PROSPECTUS

JULY 12, 2018

ONLN	ProShares Online Retail ETF

PROSHARES TRUST	Distributor: SEI Investments Distribution Co.

ProShares Online Retail ETF is listed on NYSE Arca (“Exchange”). Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

3	Summary Section

4	ProShares Online Retail ETF
9	Investment Objectives, Principal Investment Strategies and Related Risks
14	Management of ProShares Trust

15	Determination of NAV

16	Distributions

16	Dividend Reinvestment Services

16	Taxes

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Summary Section

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Investment Objective

ProShares Online Retail ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the ProShares Online Retail Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses*	0.00%

Total Annual Fund Operating Expenses	0.58%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$59	$186

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. The Fund has not yet commenced operations as of the date of this Prospectus. Thus, no portfolio turnover information is provided for this Fund.

Principal Investment Strategies

The Fund seeks to invest substantially all of its assets in the stocks that make up the Index and generally holds each stock in approximately the same proportion as its weighting in the Index.

The Index is designed to measure the performance of publicly traded companies that principally sell online or through other non-store sales channels, such as through mobile or app purchases, rather than through “brick and mortar” store locations (“Online Retailers”). The Index may include U.S. and non-U.S. companies. To be included in the Index, an Online Retailer’s securities must be listed on a U.S. stock exchange, must have a minimum market capitalization of $500 million and must meet certain liquidity requirements. Non-U.S. companies may not make up more than 25% of the Index. Companies are weighted in the Index using a modified market capitalization approach.

ProShare Advisors LLC (“ProShare Advisors”) believes that investing in Online Retailers is attractive because online sales have been rapidly rising and ProShare Advisors believes this trend will continue.

The Fund invests in securities that ProShare Advisors believes will enable the Fund, before fees and expenses, to track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its assets in the component securities of the Index.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

¡	American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company.

¡	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security or instrument, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of May 31, 2018, the Index was concentrated in the Information Technology and Retailing industry groups.

The Index is created and sponsored by ProShare Advisors and is licensed for use by ProShares Trust (the “Trust”). Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

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Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation

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may prevent the Fund from achieving its investment objective. Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index or in financial instruments. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•	Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps and other instruments correlated with the equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

•	Foreign Investments Risk/Emerging Market Risk — Investments in securities of foreign issuers may expose the Fund to increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•	Self-Indexing Performance Risk — The Fund is linked to an Index sponsored by ProShare Advisors. There can be no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that third parties may attempt to manipulate the value of the Index or its underlying securities. The Index may underperform other asset classes and may underperform other indices or benchmarks based upon the same underlying securities. Each of these factors could have a negative impact on the performance of the Fund.

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Information Technology Industry Risk — The Fund is subject to risks faced by companies in the information technology industry. Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily

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dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole. The information technology industry may also be affected by risks that affect the telecommunications industry, including a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

•	Internet Companies Risk — Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. In addition, the stocks of many internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories. Many internet companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Fund shares are listed for trading on the Exchange and can be bought and sold in the secondary market at market prices. The market price of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund.

•	New Fund Risk — The Fund recently commenced operations, has a limited operating history, and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the listing of the Fund’s shares will continue unchanged.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

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Online Retail Companies Risk — Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology

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and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses. Though ProShare Advisors believes that investing in Online Retailers is attractive because online sales have been rapidly rising, there is no guarantee that this trend will continue. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.

•	Portfolio Turnover Risk — In seeking to meet its investment objective, the Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

•	Retailing Industry Risk — The Fund is subject to the risks faced by companies in the retailing industry, including: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of high volume sales days to achieve overall results; and dependence on outside financing, which may be difficult to obtain. The retailing industry may also be affected by risks that affect the broader consumer discretionary industry.

•	Small-and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small-and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Software and Services Industry Risk — The Fund is subject to the risks faced by companies in the software and services industry, including: competitive pressures, such as aggressive pricing (including fixed-rate pricing), technological developments (including product-specific technological change), changing domestic demand, and the ability to attract and retain skilled employees; availability and price of components; dependence on intellectual property rights, and potential loss or impairment of those rights; research and development costs; rapid product obsolescence; cyclical market patterns; evolving industry standards; and frequent new product introductions requiring timely and successful introduction of new products and the ability to service such products. The software and services industry may also be affected by risks that affect the broader information technology industry.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.

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Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have managed the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly and capital gains, if any, at least annually.

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Investment Objectives, Principal Investment Strategies and Related Risks

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This section contains additional details about the investment objectives, principal investment strategies and related risks of ProShares Online Retail ETF (the “Fund”).

Investment Objectives

The Fund seeks investment results, before fees and expenses, that track the performance of the ProShares Online Retail Index (the “Index”). The Fund’s investment objective is non-fundamental, meaning that it may be changed by the Board of Trustees (the “Board”) of ProShares Trust (the “Trust”), without the approval of Fund shareholders. The Fund reserves the right to substitute a different index for the Index without shareholder approval.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in the component securities of the Index. The Fund also may invest in securities and financial instruments designed to provide similar exposure. The Fund employs various investment techniques that ProShare Advisors believes should, in the aggregate, simulate the movement of the Index. The investment techniques utilized to simulate the movement of the Index are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs, while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the Index. For example, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. The Fund may invest in or obtain exposure to components not included in the Index or overweight or underweight certain components of the Index with the intent of obtaining exposure with aggregate characteristics similar to the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund generally seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends, direction, or the financial condition of a particular issuer.

The Fund may invest in the securities and financial instruments described below as a principal investment strategy.

•	Equity Securities — The Fund invests in common stock issued by U.S. public companies.

•	Depositary Receipts — The Fund may invest in American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

¡	ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar denominated investments that are easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

¡	GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

The Fund seeks to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in the securities included in the Index and/or investments with similar economic characteristics.

Other Principal Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in the Fund. The Fund’s NAV should change daily relative to the performance of the Index, which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on the Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers. The SAI contains additional information about the Fund, its investment strategies and related risks. The Fund may be subject to other risks in addition to those identified as principal risks.

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Correlation Risk — There is no guarantee that the Fund will achieve a high degree of correlation with the Index. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, from the Index on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the Index. Factors that may adversely affect the Fund’s correlation with the Index include material over- or underexposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying the Index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. At times, the Fund may not have investment exposure to all securities in its Index, or its weighting of investment exposure to such securities, financial investments or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial investments not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which

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may negatively affect the Fund’s correlation with its Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to its Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

•	Market Price Variance Risk — Individual shares of the Fund are listed for trading on the Exchange and can be bought and sold in the secondary market at market prices. The market price of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Differences between secondary market prices and the value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or financial instruments held by the Fund at a particular time. Given the fact that shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. In addition, there may be times when the market price and the value of the Fund’s holdings vary significantly and you may pay more than the value of the Fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the Fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions may result in trading prices that differ significantly from the value of the Fund’s holdings. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming shares directly with the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The

Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Trading Risks — Although the shares are listed for trading on the Exchange, and may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Short selling of shares is also limited pursuant to SEC rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all, on any stock exchange.

Precautionary Notes

•	A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker dealers, or its nominee will be the registered owner of all outstanding shares of the Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.

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A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from the Fund may be issued on an ongoing basis, a “distribution” of that Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus

12	:: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	PROSHARES.COM

delivery and liability provisions of the Securities Act of 1933 (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

•	A Precautionary Note to Investment Companies — For purposes of the Investment Company Act of 1940, the Fund is a registered investment company, and the acquisition of the Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. The Trust and the Fund have obtained an exemptive order from the SEC allowing a registered investment company to invest in Fund shares beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.

•	A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can postpone payment of redemption proceeds for any period during which: (1) the Exchange is closed other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) any emergency circumstances exist, as determined by the SEC; (4) the SEC by order permits for the protection of shareholders of the Fund; and (5) for up to 14 calendar days for any Fund holding non-U.S. investments, as further described in the SAI.

•	A Precautionary Note Regarding Regulatory Initiatives — There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategy.

Information About the Index, the Index Provider and the Index Calculation Agent

The Index.

The Index is designed to measure the performance of Online Retailers. ProShare Advisors believes that long exposure to Online Retailers is attractive because online sales have been rapidly rising and that this trend will continue.

The universe of securities eligible for inclusion in the Index begins with the equity securities of companies that are listed on a U.S. securities exchange. Both U.S. and non-U.S. companies are eligible to be included in the Index. A company must have a market capitalization of at least $500 million and a six-month daily average traded value of at least $1 million as of the annual Index reconstitution date in June of each year to be included in the Index. A company will be included in the Index if (i) it is classified as an online retailer, an e-commerce retailer, or an internet and direct marketing retailer according to the standard third-party industry classification systems used by the Index and (ii) it meets the other Index requirements. Online travel companies are excluded from the Index.

The weighting (i.e., percentage) of each company in the Index is determined based on such company’s market capitalization, adjusted as described below. Weightings are set as of the annual Index reconstitution in June and the date of each monthly rebalance. As of such dates, (i) the weighting of any individual company may not exceed 24% of the value of the Index, (ii) the sum of the weightings of all companies individually weighing more than 4.5% of the Index may not exceed 50% of the value of the Index, and (iii) the total weight of all non-U.S. companies will be capped at 25% of the value of the Index. Exposure and weightings will vary in between such dates.

The Index may include common stocks and/or depositary receipts, such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

The Index Provider and the Index Calculation Agent. The ProShares Online Retail Index (the “Index”) is owned by ProShare Advisors LLC. ProShare Advisors is solely responsible for overseeing the methodology governing the operation of the Index and for adopting and implementing changes to each methodology. Solactive AG serves as index calculation agent and performs routine daily index calculations and index maintenance (e.g., annual Index reconstitution, quarterly rebalancing, and corporate actions) for the Index. ProShare Advisors licenses the Index to the Trust for use in connection with the Fund, at no charge.

PROSHARE ADVISORS DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND PROSHARE ADVISORS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. PROSHARE ADVISORS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. PROSHARE ADVISORS EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN.

“Solactive AG” is a registered trademark of Solactive AG and has been licensed for use by ProShare Advisors LLC (the “Advisor”). The Fund is not sponsored, endorsed, sold, or promoted by Solactive AG, and it makes no representation regarding the advisability of investing in the Fund. SOLACTIVE AG AND ITS

PROSHARES.COM	INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS ::	13

AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Solactive AG calculates and publishes the Index and uses its best efforts to ensure that the index is calculated correctly. The publication of the Index by Solactive AG does not constitute a recommendation by Solactive AG to invest in the Fund. Solactive

AG offer any guarantee or assurance with regard to the results of using the Index.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. The Fund’s portfolio holdings are posted on a daily basis to the Trust’s website at ProShares.com.

14	PROSHARES.COM

Management of ProShares Trust

PROSHARES.COM	MANAGEMENT OF PROSHARES TRUST ::	15

Board of Trustees and Officers

The Board is responsible for the general supervision of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund.

Investment Advisor

ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814, serves as the investment adviser to the Fund and provides investment advice and management services to the Fund. ProShare Advisors oversees the investment and reinvestment of the assets in the Fund.

Pursuant to an Investment Advisory and Management Agreement between ProShare Advisors and the Trust on behalf of the Fund, ProShare Advisors is responsible for substantially all expenses of the Fund (and substantially all expenses of any wholly owned subsidiary of the Fund, if any) except interest expenses, taxes, brokerage and other transaction costs, compensation and expenses of the Independent Trustees, compensation and expenses of counsel to the Independent Trustees, compensation and expenses of the Trust’s chief compliance officer and his or her staff, future distribution fees or expenses, and extraordinary expenses. For its investment advisory and management services, the Fund pays ProShare Advisors a fee at an annualized rate of 0.58% of its average daily net assets.

A discussion regarding the basis for the Board approving the investment advisory and management agreement for the Fund will be included in the Trust’s semiannual or annual report to shareholders that covers the period during which the approval occurred.

Portfolio Management

The following individuals have responsibility for the day-to-day management of the Fund as set forth in the Summary Prospectus relating to Fund. The Portfolio Managers’ business experience for the past five years is listed below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund can be found in the SAI.

Michael Neches, ProShare Advisors: Senior Portfolio Manager since November 2010. ProFunds Advisors LLC: Senior Portfolio Manager since October 2013. ProShare Capital Management LLC: Senior Portfolio Manager from June 2012 through September 2013.

Tarak Davé: ProShare Advisors LLC: Portfolio Manager since April 2018, Associate Portfolio Manager from November 2015 to April 2018, Senior Portfolio Analyst from May 2014 to October 2015 and Portfolio Analyst from April 2011 to April 2014. ProFund Advisors: Portfolio Manager since April 2018, Associate Portfolio Manager from November 2015 to April 2018, Senior Portfolio Analyst from May 2014 to October 2015 and Portfolio Analyst from April 2011 to April 2014.

Additional Information

The Trust enters into contractual arrangements with various parties who provide services to the Fund, including ProShare Advisors,

the Fund’s administrator and fund accounting agent, custodian, transfer agent, and distributor. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person than any rights conferred explicitly by federal or state securities laws that may not be waived.

Determination of NAV

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by JPMorgan Chase Bank, N.A. and is generally determined each business day as of the close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern Time).

Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Short-term securities are valued on the basis of amortized cost or based on market prices. In addition, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index, when the level of the index is not computed as of the close of the U.S. securities markets.

When a market price is not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the Fund sold them. See the SAI for more details.

To the extent the Fund’s portfolio investments trade in foreign markets on days when the Fund is not open for business or when the primary exchange for the shares is not open, the value of the Fund’s assets may vary, shareholders may not be able to purchase

16	:: MANAGEMENT OF PROSHARES TRUST	PROSHARES.COM

or sell Fund shares and Authorized Participants may not be able to create or redeem Creation Units. Also, certain portfolio investments may not be traded on days the Fund is open for business.

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Washington’s Birthday (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas. The Exchange may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/ redemption transaction order time cutoffs would also be accelerated.

Distributions

As a shareholder on the Fund record date, you will earn a share of the investment income and net realized capital gains, if any, derived from the Fund’s portfolio holdings. You will receive such earnings as either an income dividend or a capital gains distribution. The Fund intends to declare and distribute net investment income, if any, and net realized capital gains, if any, to its shareholders at least annually. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the respective Fund or in cash.

If such a distribution is declared payable in that fashion, holders of shares will receive additional shares of the respective Fund unless they elect to receive cash. Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.

Dividend Reinvestment Services

As noted above under “Distributions”, the Fund may declare a distribution from net realized capital gains to be payable in additional shares or cash. Even if the Fund does not declare a distribution to be payable in shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

Frequent Purchases and Redemptions of Shares

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares. The Board believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of shares remains at or close to NAV.

Taxes

The following is certain general information about taxation of the Fund:

•	The Fund intends to qualify for treatment as a “regulated investment company” for U.S. federal income tax purposes. In order to so qualify, the Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.

•	If the Fund qualifies for treatment as a regulated investment company, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders. If the Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.

•	Investments by the Fund in options, futures, forward contracts, swap agreements and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the distributions to shareholders by the Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid fund-level tax.

•	Investments by the Fund or a wholly-owned foreign subsidiary in debt obligations issued or purchased at a discount and certain derivative instruments could cause the Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and could affect the amount, timing or character of the income distributed to shareholders by the Fund. Investments by the Fund in a foreign subsidiary and in shares of other investment companies could affect the amount, timing or character of the Fund’s distributions to shareholders relative to the Fund’s distributions had it invested directly in the securities held by such a foreign subsidiary or such other investment companies.

•

In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can

PROSHARES.COM	MANAGEMENT OF PROSHARES TRUST ::	17

make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

  Taxable investors should be aware of the following basic tax points:

•	Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

•	Distributions declared in October, November or December of one year payable to shareholders of record in such month and paid by the end of January of the following year — are taxable for federal income tax purposes as if received on December 31 of the calendar year in which the distributions were declared.

•	Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Ordinary dividends you receive that the Fund reports as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses.

•	Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your Fund shares.

•	Distributions from net realized capital gains may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.

•	The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of ordinary dividends and capital gain dividends, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

•	A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
•	Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

•	Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) that the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. The Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. The Fund’s dividends other than those the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Special tax considerations may apply to foreign persons investing in the Fund. Please see the SAI for more information.

•	The Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to withholding and other taxes imposed by foreign countries, which will reduce the Fund’s return on and taxable distributions in respect of its non-U.S. investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it has paid. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for these amounts on your federal U.S. income tax return, subject to certain limitations.

•	By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have underreported dividend or interest income or have failed to certify to the Fund or its agent that you are not subject to this withholding. The backup withholding rate is 28%. In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:

•	A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.

•

A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person

18	:: MANAGEMENT OF PROSHARES TRUST	PROSHARES.COM

purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an individual retirement account (IRA), special tax rules apply. Please consult your tax advisor for detailed information about the Fund’s tax consequences for you. See “Taxation” in the SAI for more information.

Premium/Discount Information

The Trust’s website has information about the premiums and discounts for the Fund. Premiums or discounts are the differences between the NAV and market price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the NAV. A discount is the amount that the Fund is trading below the NAV.

Escheatment

Unclaimed or inactive accounts may be subject to escheatment laws, and the Fund and the Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, the Fund may pay the Fund’s distributor, financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of the Fund as reimbursement or compensation for distribution related activities with respect to the Fund. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. No payments are expected to be made by the Fund under the Plan during the current fiscal year.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

You can find additional information about the Fund in its current Statement of Additional Information (“SAI”), dated October 1, 2017, as supplemented through July 12, 2018, as may be amended from time to time, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI is available, free of charge, online at ProShares.com. You may also receive a free copy of the SAI or make inquiries to ProShares by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.

You can find other information about ProShares on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about ProShares, including their SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090.

© 2018 ProShare Advisors LLC. All rights reserved.	July 12, 2018

STATEMENT OF ADDITIONAL INFORMATION—October 1, 2017, as supplemented through July 12, 2018

PROSHARES TRUST

7501 WISCONSIN AVENUE, SUITE 1000E, BETHESDA, MD 20814    866.PRO.5125    866.776.5125

NOBL	S&P 500 Dividend Aristocrats ETF	Short Sector		Ultra MarketCap
REGL	S&P MidCap 400 Dividend Aristocrats ETF	SBM	Short Basic Materials	SSO	Ultra S&P500®
SMDV	Russell 2000 Dividend Growers ETF	SEF	Short Financials	QLD	Ultra QQQ®
EFAD	MSCI EAFE Dividend Growers ETF	DDG	Short Oil & Gas	DDM	Ultra Dow30SM
EUDV	MSCI Europe Dividend Growers ETF	REK	Short Real Estate	MVV	Ultra MidCap400
EMDV	MSCI Emerging Markets Dividend Growers ETF	EMTY	Decline of the Retail Store ETF	UWM	Ultra Russell2000
ALTS	Morningstar Alternatives Solution ETF	SMN	UltraShort Basic Materials	SAA	Ultra SmallCap600
TOLZ	DJ Brookfield Global Infrastructure ETF	BIS	UltraShort Nasdaq Biotechnology	UPRO	UltraPro S&P500®
CLIX	Long Online/Short Stores ETF	SZK	UltraShort Consumer Goods	TQQQ	UltraPro QQQ®
ONLN	Online Retail ETF
PEX	Global Listed Private Equity ETF	SCC	UltraShort Consumer Services	UDOW	UltraPro Dow30SM
CSM	Large Cap Core Plus	SKF	UltraShort Financials	UMDD	UltraPro MidCap400
SPXE	S&P 500 Ex-Energy ETF	GDXS	UltraShort Gold Miners	URTY	UltraPro Russell2000
SPXN	S&P 500 Ex-Financials ETF	RXD	UltraShort Health Care
SPXV	S&P 500 Ex-Health Care ETF	SIJ	UltraShort Industrials	UltraSector
SPXT	S&P 500 Ex-Technology ETF	DUG	UltraShort Oil & Gas	UYM	Ultra Basic Materials
EQRR	Equities for Rising Rates ETF	SRS	UltraShort Real Estate	BIB	Ultra Nasdaq Biotechnology
SPXB	S&P 500 Bond ETF
HYHG	High Yield—Interest Rate Hedged	SSG	UltraShort Semiconductors	UGE	Ultra Consumer Goods
IGHG	Investment Grade—Interest Rate Hedged	REW	UltraShort Technology	UCC	Ultra Consumer Services
EMSH	Short Term USD Emerging Markets Bond ETF	SDP	UltraShort Utilities	UYG	Ultra Financials
HDG	Hedge Replication ETF	ZBIO	UltraPro Short Nasdaq Biotechnology	GDXX	Ultra Gold Miners
FUT	Managed Futures Strategy ETF	FINZ	UltraPro Short Financial Select Sector	RXL	Ultra Health Care
MRGR	Merger ETF			UXI	Ultra Industrials
RALS	RAFI® Long/Short	Short International		DIG	Ultra Oil & Gas
OILK	K-1 Free Crude Oil Strategy ETF	EFZ	Short MSCI EAFE	URE	Ultra Real Estate
RINF	Inflation Expectations ETF	EUM	Short MSCI Emerging Markets	USD	Ultra Semiconductors
WYDE	CDS Short North American HY Credit ETF	YXI	Short FTSE China 50	ROM	Ultra Technology
		EFU	UltraShort MSCI EAFE	LTL	Ultra Telecommunications
Geared		EEV	UltraShort MSCI Emerging Markets	UPW	Ultra Utilities
Short Market Cap		EPV	UltraShort FTSE Europe	UBIO	UltraPro Nasdaq Biotechnology
SH	Short S&P500®	BZQ	UltraShort MSCI Brazil Capped	FINU	UltraPro Financial Select Sector
PSQ	Short QQQ®	FXP	UltraShort FTSE China 50
DOG	Short Dow30SM	EWV	UltraShort MSCI Japan	Ultra International
MYY	Short MidCap400			EFO	Ultra MSCI EAFE
RWM	Short Russell2000	Short Fixed Income		EET	Ultra MSCI Emerging Markets
SBB	Short SmallCap600	TBX	Short 7-10 Year Treasury	UPV	Ultra FTSE Europe
SDS	UltraShort S&P500®	TBF	Short 20+ Year Treasury	UBR	Ultra MSCI Brazil Capped
QID	UltraShort QQQ®	SJB	Short High Yield	XPP	Ultra FTSE China 50
DXD	UltraShort Dow30SM	PST	UltraShort 7-10 Year Treasury	EZJ	Ultra MSCI Japan
MZZ	UltraShort MidCap400	TBT	UltraShort 20+ Year Treasury
TWM	UltraShort Russell2000	TTT	UltraPro Short 20+ Year Treasury	Ultra Fixed Income
SDD	UltraShort SmallCap600			UST	Ultra 7-10 Year Treasury
SPXU	UltraPro Short S&P500®			UBT	Ultra 20+ Year Treasury
SQQQ	UltraPro Short QQQ®			UJB	Ultra High Yield
SDOW	UltraPro Short Dow30SM
SMDD	UltraPro Short MidCap400
SRTY	UltraPro Short Russell2000

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of ProShares Trust (the “Trust”), dated October 1, 2017, as supplemented April 11, 2018, the Prospectus dated November 16, 2017 for ProShares Decline of the Retail Store ETF, the Prospectus dated November 16, 2017 for ProShares Long Online/Short Stores ETF, the Prospectus dated April 11, 2018 for ProShares S&P 500 Bond ETF, and the Prospectus dated July 12, 2018 for ProShares Online Retail ETF, each as may be amended or supplemented, each of which incorporates this SAI by reference. A copy of the Prospectuses and a copy of the Annual Report to shareholders for the Funds that have completed a fiscal year are available, without charge, upon request to the address above, by telephone at the number above, or on the Trust’s website at www.ProShares.com. The Financial Statements and Notes contained in the Annual Report to Shareholders for the fiscal year ended May 31, 2017 are incorporated by reference into and are deemed part of this SAI. The principal U.S. national stock exchange on which all Funds (except those noted below) identified in this SAI are listed is NYSE Arca. The S&P MidCap 400 Dividend Aristocrats ETF, the Russell 2000 Dividend Growers ETF, the ProShares MSCI Emerging Markets Dividend Growers ETF, the ProShares S&P 500 Dividend Aristocrats ETF, the ProShares MSCI EAFE Dividend Growers ETF, the MSCI Europe Dividend Growers ETF, the Morningstar Alternatives Solution ETF, the Global Listed Private Equity ETF, the Large Cap Core Plus, the High Yield—Interest Rate Hedged, the Investment Grade—Interest Rate Hedged, the Short Term USD Emerging Markets Bond ETF, the ProShares Managed Futures Strategy ETF, the Merger ETF, K-1 Free Crude Oil Strategy ETF and the CDS Short North American HY Credit ETF are listed on the Bats BZX Exchange, Inc. The UltraPro Short QQQ®, the UltraShort Nasdaq Biotechnology, the UltraPro Short Nasdaq Biotechnology, the UltraPro QQQ®, the Ultra Nasdaq Biotechnology the UltraPro Nasdaq Biotechnology and the Equities for Rising Rates ETF are listed on The NASDAQ Stock Market.

GLOSSARY OF TERMS

For ease of use, certain terms or names that are used in this SAI have been shortened or abbreviated. A list of many of these terms and their corresponding full names or definitions can be found below. An investor may find it helpful to review the terms and names before reading the SAI.

Term	Definition
1933 Act	Securities Act of 1933

1934 Act	Securities Exchange Act of 1934

1940 Act	Investment Company Act of 1940

The Advisor or ProShare Advisors	ProShare Advisors LLC

Board of Trustees or Board	Board of Trustees of ProShares Trust

CFTC	U.S. Commodity Futures Trading Commission

Code or Internal Revenue Code	Internal Revenue Code of 1986

Distributor or SEI	SEI Investments Distribution Co.

Exchange	NYSE Arca, The NASDAQ Stock Market or the Bats BZX Exchange, Inc.

Fund(s)	One or more of the series of the Trust identified on the front cover of this SAI

Independent Trustee(s)	Trustees who are not “Interested Persons” of the Advisor or Trust as defined under Section 2(a)(19) of the 1940 Act

New Funds	Decline of the Retail Store ETF, Long Online/Short Stores ETF, S&P 500® Bond ETF and Online Retail ETF

SAI	The Trust’s Statement of Additional Information dated October 1, 2017, as supplemented through July 12, 2018

SEC	U.S. Securities and Exchange Commission

Shares	The shares of the Funds

Trust	ProShares Trust

Trustee(s)	One or more of the trustees of the Trust

Unitary Fee Funds	S&P 500 Dividend Aristocrats ETF, S&P MidCap 400 Dividend Aristocrats ETF, Russell 2000 Dividend Growers ETF, MSCI EAFE Dividend Growers ETF, MSCI Europe Dividend Growers ETF, MSCI Emerging Markets Dividend Growers ETF, Decline of the Retail Store ETF, Long Online/Short Stores ETF, Online Retail ETF, DJ Brookfield Global Infrastructure ETF, Large Cap Core Plus, S&P 500 Ex-Energy ETF, S&P 500 Ex-Financials ETF, S&P 500 Ex-Health Care ETF, S&P 500 Ex-Technology ETF, Equities for Rising Rates ETF, S&P 500 Bond ETF, High Yield—Interest Rate Hedged, Investment Grade—Interest Rate Hedged, Managed Futures Strategy ETF, and K-1 Free Crude Oil Strategy ETF (the “Crude Oil Strategy ETF”)

PROSHARES TRUST

ProShares Trust (the “Trust”) is a Delaware statutory trust and is registered with the SEC as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized on May 29, 2002 and consists of multiple series, including the 116 Funds listed on the front cover of this SAI.

Each Fund, except for S&P 500 Dividend Aristocrats ETF, S&P MidCap 400 Dividend Aristocrats ETF, Russell 2000 Dividend Growers ETF, MSCI EAFE Dividend Growers ETF, MSCI Europe Dividend Growers ETF, MSCI Emerging Markets Dividend Growers ETF, Morningstar Alternatives Solution ETF, Long Online/Short Stores, Online Retail ETF, DJ Brookfield Global Infrastructure ETF, Global Listed Private Equity ETF, Large Cap Core Plus, S&P 500 Ex-Energy ETF, S&P 500 Ex-Financials ETF, S&P 500 Ex-Health Care ETF, S&P 500 Ex-Technology ETF, Equities for Rising Rates ETF, S&P 500 Bond ETF, High Yield—Interest Rate Hedged, Investment Grade—Interest Rate Hedged, Short Term USD Emerging Markets Bond ETF, Hedge Replication ETF, Merger ETF, RAFI® Long/Short, and Inflation Expectations ETF (each, a “Matching ProShares Fund” and collectively, the “Matching ProShares Funds” or “Matching Funds”), Managed Futures Strategy ETF, Crude Oil Strategy ETF and CDS Short North American HY Credit ETF, is “Geared” in the sense that each is designed to seek daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the inverse (-1x), multiple (i.e., 2x or 3x), or inverse multiple (i.e., -2x or -3x) of the daily performance of an index for a single day, not for any other period (for purposes of this SAI, the term “index” includes the Merrill Lynch Factor Model – Exchange Series benchmark). The Short ProShares Funds (i.e., the Geared ProShares Funds that have the prefix “Short”, “UltraShort” or “UltraPro Short” in their names) are designed to correspond to the inverse of the daily performance or an inverse multiple of the daily performance of an index. The Ultra ProShares Funds (i.e., the Geared ProShares Funds that have the prefix “Ultra” or UltraPro” in their names) are designed to correspond to a multiple of the daily performance of an index. The Funds, except the Matching ProShares Funds, the Managed Futures Strategy ETF, the Crude Oil Strategy ETF and the CDS Short North American HY Credit ETF, do not seek to achieve their stated investment objective over a period of time greater than a single day. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. Each Matching ProShares Fund, the Managed Futures Strategy ETF, the Crude Oil Strategy ETF and the CDS Short North American HY Credit ETF seeks to achieve its stated investment objective both on a single day and over time. The Managed Futures Strategy ETF is actively managed and seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets. The Crude Oil Strategy ETF is actively managed and seeks to provide exposure to the West Texas Intermediate crude oil futures markets. The CDS Short North American HY Credit ETF is actively managed and seeks to provide short exposure to the credit of debt issuers.

Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees (the “Board”) of the Trust, without the approval of Fund shareholders. Each Fund (excluding the Managed Futures Strategy ETF, the Crude Oil Strategy ETF and the CDS Short North American HY Credit ETF, which are actively managed) reserves the right to substitute a different index or security for its index, without the approval of that Fund’s shareholders. Other Funds may be added in the future. Each Fund, except for S&P 500 Dividend Aristocrats ETF, S&P MidCap 400 Dividend Aristocrats ETF, Russell 2000 Dividend Growers ETF, MSCI EAFE Dividend Growers ETF, MSCI Europe Dividend Growers ETF, MSCI Emerging Markets Dividend Growers ETF, DJ Brookfield Global Infrastructure ETF, Equities for Rising Rates ETF, S&P 500 Bond ETF, S&P 500 Ex-Energy ETF, the S&P 500 Ex-Financials ETF, S&P 500 Ex-Health Care ETF, S&P 500 Ex-Technology ETF, High Yield—Interest Rate Hedged, Investment Grade—Interest Rate Hedged and Short Term USD Emerging Markets Bond ETF, is a non-diversified management investment company.

The Morningstar Alternatives Solution ETF is a fund of exchange-traded funds and seeks its investment objective by investing primarily in the securities of other exchange-traded funds that seek investment results corresponding to their own underlying indexes or strategies.

The Funds are exchange-traded funds (“ETFs”) and the shares of each Fund (“Shares”) are listed on NYSE Arca, The NASDAQ Stock Market or the Bats BZX Exchange, Inc., (each, an “Exchange”). The Shares trade on the relevant Exchange at market prices that may differ to some degree from the Shares’ NAVs. Each Fund issues and redeems Shares on a continuous basis at NAV in large, specified numbers of Shares called “Creation Units.” Creation Units of the Funds are issued and redeemed in-kind for securities and an amount of cash or entirely in cash, in each case at the discretion of ProShare Advisors LLC (the “Advisor” or “ProShare Advisors”). Except when aggregated in Creation Units, Shares cannot be purchased from and are not redeemable securities of the Funds. Retail investors, therefore, generally will not be able to purchase or redeem the Shares directly. Rather, most retail investors will purchase and sell Shares in the secondary market with the assistance of a broker. Reference is made to the Prospectus for a discussion of the investment objectives and policies of each of the Funds. The discussion below supplements, and should be read in conjunction with, the Prospectus. Portfolio management is provided to the Funds by ProShare Advisors, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814.

The investment restrictions of the Funds specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of the Funds not specified as fundamental (including the index of a Fund) may be changed by the Board without the approval of shareholders.

It is the policy of the Funds (excluding the Managed Futures Strategy ETF, the Crude Oil Strategy ETF and the CDS Short North American HY Credit ETF, which are actively managed) to pursue their investment objectives of correlating with their indices regardless of market conditions, to attempt to remain nearly fully invested and not to take defensive positions.

The investment techniques and strategies discussed below may be used by a Fund if, in the opinion of the Advisor, the techniques or strategies may be advantageous to the Fund. A Fund may reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a Fund, will result in the achievement of the Fund’s objectives. Also, there can be no assurance that any Fund will grow to, or maintain, an economically viable size, and management may determine to liquidate a Fund at a time that may not be opportune for shareholders.

As a general matter, the Short ProShares Funds and the CDS Short North American HY Credit ETF respond differently in response to market conditions than the Matching ProShares Funds, the Ultra ProShares Funds, the Managed Futures Strategy ETF or the Crude Oil Strategy ETF. The terms “favorable market conditions” and “adverse market conditions,” as used in this SAI, are Fund-specific.

Market conditions should be considered favorable to a Fund when such conditions make it more likely that the value of an investment in that Fund will increase. Market conditions should be considered adverse to a Fund when such conditions make it more likely that the value of an investment in that Fund will decrease. For example, market conditions that cause the level of the S&P 500® to rise are considered “favorable” to the Ultra S&P500® and are considered “adverse” to the Short S&P500®.

Fund Name Changes

Over the past five years, certain Funds have undergone name changes as follows:

Prior Fund Name	Current Fund Name	Effective Date of Name Change
ProShares 30 Year TIPS/TSY Spread	ProShares Inflation Expectations ETF	May 5, 2016
ProShares UltraPro Short Financials	ProShares UltraPro Short Financial Select Sector	November 4, 2015
ProShares UltraPro Financials	ProShares UltraPro Financial Select Sector	November 4, 2015
ProShares S&P 500 Aristocrats ETF	ProShares S&P 500 Dividend Aristocrats ETF	October 1, 2014
ProShares Short FTSE China 25	ProShares Short FTSE China 50	September 22, 2014
ProShares UltraShort FTSE China 25	ProShares UltraShort FTSE China 50	September 22, 2014
ProShares Ultra FTSE China 25	ProShares Ultra FTSE China 50	September 22, 2014

Exchange Listing and Trading

There can be no assurance that the requirements of an Exchange necessary to maintain the listing of Shares of any Fund will continue to be met. An Exchange may remove a Fund from listing under certain circumstances.

As in the case of all equities traded on an Exchange, the brokers’ commission on transactions in the Funds will be based on negotiated commission rates at customary levels for retail customers.

In order to provide current Share pricing information, an Exchange disseminates an updated Indicative Optimized Portfolio Value (“IOPV”) for each Fund. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no warranty as to the accuracy of the IOPVs. IOPVs are expected to be disseminated on a per Fund basis every 15 seconds during regular trading hours of an Exchange.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

General

Each Fund may consider changing its index at any time, including if, for example: the current index becomes unavailable; the Board believes that the current index no longer serves the investment needs of a majority of shareholders or that another index may better serve their needs; or the financial or economic environment makes it difficult for the Fund’s investment results to correspond sufficiently to its current index. If believed appropriate, a Fund may specify an index for itself that is “leveraged” or proprietary. There can be no assurance that a Fund will achieve its objective.

Fundamental securities analysis is not used by ProShare Advisors in seeking to correlate a Matching Fund’s investment returns with its index. Rather, ProShare Advisors primarily uses a passive or mathematical approach to determine the investments a Matching Fund makes and techniques it employs. While ProShare Advisors attempts to minimize any “tracking error,” certain factors tend to cause a Matching Fund’s investment results to vary from a perfect correlation to its index, as applicable. See “Special Considerations” below for additional details.

For purposes of this SAI, the word “invest” refers to a Fund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a Fund’s direct and indirect investments in securities and other instruments. For example, the Funds typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those securities or instruments.

Additional information concerning the Funds, their investment policies and techniques, and the securities and financial instruments in which they may invest is set forth below.

Name Policies

The Funds subject to the SEC “names rule” (Rule 35d-1 under the 1940 Act) have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their assets exposed to the types of securities suggested by their name and/or investments with similar economic characteristics. Such direct or inverse exposure may be obtained through direct investments/short positions in the securities and/or through investments with similar economic characteristics. For the purposes of each such investment policy, “assets” includes a Fund’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a Fund’s net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the Fund’s books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s name policy.

While the DJ Brookfield Global Infrastructure ETF and the Global Listed Private Equity ETF anticipate that, under normal market conditions, each Fund will invest primarily (i.e., at least 40% of its “assets” as defined above) in securities issued by issuers organized or located outside the United States (“foreign issuers”), to the extent that foreign issuers ever comprise less than 40% of such Fund’s assets for an extended period of time (i.e., six months), the Fund will take steps to: (i) either change its name; or (ii) change its benchmark.

Equity Securities (not applicable to the Inflation Expectations ETF or the Short ProShares Funds)

The Funds may invest in equity securities. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Funds are particularly sensitive to these market risks.

Investments in equity securities by each of the Managed Futures Strategy ETF and the Crude Oil Strategy ETF will be limited to investments in its respective Subsidiary (as defined below).

Foreign Securities (not applicable to the Inflation Expectations ETF)

The Funds may invest in foreign issuers, securities traded principally in securities markets outside the United States, U.S.-traded securities of foreign issuers and/or securities denominated in foreign currencies (together “foreign securities”). Also, each Fund may seek exposure to foreign securities by investing in Depositary Receipts (discussed below). Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about issuers in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. Further, the growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and markets are less liquid, and may be more volatile, than comparable securities of domestic governments, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A Fund also may be affected by different settlement practices or delayed settlements in some foreign markets. Moreover, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A Fund’s foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors.

A Fund may value its financial instruments based upon foreign securities by using the market prices of domestically-traded financial instruments with comparable foreign securities’ market exposure.

Exposure to Securities or Issuers in Specific Foreign Countries or Regions

Some Funds focus their investments in particular foreign geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of such Funds may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, Funds with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, some Funds have an investment focus in a foreign country or region that is an emerging market and, therefore, are subject to heightened risks relative to Funds that focus their investments in more developed countries or regions.

Exposure to Foreign Currencies

Each Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, including “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a Fund invests in such currencies, that Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. Additionally, recent issues associated with the euro may have adverse effects on non-U.S. investments generally and on currency markets. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

Depositary Receipts

The Funds may invest in depositary receipts. Depositary receipts are receipts, typically issued by a financial institution, which evidence ownership of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”).

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter (“OTC”), are issued by domestic banks. In general, there is a large, liquid market in the United States for many ADRs. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S., however, the Funds may avoid certain risks related to investing in foreign securities on non-U.S. markets.

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries that do not restrict the trading of their stocks on other nations’ exchanges. Each Fund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

The Funds may invest in both sponsored and unsponsored depositary receipts. Certain depositary receipts, typically those designated as “unsponsored,” require the holders thereof to bear most of the costs of such facilities, while issuers of “sponsored” facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored ADRs, and the price of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer and/or there may be no correlation between available information and the market value.

Futures Contracts and Related Options

Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) a specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made. The Managed Futures Strategy ETF and the Crude Oil Strategy ETF will each invest in cash-settled futures contracts where commodities are the underlying asset. The Managed Futures Strategy ETF and the Crude Oil Strategy ETF intend to achieve this exposure through investment in the ProShares Cayman Portfolio I and the ProShares Cayman Crude Oil Portfolio, respectively, which may invest in futures contracts and options thereon.

Each Fund generally engages in closing or offsetting transactions before final settlement of a futures contract wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity index futures and in the range of approximately 1% to 3% of the contract amount for treasury futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

When a Fund purchases or sells a futures contract, or buys or sells an option thereon, the Fund “covers” its position. To cover its position, a Fund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the Fund cash or liquid instruments (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such futures contracts. Obligations under futures contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

For example, a Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A Fund may also “cover” its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, with a short position in the futures contract. A Fund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low as or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark /segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may also “cover” its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark/segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently to the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

ProShares Crude Oil Strategy ETF is an actively managed fund that seeks to provide total return through actively managed exposure to the West Texas Intermediate (“WTI”) crude oil futures markets. The Fund’s strategy seeks to outperform certain index based strategies by actively managing the rolling of WTI crude oil futures contracts. “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. The Fund generally selects between WTI crude oil futures contracts with the three nearest expiration dates (known as the front, second and third month contracts) based on ProShare Advisors’ analysis of the liquidity and cost of establishing and maintaining such positions. Each month, the Fund will evaluate this strategy on or about the fifth business day of the month and may roll its position from the fifth through ninth business days into the contract month determined by the Fund’s active investment strategy.

Forward Contracts

The Funds may enter into forward contracts to attempt to gain exposure to an index or asset without actually purchasing such asset, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of an underlying asset or the cash value of the underlying asset at an agreed-upon date. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities. Forward contracts that cannot be terminated in the ordinary course of business within seven days at approximately the amount at which a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. A Fund will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to any forward contract will typically be a major, global financial institution. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor. The Managed Futures Strategy ETF and the Crude Oil Strategy ETF may each invest in forward contracts where commodities are the underlying asset.

Forward Currency Contracts

The Funds may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts may be structured for cash settlement, rather than physical delivery.

The Funds may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Funds may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Funds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Funds are not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that the Fund may have to limit its currency transactions to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code. The Funds do not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the Funds engage in offsetting transactions, the Funds will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Because a Fund invests in cash instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although the Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers may realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Although forward currency contracts may be used by the Funds to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if a Fund had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a Fund’s position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a Fund’s forwards and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that a Fund may lose its margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom the Fund has an open forward position defaults or becomes bankrupt.

Options

Each Fund may buy and write (sell) options for the purpose of realizing its investment objective. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing a call option a Fund becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on an asset, a Fund may cover its position by owning the underlying asset on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying asset, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When a Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a Fund to write call options on assets held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.

If a Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Index Options

The Funds may purchase and write options on indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions, or to create synthetic money market positions. An index fluctuates with changes in the market values of the assets included in the index. Options on indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the closing price level of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of prices for specific underlying assets generally or, in the case of certain indexes, in an industry or market segment. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in the underlying securities or other options and/or (ii) earmarks or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying assets not otherwise covered.

Each Fund may engage in transactions in index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the Fund’s investment objective. The exercising holder of an index option receives, instead of the asset, cash equal to the difference between the closing level of the index and the exercise price of the option. Some index options are based on a broad market index such as the Standard & Poor’s (“S&P”) 500® Index, the New York Stock Exchange, Inc. (“NYSE”) Composite Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex Options and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the relevant Fund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities” below. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such options. Obligations under options so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may buy or sell; however, the Advisor intends to comply with all limitations.

Swap Agreements

The Funds may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset, or to hedge a position including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined investment or instrument. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities. On a typical long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising a benchmark index), plus the dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on such swap agreements should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities. Some Funds may also enter into swap agreements that provide the opposite return of their benchmark or a security. Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.

The Funds may enter into any of several types of swap agreements, including:

Total Return Swaps. Total return swaps are used either as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining non-leveraged exposure in markets where securities are not available. “Total return” refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.

Equity/Index Swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index. Equity swaps are normally used to (1) initiate and maintain long or short equity exposures either in an index or a specific stock portfolio; (2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce, or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Credit Default Swaps (“CDS”): In the case of a CDS, the agreement will reference one or more debt securities or reference entities. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference entity has occurred. If a credit event occurs, the seller generally must pay the buyer: a) the full notional value of the swap; or b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default. The CDS Short North American HY Credit ETF will normally be a “buyer” of CDS (also referred to as a buyer of protection or a seller of risk). The CDS Short North American HY Credit ETF will primarily invest in centrally cleared, index-based CDS that provide credit exposure through a single trade to a basket of reference entities. The CDS Short North American HY Credit ETF may also invest in single-name CDS. Single-name CDS provide exposure to a single reference entity and are not centrally cleared.

Commodity Swaps. The Managed Futures Strategy ETF and the Crude Oil Strategy ETF also may invest in commodity swaps. Commodity swaps are used either as substitutes for owning a specific physical commodities or as a means of obtaining non-leveraged exposure in markets where a specific commodity is not available.

Other forms of swap agreements that the Funds may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Fund (but generally not CDS) calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as CDS, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity.

A Fund’s current obligations under most swap agreements (total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. In connection with CDS in which a Fund is a “buyer”, the Fund will segregate or earmark cash or assets determined to be liquid by the Advisor, with a value at least equal to the Fund’s maximum potential exposure under the swap (e.g., any accrued but unpaid net amounts owed by the Fund to any clearinghouse counterparty). In connection with CDS in which a Fund is a “seller”, however, the Fund will segregate or earmark cash or assets determined to be liquid by the Advisor, with a value at least equal to the full notional amount of the swap (minus any variation margin or amounts owed to the Fund under an offsetting cleared transaction). This segregation or earmarking is intended to ensure that a Fund has assets available to satisfy its potential obligations with respect to the transaction. Each Fund reserves the right to modify its asset segregation policies in the future, including modifications to comply with any changes in the positions articulated by the SEC or its staff regarding asset segregation. Swap agreements that cannot be terminated in the ordinary course of business within seven days at approximately the amount a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations.

A Fund will not enter into any uncleared swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s right as a creditor. The counterparty risk for cleared swaps is generally lower than for uncleared over-the-counter swaps because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund. Upon entering into a cleared swap, a Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers and 1% to 5% for CDS on investment grade debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin” to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

As noted above, swap agreements typically are settled on a net basis, which means that the payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. The timing and character of any income, gain or loss recognized by a Fund on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be earmarked or segregated by a Fund’s custodian (though, as noted above, in connection with CDS in which a Fund is a “seller”, the Fund will segregate or earmark cash or assets determined to be liquid, with a value at least equal to the full notional amount of the swap (minus any variation margin or amounts owed to the Fund under an offsetting transaction)). Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

In the normal course of business, a Fund enters into standardized contracts created by the International Swaps and Derivatives Association, Inc. (“ISDA agreements”) with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund’s ISDA agreements contain provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. With uncleared swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of default or bankruptcy of a swap agreement counterparty. If such default occurs, the Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. Thus, a Fund will typically only enter into uncleared swap agreements with major, global financial institutions that meet the Fund’s standard of creditworthiness. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements.

The CFTC, in conjunction with other federal regulators, also recently proposed stricter margin requirements for certain swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct many swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The rule proposal may affect the ability of the Funds to use swap agreements (as well as futures contracts and options on futures contracts or commodities) and may substantially increase regulatory compliance costs for the Advisor and the Funds. As of the date of this SAI, the ultimate impact of the rule proposal on the Funds is uncertain. It is possible, however, that any adopted rule may adversely affect the Advisor’s ability to manage the Funds, may impair a Funds’ ability to achieve its investment objective and/or may result in reduced returns to Fund investors.

When-Issued and Delayed-Delivery Securities

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between 30 and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. Each Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, it determines that more than 15% of the Fund’s net assets would be invested in illiquid securities. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

Investments in Other Investment Companies (not applicable to the Inflation Expectations ETF)

The Funds may invest in the securities of other investment companies, including exchange-traded funds (ETFs) and unit investment trusts (UITs), to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC. If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Because most ETFs are investment companies, absent exemptive relief or reliance on an applicable exemptive statute or rule, a Fund’s investments in such investment companies generally would be limited under applicable federal statutory provisions. Those provisions typically restrict a Fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain ETFs in excess of the statutory limit in reliance on an exemptive order issued by the SEC to those entities or pursuant to statutory or exemptive relief and pursuant to procedures approved by the Board provided that the Fund complies with the conditions of the exemptive relief, as they may be amended from time to time, and any other applicable investment limitations.

Investment in a Subsidiary

Each of the Managed Futures Strategy ETF and the Crude Oil Strategy ETF (each, a “Parent Fund”) intends to achieve commodity exposure through investment in the ProShares Cayman Portfolio I and the ProShares Cayman Crude Oil Portfolio, respectively, each a wholly-owned subsidiary of its respective Parent Fund (each, a “Subsidiary”) organized under the laws of the Cayman Islands. Each Parent Fund’s investment in its respective Subsidiary is intended to provide such Parent Fund with exposure to commodity and financial markets in accordance with applicable rules and regulations. Each Subsidiary may invest in derivatives, including futures, forwards, option and swap contracts, notes and other investments intended to serve as margin or collateral or otherwise support the Subsidiary’s derivatives positions. Neither Subsidiary is registered under the 1940 Act, and neither Subsidiary will have all of the protections offered to investors in RICs. The Board, however, has oversight responsibility for the investment activities of each Parent Fund, including its investment in its respective Subsidiary, and the Parent Fund’s role as the sole shareholder of the Subsidiary.

Changes in the laws of the United States and/or the Cayman Islands, under which the Parent Funds and the Subsidiaries are organized, respectively, could result in the inability of a Parent Fund and/or its respective Subsidiary to operate as described in this SAI and could negatively affect a Parent Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, Parent Fund shareholders would likely suffer decreased investment returns. See “Taxation” below for more information.

The financial statements of each Subsidiary will be consolidated with its respective Parent Fund’s financial statements in the Parent Fund’s Annual and Semi-Annual Reports.

Master Limited Partnerships

Each Fund may invest in master limited partnerships (“MLPs”), which are commonly treated as partnerships for U.S. federal income tax purposes and publicly traded on national securities exchanges. Such MLPs are limited by the Internal Revenue Code to apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as natural gas extraction and transportation. Some real estate enterprises may also qualify as MLPs.

Investments in common units of MLPs involve risks that differ from investments in common stock. Holders of common units of MLPs have the rights typically provided to limited partners in limited partnerships and, thus, may have limited control and limited voting rights as compared to holders of a corporation’s common shares. Holders of common units may be subject to conflicts of interest with the MLP’s general partner, including those arising from incentive distribution payments. MLPs may also have limited financial resources and units may be subject to cash flow and dilution risk. In addition, investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. Accordingly, MLPs may be subject to more erratic price movements because of the underlying assets they hold. Further, a Fund’s investment in MLPs subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest.

There are also tax risks associated with investments in MLPs. While there are benefits to MLPs that are treated as partnerships for federal income tax purposes, a change to current tax law or in the underlying business of a given MLP could result in the MLP being treated as a corporation for federal income tax purposes. If the MLP were treated as a corporation, the MLP would be required to pay federal income tax on its taxable income, which would reduce the amount of cash available for distribution by the MLP. In addition, because MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying related taxes may adversely impact the Fund’s return. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

Real Estate Investment Trusts (not applicable to the Inflation Expectations ETF)

Each Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property, while mortgage REITs invest in construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and failing to maintain exempt status under the 1940 Act. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified REIT dividends from a Fund’s investment in a REIT will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT directly.

Illiquid Securities

Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933 (the “1933 Act”), but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The staff of the SEC has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions.

The SEC staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a Fund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such an event, appropriate remedies will be considered in order to minimize the effect on the Fund’s liquidity.

Debt Instruments

Below is a description of various types of money market instruments and other debt instruments that a Fund may utilize for investment purposes, as “cover” for other investment techniques such Fund employs, or for liquidity purposes. Other types of money market instruments and debt instruments may become available that are similar to those described below and in which the Funds also may invest consistent with their investment goals and policies. Each Fund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.

Money Market Instruments

To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, floating and variable rate notes, commercial paper, certificates of deposit, time deposits, bankers’ acceptances or repurchase agreements and other short-term liquid instruments secured by U.S. government securities. Each Fund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each Fund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.

U.S. Government Securities

The Funds may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these Funds employ, or for liquidity purposes.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance: U.S. Treasury bills, which have initial maturities of one year or less; U.S. Treasury notes, which have initial maturities of one to ten years; and U.S. Treasury bonds, which generally have initial maturities of greater than ten years. In addition, U.S. government securities include Treasury Inflation-Protected Securities (“TIPS”). TIPS are inflation-protected public obligations of the U.S. Treasury. These securities are designed to provide inflation protection to investors. TIPS are income generating instruments whose interest and principal payments are adjusted for inflation – a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index such as the Consumer Price Index. A fixed-coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of the inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. In addition, TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a Fund’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a Fund’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a Fund’s income when interest rates fall. Of course, a Fund’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each Fund may invest in mortgage-backed securities, as “cover” for the investment techniques these Funds employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by GNMA, FNMA or the Federal Home Loan Mortgage Corporation (“FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Funds will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by appreciation in home values, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements with financial institutions in pursuit of its investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Funds will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total net assets. The investments of each of the Funds in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

Other Fixed Income Securities

Each Fund may invest in a wide range of fixed income securities, which may include foreign sovereign, sub-sovereign and supranational bonds, as well as any other obligations of any rating or maturity such as foreign and domestic investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s Rating Group (“S&P”) or Baa or better by Moody’s Investor Services (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. The Funds may also invest in unrated securities.

FOREIGN SOVEREIGN, SUB-SOVEREIGN, QUASI SOVEREIGN AND SUPRANATIONAL SECURITIES. The Funds may invest in fixed-rate debt securities issued by: non-U.S. governments (foreign sovereign bonds); local governments, entities or agencies of a non-U.S. country (foreign sub-sovereign bonds); corporations with significant government ownership (“Quasi-Sovereigns”); or two or more central governments or institutions (supranational bonds). These types of debt securities are typically general obligations of the issuer and are typically guaranteed by such issuer. Despite this guarantee, such debt securities are subject to default, restructuring or changes to the terms of the debt to the detriment of security holders. Such an event impacting a security held by a Fund would likely have an adverse impact on the Fund’s returns. Also, due to demand from other investors, certain types of these debt securities may be less accessible to the capital markets and may be difficult for a Fund to source. This may cause a Fund, at times, to pay a premium to obtain such securities for its own portfolio. For more information related to foreign sovereign, sub-sovereign and supranational securities, see “Foreign Securities” and “Exposure to Securities or Issuers in Specific Foreign Countries or Regions” above.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but the higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed income security may affect the value of these investments. Each Fund will not necessarily dispose of a security when its rating is reduced below the rating it had at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund’s investment objective.

COVERED BONDS. The Funds may invest in covered bonds, which are debt securities issued by banks or other credit institutions that are backed by both the issuing institution and underlying pool of assets that compose the bond (a “cover pool”). The cover pool for a covered bond is typically composed of residential or commercial mortgage loans or loans to public sector institutions. A covered bond may lose value if the credit rating of the issuing bank or credit institution is downgraded or the quality of the assets in the cover pool deteriorates.

UNRATED DEBT SECURITIES. The Funds may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as that of any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements as part of its investment strategy, which may be viewed as a form of borrowing. Reverse repurchase agreements involve sales by a Fund of portfolio assets for cash concurrently with an agreement by the Fund to repurchase those same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and a Fund intends to use the reverse repurchase technique only when it will be to the Fund’s advantage to do so. A Fund will segregate with its custodian bank cash or liquid instruments equal in value to the Fund’s obligations with respect to reverse repurchase agreements.

Short Sales

The Funds may engage in short sales transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

The Funds may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked-to-market daily.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale.

The Short QQQ®, the UltraShort QQQ®, the UltraPro Short QQQ®, the Ultra QQQ® and the UltraPro QQQ® Funds will not sell short the equity securities of issuers contained in the NASDAQ-100 Index. The UltraShort and the Ultra Nasdaq Biotechnology Funds will not sell short the securities of issues contained in the Nasdaq Biotechnology Index.

Cash Reserves

To seek to achieve its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

Borrowing

Each Fund may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Consistent with the requirements of the 1940 Act, each Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as ProShare Advisors deems appropriate in connection with any borrowings.

Notwithstanding the guidelines set forth above, S&P 500 Dividend Aristocrats ETF, S&P Midcap 400 Dividend Aristocrats ETF, Russell 2000 Dividend Growers ETF, and DJ Brookfield Global Infrastructure ETF will not borrow money for investment purposes. Each of these Funds may borrow money as a temporary measure for extraordinary or emergency purposes, including to meet redemption requests or to facilitate the settlement of securities or other transactions, in an amount up to 10% of its respective net assets.

Each Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, under current pronouncements, to the extent a Fund “covers” its repurchase obligations, as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that Fund.

Obligations under futures contracts, forward contracts and swap agreements that are similarly covered will not be considered “senior securities” and, therefore, will not be subject to the 300% asset coverage requirement.

Portfolio Turnover

Each Fund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the Fund’s investors. A Fund’s portfolio turnover may vary from year to year, as well as within a year. The nature of the Funds may cause the Funds to experience substantial differences in brokerage commissions from year to year. The overall reasonableness of brokerage commissions is evaluated by the Advisor based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. High portfolio turnover and correspondingly greater brokerage commissions depend, to a great extent, on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Fund’s investment objective and strategies. Consequently, it is difficult to estimate what each Fund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the Funds from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the Funds. The nature of the Funds may cause the Funds to experience substantial differences in brokerage commissions from year to year. The overall reasonableness of brokerage commissions is evaluated by the Advisor based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including swap agreements, options and futures contracts in which the Funds invest, are excluded from the calculation of Portfolio Turnover Rate for each Fund. For those Funds that commenced operations prior to May 31, 2017, each such Fund’s turnover rate information is set forth in the annual report to shareholders. Portfolio turnover rates are also shown in each Fund’s summary prospectus.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the Funds present certain risks, some of which are further described below.

Correlation (All Funds, except the Managed Futures Strategy ETF, the Crude Oil Strategy ETF and the CDS Short North American HY Credit ETF)

Several factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark. Among these factors are: (i) a Fund’s fees and expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives; (ii) less than all of the securities underlying a Fund’s benchmark being held by the Fund and/or securities not included in its benchmark being held by a Fund; (iii) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts, and the performance of the underlying securities in a benchmark; (iv) bid-ask spreads (the effect of which may be increased by portfolio turnover); (v) holding instruments traded in a market that has become illiquid or disrupted; (vi) a Fund’s share prices being rounded to the nearest cent; (vii) changes to the benchmark that are not disseminated in advance; (viii) the need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements;

(ix) limit-up or limit-down trading halts on options or futures contracts which may prevent a Fund from purchasing or selling options or futures contracts; (x) early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; and (xi) fluctuations in currency exchange rates.

Also, because Funds rebalance their benchmark exposure at the end of each trading day, disparities between estimated and actual purchases and redemptions of a Fund may cause the Fund to be over- or underexposed to its benchmark. This may result in greater tracking and correlation error.

Furthermore, each Fund, except the Matching ProShares Funds, has an investment objective to match the performance, a multiple (2x or 3x), the inverse (-1x) or a multiple of the inverse (-2x or -3x) of the performance of a benchmark on a single day. A “single day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation. These Funds are subject to the correlation risks described above. In addition, while a close correlation of any Fund to its benchmark may be achieved on any single day, over time, the cumulative percentage increase or decrease in the NAV of the shares of a Fund may diverge, in some cases significantly, from the cumulative percentage decrease or increase in the benchmark due to a compounding effect as further described in the Prospectus and below.

Leverage (All Funds, except the Matching ProShares Funds, the Managed Futures Strategy ETF, the Crude Oil Strategy ETF, the Short (-1x) ProShares Funds and the CDS Short North American HY Credit ETF)

Each Fund intends to use, on a regular basis, leveraged investment techniques in pursuing its investment objective. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund’s assets. Utilization of leverage involves special risks and should be considered to be speculative. Specifically, leverage creates the potential for greater gains to Fund shareholders during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAVs of these Funds’ Shares. Leverage may also involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Fund to pay interest which would decrease the Fund’s total return to shareholders. If these Funds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these Funds not been leveraged.

Special Note Regarding the Correlation Risks of Geared Funds (All Funds, except the Matching ProShares Funds, the Managed Futures Strategy ETF, the Crude Oil Strategy ETF and the CDS Short North American HY Credit ETF)

As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of a Fund to vary from its benchmark performance times the stated multiple or inverse multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on geared funds. Four factors significantly affect how close daily compounded returns are to longer-term benchmark returns times the fund’s multiple: the length of the holding period, benchmark volatility, whether the multiple is positive or inverse, and its leverage level. Longer holding periods, higher benchmark volatility, inverse exposure and greater leverage each can lead to returns farther from the multiple times the benchmark return. As the tables below show, particularly during periods of higher benchmark volatility, compounding will cause longer term results to vary from the benchmark performance times the stated multiple in the Fund’s investment objective. This effect becomes more pronounced as volatility increases.

A Geared ProShares Fund’s return for periods longer than one day is primarily a function of the following:

a)	benchmark performance;

b)	benchmark volatility;

c)	period of time;

d)	financing rates associated with leverage or inverse exposure;

e)	other Fund expenses;

f)	dividends or interest paid with respect to securities included in the benchmark; and

g)	daily rebalancing of the underlying portfolio.

The fund performance for a Geared ProShares Fund can be estimated given any set of assumptions for the factors described above. The tables on the next five pages illustrate the impact of two factors, benchmark volatility and benchmark performance, on a Geared Fund. Benchmark volatility is a statistical measure of the magnitude of fluctuations in the returns of a benchmark and is calculated as the standard deviation of the natural logarithm of one plus the benchmark return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of benchmark performance and benchmark volatility over a one-year period. Assumptions used in the tables include: (a) no dividends paid with respect to securities included in the underlying benchmark; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage or inverse exposure) of zero percent. If Fund expenses and/or actual borrowing lending rates were reflected, the Fund’s performance would be different than shown.

The table below shows a performance example of a Short ProShares Fund that has an investment objective to correspond to the inverse (-1x) of the daily performance of an index. In the chart below, areas shaded lighter represent those scenarios where a Short ProShares Fund will return the same or outperform (i.e., return more than) the index performance; conversely, areas shaded darker represent those scenarios where a Short ProShares Fund will underperform (i.e., return less than) the index performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse (-1x) of the Daily Performance of an Index.

One Year Index Performance	Inverse (-1x) of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	60%	150.0%	149.4%	147.5%	144.4%	140.2%	134.9%	128.5%	121.2%	113.0%	104.2%	94.7%	84.7%	74.4%
-55%	55%	122.2%	121.7%	120.0%	117.3%	113.5%	108.8%	103.1%	96.6%	89.4%	81.5%	73.1%	64.2%	55.0%
-50%	50%	100.0%	99.5%	98.0%	95.6%	92.2%	87.9%	82.8%	76.9%	70.4%	63.3%	55.8%	47.8%	39.5%
-45%	45%	81.8%	81.4%	80.0%	77.8%	74.7%	70.8%	66.2%	60.9%	54.9%	48.5%	41.6%	34.4%	26.9%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%	36.1%	29.8%	23.2%	16.3%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%	25.6%	19.8%	13.7%	7.3%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%	16.7%	11.3%	5.6%	-0.3%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%	8.9%	3.8%	-1.5%	-7.0%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%	2.1%	-2.6%	-7.6%	-12.8%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%	-3.9%	-8.4%	-13.1%	-17.9%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%	-9.3%	-13.5%	-17.9%	-22.5%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%	-14.0%	-18.0%	-22.2%	-26.6%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%	-22.2%	-25.8%	-29.6%	-33.6%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%	-25.8%	-29.2%	-32.8%	-36.6%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%	-29.0%	-32.3%	-35.7%	-39.3%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%	-31.9%	-35.1%	-38.4%	-41.9%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%	-34.7%	-37.7%	-40.9%	-44.2%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%	-37.2%	-40.1%	-43.2%	-46.3%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%	-39.5%	-42.3%	-45.3%	-48.3%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%	-41.7%	-44.4%	-47.2%	-50.2%
45%	-45%	-31.0%	-31.2%	-31.7%	-32.6%	-33.7%	-35.2%	-37.0%	-39.0%	-41.2%	-43.7%	-46.3%	-49.0%	-51.9%
50%	-50%	-33.3%	-33.5%	-34.0%	-34.8%	-35.9%	-37.4%	-39.1%	-41.0%	-43.2%	-45.6%	-48.1%	-50.7%	-53.5%
55%	-55%	-35.5%	-35.6%	-36.1%	-36.9%	-38.0%	-39.4%	-41.0%	-42.9%	-45.0%	-47.3%	-49.8%	-52.3%	-55.0%
60%	-60%	-37.5%	-37.7%	-38.1%	-38.9%	-40.0%	-41.3%	-42.9%	-44.7%	-46.7%	-49.0%	-51.3%	-53.8%	-56.4%

The tables below shows performance examples of an Ultra and UltraShort ProShares Fund that have investment objective to correspond to two times (2x) and two times the inverse (-2x) of, respectively, the daily performance of an index. In the charts below, areas shaded lighter represent those scenarios where a Fund will return the same or outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely areas shaded darker represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Two Times (2x) the Daily Performance of an Index.

One Year Index Performance	Two Times (2x) One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-120%	-84.0%	-84.0%	-84.2%	-84.4%	-84.6%	-85.0%	-85.4%	-85.8%	-86.4%	-86.9%	-87.5%	-88.2%	-88.8%
-55%	-110%	-79.8%	-79.8%	-80.0%	-80.2%	-80.5%	-81.0%	-81.5%	-82.1%	-82.7%	-83.5%	-84.2%	-85.0%	-85.9%
-50%	-100%	-75.0%	-75.1%	-75.2%	-75.6%	-76.0%	-76.5%	-77.2%	-77.9%	-78.7%	-79.6%	-80.5%	-81.5%	-82.6%
-45%	-90%	-69.8%	-69.8%	-70.1%	-70.4%	-70.9%	-71.6%	-72.4%	-73.2%	-74.2%	-75.3%	-76.4%	-77.6%	-78.9%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%	-70.6%	-72.0%	-73.4%	-74.9%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%	-65.5%	-67.1%	-68.8%	-70.5%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%	-60.0%	-61.8%	-63.8%	-65.8%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%	-54.1%	-56.2%	-58.4%	-60.8%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%	-47.7%	-50.2%	-52.7%	-55.3%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%	-41.0%	-43.7%	-46.6%	-49.6%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%	-33.8%	-36.9%	-40.1%	-43.5%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%	-26.3%	-29.7%	-33.3%	-37.0%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%	-10.0%	-14.1%	-18.5%	-23.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	-1.2%	-5.8%	-10.6%	-15.6%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	-2.3%	-7.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Two Times the Inverse (-2x) of the Daily Performance of an Index.

One Year Index Performance	Two Times the Inverse (-2x) of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%

The tables below show performance examples of an UltraPro and UltraPro Short ProShares Fund that have investment objectives to correspond to three times (3x) and three times the inverse (-3x) of, respectively, the daily performance of an index. In the charts below, areas shaded lighter represent those scenarios where a Fund will return the same as or outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely, areas shaded darker represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Three Times (3x) the Daily Performance of an Index.

One Year Index Performance	Three Times (3x) Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-180%	-93.6%	-93.6%	-93.8%	-94.0%	-94.3%	-94.7%	-95.1%	-95.6%	-96.0%	-96.5%	-97.0%	-97.4%	-97.8%
-55%	-165%	-90.9%	-91.0%	-91.2%	-91.5%	-91.9%	-92.4%	-93.0%	-93.7%	-94.4%	-95.0%	-95.7%	-96.3%	-96.9%
-50%	-150%	-87.5%	-87.6%	-87.9%	-88.3%	-88.9%	-89.6%	-90.5%	-91.3%	-92.3%	-93.2%	-94.1%	-95.0%	-95.8%
-45%	-135%	-83.4%	-83.5%	-83.9%	-84.4%	-85.2%	-86.2%	-87.3%	-88.5%	-89.7%	-90.9%	-92.1%	-93.3%	-94.3%
-40%	-120%	-78.4%	-78.6%	-79.0%	-79.8%	-80.8%	-82.1%	-83.5%	-85.0%	-86.6%	-88.2%	-89.8%	-91.3%	-92.7%
-35%	-105%	-72.5%	-72.7%	-73.3%	-74.3%	-75.6%	-77.2%	-79.0%	-81.0%	-83.0%	-85.0%	-87.0%	-88.9%	-90.7%
-30%	-90%	-65.7%	-66.0%	-66.7%	-67.9%	-69.6%	-71.6%	-73.8%	-76.2%	-78.8%	-81.3%	-83.8%	-86.2%	-88.4%
-25%	-75%	-57.8%	-58.1%	-59.1%	-60.6%	-62.6%	-65.0%	-67.8%	-70.8%	-73.9%	-77.0%	-80.1%	-83.0%	-85.7%
-20%	-60%	-48.8%	-49.2%	-50.3%	-52.1%	-54.6%	-57.6%	-60.9%	-64.5%	-68.3%	-72.1%	-75.8%	-79.3%	-82.6%
-15%	-45%	-38.6%	-39.0%	-40.4%	-42.6%	-45.5%	-49.1%	-53.1%	-57.5%	-62.0%	-66.5%	-71.0%	-75.2%	-79.1%
-10%	-30%	-27.1%	-27.6%	-29.3%	-31.9%	-35.3%	-39.6%	-44.3%	-49.5%	-54.9%	-60.3%	-65.6%	-70.6%	-75.2%
-5%	-15%	-14.3%	-14.9%	-16.8%	-19.9%	-24.0%	-28.9%	-34.5%	-40.6%	-46.9%	-53.3%	-59.5%	-65.4%	-70.9%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	15%	15.8%	14.9%	12.3%	8.2%	2.7%	-4.0%	-11.6%	-19.8%	-28.4%	-36.9%	-45.3%	-53.3%	-60.7%
10%	30%	33.1%	32.1%	29.2%	24.4%	18.0%	10.3%	1.6%	-7.8%	-17.6%	-27.5%	-37.1%	-46.3%	-54.8%
15%	45%	52.1%	51.0%	47.6%	42.2%	34.9%	26.1%	16.1%	5.3%	-5.9%	-17.2%	-28.2%	-38.6%	-48.4%
20%	60%	72.8%	71.5%	67.7%	61.5%	53.3%	43.3%	31.9%	19.7%	6.9%	-5.9%	-18.4%	-30.3%	-41.3%
25%	75%	95.3%	93.9%	89.5%	82.6%	73.2%	61.9%	49.1%	35.2%	20.9%	6.4%	-7.7%	-21.2%	-33.7%
30%	90%	119.7%	118.1%	113.2%	105.4%	94.9%	82.1%	67.7%	52.1%	35.9%	19.7%	3.8%	-11.3%	-25.4%
35%	105%	146.0%	144.2%	138.8%	130.0%	118.2%	104.0%	87.8%	70.4%	52.2%	34.0%	16.2%	-0.7%	-16.4%
40%	120%	174.4%	172.3%	166.3%	156.5%	143.4%	127.5%	109.5%	90.0%	69.8%	49.5%	29.6%	10.7%	-6.8%
45%	135%	204.9%	202.6%	195.9%	185.0%	170.4%	152.7%	132.7%	111.1%	88.6%	66.1%	44.0%	23.0%	3.5%
50%	150%	237.5%	235.0%	227.5%	215.5%	199.3%	179.8%	157.6%	133.7%	108.8%	83.8%	59.4%	36.2%	14.6%
55%	165%	272.4%	269.6%	261.4%	248.1%	230.3%	208.7%	184.3%	157.9%	130.4%	102.8%	75.9%	50.3%	26.5%
60%	180%	309.6%	306.5%	297.5%	282.9%	263.3%	239.6%	212.7%	183.6%	153.5%	123.1%	93.5%	65.3%	39.1%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Three Times the Inverse (-3x) of the Daily Performance of an Index.

One Year Index Performance	Three Times the Inverse (-3x) of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	180%	462.5%	439.2%	371.5%	265.2%	129.1%	973.9%	810.5%	649.2%	498.3%	363.6%	248.6%	154.4%	80.2%
-55%	165%	997.4%	981.1%	933.5%	858.8%	763.2%	654.2%	539.5%	426.2%	320.2%	225.6%	144.9%	78.7%	26.6%
-50%	150%	700.0%	688.1%	653.4%	599.0%	529.3%	449.8%	366.2%	283.6%	206.3%	137.4%	78.5%	30.3%	-7.7%
-45%	135%	501.1%	492.1%	466.0%	425.1%	372.8%	313.1%	250.3%	188.2%	130.1%	78.3%	34.1%	-2.1%	-30.7%
-40%	120%	363.0%	356.1%	336.0%	304.5%	264.2%	218.2%	169.8%	122.0%	77.3%	37.4%	3.3%	-24.6%	-46.6%
-35%	105%	264.1%	258.7%	242.9%	218.1%	186.4%	150.3%	112.2%	74.6%	39.4%	8.0%	-18.8%	-40.7%	-58.0%
-30%	90%	191.5%	187.2%	174.6%	154.7%	129.3%	100.4%	69.9%	39.8%	11.6%	-13.5%	-34.9%	-52.5%	-66.4%
-25%	75%	137.0%	133.5%	123.2%	107.1%	86.5%	62.9%	38.1%	13.7%	-9.2%	-29.7%	-47.1%	-61.4%	-72.7%
-20%	60%	95.3%	92.4%	83.9%	70.6%	53.6%	34.2%	13.8%	-6.3%	-25.2%	-42.0%	-56.4%	-68.2%	-77.5%
-15%	45%	62.8%	60.4%	53.4%	42.3%	28.1%	11.9%	-5.1%	-21.9%	-37.7%	-51.7%	-63.7%	-73.5%	-81.2%
-10%	30%	37.2%	35.1%	29.2%	19.9%	7.9%	-5.7%	-20.1%	-34.2%	-47.5%	-59.3%	-69.4%	-77.7%	-84.2%
-5%	15%	16.6%	14.9%	9.8%	1.9%	-8.3%	-19.8%	-32.0%	-44.1%	-55.3%	-65.4%	-74.0%	-81.0%	-86.5%
0%	0%	0.0%	-1.5%	-5.8%	-12.6%	-21.3%	-31.3%	-41.7%	-52.0%	-61.7%	-70.3%	-77.7%	-83.7%	-88.5%
5%	-15%	-13.6%	-14.9%	-18.6%	-24.5%	-32.0%	-40.6%	-49.7%	-58.6%	-66.9%	-74.4%	-80.7%	-85.9%	-90.0%
10%	-30%	-24.9%	-26.0%	-29.2%	-34.4%	-40.9%	-48.4%	-56.2%	-64.0%	-71.2%	-77.7%	-83.2%	-87.8%	-91.3%
15%	-45%	-34.2%	-35.2%	-38.1%	-42.6%	-48.3%	-54.8%	-61.7%	-68.5%	-74.8%	-80.5%	-85.3%	-89.3%	-92.4%
20%	-60%	-42.1%	-43.0%	-45.5%	-49.4%	-54.5%	-60.2%	-66.3%	-72.3%	-77.8%	-82.8%	-87.1%	-90.6%	-93.3%
25%	-75%	-48.8%	-49.6%	-51.8%	-55.3%	-59.7%	-64.8%	-70.2%	-75.4%	-80.4%	-84.8%	-88.6%	-91.7%	-94.1%
30%	-90%	-54.5%	-55.2%	-57.1%	-60.2%	-64.2%	-68.7%	-73.5%	-78.2%	-82.6%	-86.5%	-89.8%	-92.6%	-94.8%
35%	-105%	-59.4%	-60.0%	-61.7%	-64.5%	-68.0%	-72.1%	-76.3%	-80.5%	-84.4%	-87.9%	-90.9%	-93.4%	-95.3%
40%	-120%	-63.6%	-64.1%	-65.7%	-68.2%	-71.3%	-75.0%	-78.8%	-82.5%	-86.0%	-89.2%	-91.9%	-94.1%	-95.8%
45%	-135%	-67.2%	-67.7%	-69.1%	-71.3%	-74.2%	-77.5%	-80.9%	-84.3%	-87.4%	-90.3%	-92.7%	-94.7%	-96.2%
50%	-150%	-70.4%	-70.8%	-72.1%	-74.1%	-76.7%	-79.6%	-82.7%	-85.8%	-88.7%	-91.2%	-93.4%	-95.2%	-96.6%
55%	-165%	-73.1%	-73.5%	-74.7%	-76.5%	-78.9%	-81.5%	-84.4%	-87.1%	-89.7%	-92.0%	-94.0%	-95.6%	-96.9%
60%	-180%	-75.6%	-75.9%	-77.0%	-78.7%	-80.8%	-83.2%	-85.8%	-88.3%	-90.7%	-92.8%	-94.6%	-96.0%	-97.2%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a Geared Fund. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” and “Compounding Risk” in the Prospectus.

Non-Diversified Status (All Funds, except the S&P 500 Dividend Aristocrats ETF, the S&P MidCap 400 Dividend Aristocrats ETF, the Russell 2000 Dividend Growers ETF, the MSCI EAFE Dividend Growers ETF, the MSCI Europe Dividend Growers ETF, the MSCI Emerging Markets Dividend Growers ETF, the DJ Brookfield Global Infrastructure ETF, the Equities for Rising Rates ETF, the S&P 500 Bond ETF, the S&P 500 Ex-Energy ETF, the S&P 500 Ex-Financials ETF, the S&P 500 Ex-Health Care ETF, the S&P 500 Ex-Technology ETF, the High Yield—Interest Rate Hedged, the Investment Grade—Interest Rate Hedged and the Short Term USD Emerging Markets Bond ETF)

Each Fund, except for the S&P 500 Dividend Aristocrats ETF, the S&P MidCap 400 Dividend Aristocrats ETF, the Russell 2000 Dividend Growers ETF, the MSCI EAFE Dividend Growers ETF, the MSCI Europe Dividend Growers ETF, the MSCI Emerging Markets Dividend Growers ETF, the DJ Brookfield Global Infrastructure ETF, the Equities for Rising Rates ETF, the S&P 500 Bond ETF, the S&P 500 Ex-Energy ETF, the S&P 500 Ex-Financials ETF, the S&P 500 Ex-Health Care ETF, the S&P 500 Ex-Technology ETF, the High Yield—Interest Rate Hedged, the Investment Grade—Interest Rate Hedged and the Short Term USD Emerging Markets Bond ETF, is a “non-diversified” series of the Trust. A Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Notwithstanding each Fund’s status as a “non-diversified” investment company under the 1940 Act, each Fund intends to qualify as a RIC accorded special tax treatment under the Code, which imposes its own diversification requirements on these Funds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. A Fund’s ability to pursue its investment strategy may be limited by that Fund’s intention to qualify as a RIC and its strategy may bear adversely on its ability to so qualify. For more details, see “Taxation” below. With respect to a “non-diversified” Fund, a relatively high percentage of such a Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

Risks to Management (All Funds)

There may be circumstances outside the control of the Advisor, Trust, Administrator (as defined below), transfer agent, Custodian (as defined below), any sub-custodian, Distributor (as defined below), and/or a Fund that make it, for all practical purposes, impossible to re-position such Fund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while the Advisor has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent a Fund from being operated in a manner consistent with its investment objective and/or principal investment strategies.

Risks to Cybersecurity (All Funds)

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of a Fund’s third -party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds have established business continuity plans and systems to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by issuers in which the Funds invest.

Risks of Matching Funds (All Funds, except the Managed Futures Strategy ETF, the Crude Oil Strategy ETF and the CDS Short North American HY Credit ETF)

Each Fund seeks performance that corresponds to the performance of an index. There is no guarantee or assurance that the methodology used to create any index will result in a Fund achieving high, or even positive, returns. Any index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in level or performance. In addition, each Fund may be subject to the risk that an index provider may not follow its stated methodology for determining the level of the index and/or achieve the index provider’s intended performance objective.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the Fund. The phrase “majority of outstanding voting securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. (All policies of a Fund not specifically identified in this Statement of Additional Information or its Prospectus as fundamental may be changed without a vote of the shareholders of the Fund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

3.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except, further, that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.

4.	Issue senior securities to the extent such issuance would violate applicable law.

5.	Borrow money, except that the Fund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

6.	Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the 1933 Act, in selling portfolio securities.

7.	Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund’s Prospectus and SAI, as they may be amended from time to time.

8.	Except for the Managed Futures Strategy ETF, the Crude Oil Strategy ETF and the CDS Short North American HY Credit ETF, concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that a Fund will concentrate to approximately the same extent that its index concentrates in the stocks of such particular industry or industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry. For purposes of determining whether the Funds are concentrated in an industry or group of industries, each Fund may concentrate its investment in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark and in accordance with its investment objective and policies as disclosed in the Prospectus and SAI.

Obligations under futures contracts, forward contracts and swap agreements that are “covered” consistent with any SEC guidance, including any SEC Staff no-action or interpretive positions, will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities and derivatives for each of the Funds and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed income securities transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, the Advisor may find efficiencies and cost savings by purchasing futures or using other derivative instruments like total return swaps or forward contracts. The Advisor may also choose to cross -trade securities between clients to save costs where allowed under applicable law.

The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity and responsiveness.

The Advisor may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.

For purchases and sales of derivatives (i.e., financial instruments whose value is derived from the value of an underlying asset, interest rate or index) the Advisor evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Consistent with a client’s investment objective, the Advisor may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. The Advisor will generally distribute such benefits pro rata to applicable client trades.

In addition, the Advisor, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding—whether written or oral—under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Fund’s shares. The table below sets forth the brokerage commissions paid by each Fund for the period noted for each Fund. Because the New Funds were not operational at the end of the Trust’s last fiscal year, information on brokerage commissions paid by the Fund is not included in this SAI.

Fund	Commissions Paid During Fiscal Year Ended May 31, 2015	Commissions Paid During Fiscal Year Ended May 31, 2016	Commissions Paid During Fiscal Year Ended May 31, 2017	Aggregate Total
S&P 500 Dividend Aristocrats ETF	$17,315.26	$62,260.74	$42,864.20	$122,440.20
S&P MidCap 400 Dividend Aristocrats ETF	$84.36	$3,560.25	$7,893.76	$11,538.37
Russell 2000 Dividend Growers ETF	$59.96	$1,643.71	$13,667.11	$15,370.78
MSCI EAFE Dividend Growers ETF	$1,291.27	$2,439.26	$5,496.87	$9,227.40
MSCI Europe Dividend Growers ETF[1]	$0.00	$402.95	$942.99	$1,345.94
MSCI Emerging Markets Dividend Growers ETF[2]	$0.00	$3,286.38	$8,195.77	$11,482.15
Morningstar Alternatives Solution ETF	$1,671.63	$4,814.12	$3,053.15	$9,538.90
DJ Brookfield Global Infrastructure ETF	$1,903.65	$1,726.34	$2,596.84	$6,226.83
Global Listed Private Equity ETF	$1,096.71	$1,106.59	$1,174.70	$3,378.00
Large Cap Core Plus	$91,929.24	$52,833.16	$58,154.81	$202,917.21
S&P 500® Ex-Energy ETF[3]	$0.00	$531.93	$612.82	$1,144.75
S&P 500® Ex-Financials ETF[3]	$0.00	$512.35	$295.05	$807.40
S&P 500® Ex-Health Care ETF[3]	$0.00	$515.34	$298.63	$813.97
S&P 500® Ex-Technology ETF[3]	$0.00	$516.22	$285.77	$801.99
High Yield—Interest Rate Hedged	$15,085.60	$10,172.82	$11,515.14	$36,773.56
Investment Grade—Interest Rate Hedged	$11,867.33	$13,274.12	$21,078.70	$46,220.15
Short Term USD Emerging Markets Bond ETF	$0.00	$0.00	$32.00	$32.00
Hedge Replication ETF	$3,175.71	$2,630.54	$1,619.65	$7,425.90
Merger ETF	$3,969.58	$6,442.89	$4,012.64	$14,425.11
Managed Futures Strategy ETF[4]	$0.00	$178.38	$795.25	$973.63
RAFI® Long/Short	$10,086.38	$6,797.82	$3,488.21	$20,372.41
Crude Oil Strategy ETF[5]	$0.00	$0.00	$0.00	$0.00
Inflation Expectations ETF	$1,511.25	$1,214.95	$30,249.78	$32,975.98
CDS Short North American HY Credit ETF	$982.80	$1,022.04	$11,817.74	$13,822.58
Short S&P500®	$63,215.20	$127,691.88	$59,230.32	$250,137.40
Short QQQ®	$13,671.55	$23,840.63	$10,870.20	$48,382.38
Short Dow30SM	$10,336.17	$14,965.61	$8,229.87	$33,531.65
Short MidCap400	$2,022.44	$1,361.17	$500.58	$3,884.19
Short Russell2000	$13,665.39	$15,957.51	$12,859.61	$42,482.51
Short SmallCap600	$0.00	$0.00	$0.00	$0.00
UltraShort S&P500®	$89,080.95	$157,162.83	$67,228.26	$313,472.04
UltraShort QQQ®	$23,422.48	$39,313.91	$20,515.91	$83,252.30
UltraShort Dow30SM	$12,625.08	$16,257.78	$11,156.42	$40,039.28
UltraShort MidCap400	$656.08	$829.44	$443.16	$1,928.68
UltraShort Russell2000	$12,741.86	$14,273.20	$10,854.13	$37,869.19
UltraShort SmallCap600	$0.00	$0.00	$0.00	$0.00
UltraPro Short S&P500®	$51,765.67	$87,592.37	$59,018.22	$198,376.26
UltraPro Short QQQ®	$25,160.88	$50,839.05	$44,502.49	$120,502.42
UltraPro Short Dow30SM	$11,583.19	$15,152.61	$16,908.54	$43,644.34
UltraPro Short MidCap400	$413.17	$459.64	$282.96	$1,155.77
UltraPro Short Russell2000	$7,069.17	$6,893.61	$8,798.79	$22,761.57
Short Basic Materials	$0.00	$0.00	$0.00	$0.00
Short Financials	$0.00	$0.00	$0.00	$0.00
Short Oil & Gas	$0.00	$0.00	$0.00	$0.00

Fund	Commissions Paid During Fiscal Year Ended May 31, 2015	Commissions Paid During Fiscal Year Ended May 31, 2016	Commissions Paid During Fiscal Year Ended May 31, 2017	Aggregate Total
Short Real Estate	$0.00	$0.00	$0.00	$0.00
UltraShort Basic Materials	$0.00	$0.00	$0.00	$0.00
UltraShort Nasdaq Biotechnology	$0.00	$0.00	$0.00	$0.00
UltraShort Consumer Goods	$0.00	$0.00	$0.00	$0.00
UltraShort Consumer Services	$0.00	$0.00	$0.00	$0.00
UltraShort Financials	$0.00	$0.00	$0.00	$0.00
UltraShort Health Care	$0.00	$0.00	$0.00	$0.00
UltraShort Gold Miners	$0.00	$0.00	$0.00	$0.00
UltraShort Industrials	$0.00	$0.00	$0.00	$0.00
UltraShort Oil & Gas	$0.00	$0.00	$0.00	$0.00
UltraShort Real Estate	$0.00	$0.00	$0.00	$0.00
UltraShort Semiconductors	$0.00	$0.00	$0.00	$0.00
UltraShort Technology	$0.00	$0.00	$0.00	$0.00
UltraShort Utilities	$0.00	$0.00	$0.00	$0.00
UltraPro Short Nasdaq Biotechnology[6]	$0.00	$0.00	$0.00	$0.00
UltraPro Short Financial Select Sector	$0.00	$0.00	$0.00	$0.00
Short MSCI EAFE	$0.00	$0.00	$0.00	$0.00
Short MSCI Emerging Markets	$0.00	$0.00	$0.00	$0.00
Short FTSE China 50	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI EAFE	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI Emerging Markets	$0.00	$0.00	$0.00	$0.00
UltraShort FTSE Europe	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI Brazil Capped	$0.00	$0.00	$0.00	$0.00
UltraShort FTSE China 50	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI Japan	$0.00	$0.00	$0.00	$0.00
Short 7-10 Year Treasury	$340.24	$193.44	$128.48	$662.16
Short 20+ Year Treasury	$8,786.13	$6,806.06	$11,513.75	$27,105.94
Short High Yield	$0.00	$0.00	$0.00	$0.00
UltraShort 7-10 Year Treasury	$3,774.93	$2,131.66	$1,004.48	$6,911.07
UltraShort 20+ Year Treasury	$74,775.18	$48,927.06	$43,675.24	$167,377.48
UltraPro Short 20+ Year Treasury	$2,778.00	$3,185.71	$2,296.71	$8,260.42
Ultra S&P500®	$281,028.03	$156,212.46	$183,161.42	$620,401.91
Ultra QQQ®	$93,575.90	$73,443.90	$71,497.00	$238,516.80
Ultra Dow30SM	$18,850.18	$17,089.76	$13,616.96	$49,556.90
Ultra MidCap400	$60,985.21	$17,293.26	$16,587.37	$94,865.84
Ultra Russell2000	$217,768.85	$28,740.51	$35,526.51	$282,035.87
Ultra SmallCap600	$5,983.31	$2,894.30	$3,105.81	$11,983.42
UltraPro S&P500®	$225,912.34	$206,575.25	$111,726.09	$544,213.68
UltraPro QQQ®	$139,513.16	$213,119.19	$240,491.77	$593,124.12
UltraPro Dow30SM	$34,266.98	$28,750.90	$29,278.95	$92,296.83
UltraPro MidCap400	$10,495.00	$4,650.29	$3,171.83	$18,317.12
UltraPro Russell2000	$47,227.00	$25,268.29	$29,083.43	$101,578.72
Ultra Basic Materials	$16,573.84	$4,125.83	$839.24	$21,538.91
Ultra Nasdaq Biotechnology	$30,081.50	$71,824.81	$31,253.97	$133,160.28
Ultra Consumer Goods	$6,182.41	$4,756.96	$1,096.22	$12,035.59
Ultra Consumer Services	$7,995.99	$4,087.02	$2,045.25	$14,128.26

Fund	Commissions Paid During Fiscal Year Ended May 31, 2015	Commissions Paid During Fiscal Year Ended May 31, 2016	Commissions Paid During Fiscal Year Ended May 31, 2017	Aggregate Total
Ultra Financials	$15,513.18	$22,753.74	$18,973.72	$57,240.64
Ultra Gold Miners	$89.67	$366.47	$1,001.66	$1,457.80
Ultra Health Care	$24,497.28	$5,732.87	$14,718.72	$44,948.87
Ultra Industrials	$7,559.65	$2,624.80	$2,743.38	$12,927.83
Ultra Oil & Gas	$7,547.00	$6,282.39	$5,187.93	$19,017.32
Ultra Real Estate	$13,621.81	$12,097.93	$32,128.77	$57,848.51
Ultra Semiconductors	$3,812.55	$2,714.02	$2,296.91	$8,823.48
Ultra Technology	$27,122.37	$3,690.85	$12,897.46	$43,710.68
Ultra Telecommunications	$2,274.37	$460.84	$3,561.52	$6,296.73
Ultra Utilities	$2,093.38	$418.24	$822.21	$3,333.83
UltraPro Nasdaq Biotechnology[6]	$0.00	$9,583.98	$5,528.20	$15,112.18
UltraPro Financial Select Sector	$1,709.13	$3,418.65	$1,099.68	$6,227.46
Ultra MSCI EAFE	$0.00	$0.00	$0.00	$0.00
Ultra MSCI Emerging Markets	$0.00	$0.00	$0.00	$0.00
Ultra FTSE Europe	$0.00	$0.00	$0.00	$0.00
Ultra MSCI Brazil Capped	$0.00	$0.00	$0.00	$0.00
Ultra FTSE China 50	$0.00	$0.00	$0.00	$0.00
Ultra MSCI Japan	$0.00	$0.00	$0.00	$0.00
Ultra 7-10 Year Treasury	$303,482.15	$24,879.29	$23,923.50	$352,284.94
Ultra 20+ Year Treasury	$9,621.23	$2,897.69	$9,852.41	$22,371.33
Ultra High Yield	$1,780.72	$163.28	$0.00	$1,944.00

[1]	Period from September 9, 2015, commencement of operations, through May 31, 2016.
[2]	Period from January 25, 2016, commencement of operations, through May 31, 2016.
[3]	Period from September 22, 2015, commencement of operations, through May 31, 2016.
[4]	Period from February 17, 2016, commencement of operations, through May 31, 2016.
[5]	Period from September 26, 2016, commencement of operations, through May 31, 2016.
[6]	Period from June 22, 2015, commencement of operations, through May 31, 2016.

The Funds may experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Fund’s investment objective and strategies.

Securities of Regular Broker-Dealers

The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which they may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s Shares. Because the New Funds were not operational at the end of the Trust’s last fiscal year, information on holdings of the Fund in shares of regular broker-dealers is not included in this SAI. During the fiscal year ended May 31, 2017, each of the following Funds were operational during that period and held securities of regular brokers or dealers to the Trust:

Fund	Broker-Dealer	Dollar Amount of Holdings
Ultra Dow30SM	Goldman Sachs & Co.	$15,447,542.46
	JP Morgan Chase & Co.	$6,006,890.15
Ultra Financials	Bank of America Corp.	$31,944,020.76
	Bank of New York Mellon Corp.	$6,950,765.44
	BB&T Corp.	$4,787,375.95
	Citigroup, Inc.	$23,850,156.78
	Goldman Sachs & Co.	$11,128,965.54
	JP Morgan Chase & Co.	$41,722,670.60
	Morgan Stanley & Co., Inc.	$8,528,066.36
	Prudential Financial, Inc.	$6,410,529.00
	Wells Fargo & Co.	$32,743,407.80
Ultra S&P500®	Bank of America Corp.	$14,102,254.44
	Bank of New York Mellon Corp.	$3,068,548.64
	BB&T Corp.	$2,113,404.30
	Citigroup, Inc.	$10,529,116.80
	Goldman Sachs & Co.	$4,913,062.56
	JP Morgan Chase & Co.	$18,419,097.95
	Morgan Stanley & Co., Inc.	$3,764,822.78
	Prudential Financial, Inc.	$2,829,901.50
	Wells Fargo & Co.	$14,455,385.82
UltraPro Dow30SM	Goldman Sachs & Co.	$2,842,080.78
	JP Morgan Chase & Co.	$1,105,163.95
UltraPro S&P500®	Bank of America Corp.	$2,613,543.84
	Bank of New York Mellon Corp.	$568,738.40
	BB&T Corp.	$391,718.25
	Citigroup, Inc.	$1,951,446.36
	Goldman Sachs & Co.	$909,896.82
	JP Morgan Chase & Co.	$3,413,414.65
	Morgan Stanley & Co., Inc.	$697,934.54
	Prudential Financial, Inc.	$524,354.85
	Wells Fargo & Co.	$2,679,020.04

MANAGEMENT OF PROSHARES TRUST

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Advisor to manage the Funds and is responsible for overseeing the Advisor and other service providers to the Trust and the Funds in accordance with the provisions of the federal securities laws.

The Board is currently composed of four Trustees, including three Independent Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Co-Founder and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the Funds. These characteristics include, among other things, the fact that all Funds are organized under one Trust; all Funds are exchange-traded funds; all Funds have common service providers; and that the majority of Funds are geared funds, with similar principal investment strategies. As a result, the Board addresses governance and management issues that are often common to all or most of the Funds. In light of these characteristics, the Board has determined that a four-member Board, including three Independent

Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex board structure is unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Board oversight of the Trust and the Funds extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the Funds meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Funds of investments in particular securities or derivatives. As noted above, given the relatively small size of the Board, the Board determined it is not necessary to adopt a complex leadership structure in order for the Board to effectively exercise its risk oversight function.

The Board has appointed a chief compliance officer (“CCO”) for the Trust (who is also the Chief Compliance Officer for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO, and the Funds’ CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers or employees of the Advisor report to the Board in the event that any material risk issues arise.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the Funds’ controls over financial reporting.

The Trustees, their birth date, term of office and length of time served, principal business occupations during the past five years and the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the addresses of each Trustee is: c/o ProShares Trust, 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814.

Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
William D. Fertig Birth Date: 9/56	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProShares (116), ProFunds (112), Access One Trust (3)	Context Capital

Russell S. Reynolds, III Birth Date: 7/57	Indefinite; November 2005 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present).	ProShares (116), ProFunds (112), Access One Trust (3)	RSR Partners, Inc.

Michael C. Wachs Birth Date: 10/61	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present).	ProShares (116), ProFunds (112), Access One Trust (3)	NAIOP (the Commercial Real Estate Development Association)

Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Chairman of the Board
Michael L. Sapir** Birth Date: 5/58	Indefinite; 2002 to present	Chairman and Chief Executive Officer of the Advisor (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (116), ProFunds (112), Access One Trust (3)	None

*	The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProShare Advisors LLC and any registered investment companies that have an investment adviser that is an affiliated person of ProShare Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Board was formed in 2002, prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve as the Board’s initial trustees prior to the Trust’s operations. Mr. Fertig was added in June 2011. Each Trustee was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In addition to their years of service as Trustees to ProFunds and Access One Trust, and gathering experience with funds with investment objectives and principal investment strategies similar to the Trust’s Funds, each individual brings experience and qualifications from other areas. In particular, Mr. Reynolds has significant senior executive experience in the areas of human resources, recruitment and executive organization; Mr. Wachs has significant experience in the areas of investment and real estate development; Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney; and Mr. Fertig has significant experience in the areas of investment and asset management.

Committees

The Board has established an Audit Committee to assist the Board in performing oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds, Wachs and Fertig. Among other things, the Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee met five times, and the Board of Trustees met four times.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	None	Over $100,000
Russell S. Reynolds, III, Trustee	None	$10,001-$50,000
Michael C. Wachs, Trustee	None	$10,001-$50,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	Over $100,000	Over $100,000

As of March 31, 2018, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any series of the Trust;

No Independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the Trust (not including registered investment companies) as of December 31, 2016.

No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeded $120,000, in the Advisor, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the Trust (not including registered investment companies) during the two most recently completed calendar years.

No Independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeded $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeded $120,000, with:

•	the Trust;

•	an officer of the Trust;

•	an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Trust or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Trust;

•	an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Trust or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Trust;

•	the Advisor or the principal underwriter of the Trust;

•	an officer of the Advisor or the principal underwriter of the Trust;

•	a person directly or indirectly controlling, controlled by, or under common control with the Trust or the principal underwriter of the Trust; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the Trust.

Compensation of Trustees

Each Independent Trustee is paid a $185,000 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $10,000 for attendance at each quarterly in-person meeting of the Board of Trustees, $3,000 for attendance at each special meeting of the Board of Trustees, and $3,000 for attendance at telephonic meetings. Trustees who are also Officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

The Trust does not accrue pension or retirement benefits as part of each Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board of Trustees.

The following table shows aggregate compensation paid to the Trustees for their service on the Board for the fiscal year ended May 31, 2017.

Name	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
William D. Fertig, Trustee	$137,580.00	$0	$0	$170,790.00
Russell S. Reynolds, III, Trustee	$137,580.00	$0	$0	$170,790.00
Michael C. Wachs, Trustee	$137,580.00	$0	$0	$170,790.00
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

Officers

The Trust’s executive officers (the “Officers’), their date of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and officer is: c/o ProShares Trust, 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814.

Name and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Troy A. Sheets Birth Date: 5/71	Treasurer	Indefinite; September 2017 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016.

Victor M. Frye, Esq. Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present	Counsel and Chief Compliance Officer of the Advisor (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present).

Richard F. Morris Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of the

Advisor; ProFund Advisors LLC; and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProShare Advisors or Foreside Management Services, LLC. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProShare Advisors and any funds that have an investment adviser that is an affiliated person of ProShare Advisors.

Compensation of Officers

The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

INVESTMENT ADVISOR

ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814, serves as the investment adviser to all of the Funds and provides investment advice and management services to the Funds. ProShare Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Co-Founder and Chief Executive Officer of ProShare Advisors since inception and ProFund Advisors LLC since April 1997. Mr. Sapir formerly practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C.-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProShare Advisors from inception to April 2012 and ProFund Advisors LLC from April 1997 to April 2012. Mr. Mayberg co-founded National Capital Companies, L.L.C., an investment bank specializing in financial services companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProShare Advisors since inception and ProFund Advisors LLC since 2005. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and an appointment as Chairman of the Department of Finance at The George Washington University. He earned his degrees at the University of Kentucky.

ProShare Advisors is also responsible for the general management and administration of each Subsidiary, pursuant to separate investment advisory and management agreements. Under those advisory and management agreements, ProShare Advisors provides each Subsidiary with the same type of services under essentially the same terms (except at no cost to such Subsidiary) as are provided for its respective Parent Fund.

Portfolio Management

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of May 31, 2018.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProShares Family
Tarak Dave	$1 - $10,000	$1 - $10,000
Ryan Dofflemeyer	None	None
Scott Hanson	None	None
Alexander Ilyasov	None	None
Michelle Liu	None	None
Benjamin McAbee	None	None
Michael Neches	None	None
Jeffrey Ploshnick	None	None
Devin Sullivan	None	None

Portfolio Managers’ Compensation

ProShare Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As described below, certain inherent conflicts of interest arise from the fact that a portfolio manager has responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by such portfolio manager as of May 31, 2018

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets	Number of All Other Pooled Investment Vehicles Managed/Total Assets	Number of All Other Accounts Managed/Total Assets
Michael Neches	161/$26,636,457,436	—	3/$485,448,850
Ben McAbee	12/$1,067,206,031	6/$314,219,249	2/$119,259,887
Michelle Liu	13/$2,938,675,956	—	—
Scott Hanson	40/$891,695,152	—	1/$90,086,371
Tarak Davé	79/$4,915,913,478	—	—
Ryan Dofflemeyer	2/$15,127,087	14/$2,310,799,383	—
Devin Sullivan	82/$21,720,543,958	—	3/$485,448,850
Alexander Ilyasov	42/$906,822,239	14/$2,310,799,383	1/$90,086,371
Jeffrey Ploshnick	25/$4,005,881,987	6/$314,219,249	2/$119,259,887

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProFund Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as the Funds. Thus the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any “access person” of the Advisor, (as defined under the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”)), may make security purchases subject to the terms of the ProShare Advisors Code of Ethics that are consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law. However, each Matching Fund is managed using what is commonly referred to as an index strategy in an attempt to simulate either the daily movement or a multiple, the inverse or an inverse multiple of the daily movement of its index, and the use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.

Investment Advisory Agreement

All Funds (except the Unitary Fee Funds)

Under an investment advisory agreement between ProShare Advisors and the Trust, on behalf of each Fund (the “Agreement” or “Advisory Agreement”), each Fund (other than the Morningstar Alternatives Solution ETF, the Global Listed Private Equity ETF, the Short Term USD Emerging Markets Bond ETF, the Inflation Expectations ETF and the CDS Short North American HY Credit ETF) pays ProShare Advisors a fee at an annualized rate, based on its average daily net assets, of 0.75%. ProShare Advisors has entered into an Advisory Fee Waiver Agreement for each of these Funds that reduces the annualized rate based on its average daily net assets, as follows: 0.75% of the first $4.0 billion of average daily net assets of the Fund; 0.70% of the average daily net assets of the Fund over $4.0 billion to $5.5 billion; 0.65% of the average daily net assets of the Fund over $5.5 billion to $7.0 billion; 0.60% of the average daily net assets of the Fund over $7.0 billion to $8.5 billion; and 0.55% of the average daily net assets of the Fund over $8.5 billion. The fee waiver arrangement will remain in effect through at least September 30, 2018 and prior to such date ProShare Advisors may not terminate the arrangement without the approval of the Board.

The Morningstar Alternatives Solution ETF pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.07%. ProShare Advisors has entered into an Advisory and Management Services Fee Waiver Agreement that waives this investment advisory fee for the Morningstar Alternatives Solution ETF through at least October 31, 2018. Prior to this date, ProShare Advisors may not terminate the arrangement without the approval of the Board.

The Global Listed Private Equity ETF and the Short Term USD Emerging Markets Bond ETF each pay ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.50%. The Inflation Expectations ETF pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.55%. The CDS Short North American HY Credit ETF pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.65%. ProShare Advisors manages the investment and the reinvestment of the assets of each of the Funds in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the Officers of the Trust. ProShare Advisors bears all costs associated with providing these advisory services. Except for the Morningstar Alternatives Solution ETF, ProShare Advisors has contractually agreed to waive investment advisory and management services fees and to reimburse other expenses (exclusive of transaction costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, expenses associated with investment in other funds as permitted by the then current registration statement, and extraordinary expenses as determined under generally accepted accounting principles) to the extent total annual Fund operating expenses, as a percentage of average daily net assets, exceed 0.95% through September 30, 2018 (0.30% for the Inflation Expectations ETF, 0.60% for the Global Listed Private Equity ETF, 0.50% for the Short Term USD Emerging Markets Bond ETF and the CDS Short North American HY Credit ETF, and 0.75% for the Merger ETF each through September 30, 2018. ProShare Advisors, on behalf of the Morningstar Alternatives Solution ETF, has contractually agreed to waive investment advisory and management services fees and to reimburse other expenses (exclusive of transaction costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, expenses associated with investment in other funds as permitted by the then current registration statement, and extraordinary expenses as determined under generally accepted accounting principles but inclusive of acquired fund fees and expenses) to the extent total annual Fund operating expenses, as a percentage of average daily net assets, exceed 0.95% through September 30, 2018. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

All Unitary Fee Funds

Pursuant to an investment advisory and management agreement between ProShare Advisors and the Trust on behalf of each Unitary Fee Fund, each Unitary Fee Fund pays ProShare Advisors a fee at an annualized rate based on its average daily net assets as follows: 0.27% for S&P 500 Ex-Energy ETF; 0.27% for S&P 500 Ex-Financials ETF; 0.27% for S&P 500 Ex-Health Care ETF; 0.27% for S&P 500 Ex-Technology ETF; 0.35% for Equities for Rising Rates ETF; 0.15% for S&P 500 Bond ETF; 0.30% for Investment Grade—Interest Rate Hedged; 0.35% for S&P 500 Dividend Aristocrats ETF; 0.40% for S&P MidCap 400 Dividend Aristocrats ETF; 0.40% for the Russell 2000 Dividend Growers ETF; 0.45% for Large Cap Core Plus; 0.45% for DJ Brookfield Global Infrastructure ETF; 0.50% for MSCI EAFE Dividend Growers ETF; 0.50% for High Yield—Interest Rate Hedged; 0.55% for MSCI Europe Dividend Growers ETF; 0.58% for the Online Retail ETF; 0.60% for MSCI Emerging Markets Dividend Growers ETF; 0.65% for Crude Oil Strategy ETF; 0.65% for Decline of the Retail Store ETF; 0.65% for Long Online/Short Stores ETF; and 0.75% for Managed Futures Strategy ETF.

ProShare Advisors is responsible for substantially all expenses of the Unitary Fee Funds except for: (i) brokerage and other transaction expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of the Independent Trustees; (iv) compensation and expenses of counsel to the Independent Trustees, (v) compensation and expenses of the Trust’s chief compliance officer and his or her staff; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expense related to the provision of securities lending services; and (x) the fee payable to the Adviser. The internal expenses of pooled investment vehicles in which a Unitary Fee Fund may invest (acquired fund fees and expenses) are not expenses of such Unitary Fee Fund, and are not paid by ProShare Advisors. The payment or assumption by ProShare Advisors of any expenses of a Unitary Fee Fund that ProShare Advisors is not required by the investment advisory and management agreement to pay or assume shall not obligate ProShare Advisors to pay or assume the same or any similar expense of such Unitary Fee Fund, on any subsequent occasion.

All Funds

ProShare Advisors, from its own resources, including profits from advisory fees received from the Funds, also may make payments to broker-dealers and other financial institutions for their services and expenses incurred in connection with the distribution and promotion of the Funds’ Shares. In this regard, the Advisor or an affiliate of the Advisor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. As of October 2016, the Advisor has separate arrangements to make payments, other than for the educational programs and marketing activities described above, to Charles Schwab & Co., Inc. and Raymond James Financial Services, Inc. (the “Firms”). Pursuant to the arrangements with the Firms, the Firms agreed to promote certain ProShares ETFs to each Firm’s customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain ProShares ETFs. These payments, which may be significant, are paid by the Advisor from its own resources and not from the assets of the Funds. A discussion regarding the basis for the Board of Trustees approving the Advisory Agreement of the Trust will be (or is) available in the Trust’s Annual and/or Semi-Annual Report to shareholders. The Investment Advisory fees paid, as well as any amounts reimbursed pursuant to the Expense Limitation Agreement, for the fiscal years ended May 31, 2015, May 31, 2016 and May 31, 2017 for each Fund that was operational as of each date are set forth below. Because the New Funds were not operational at the end of the Trust’s last fiscal year, information on investment advisory fees paid by the Fund is not included in this SAI.

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2017	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2017
S&P 500 Dividend Aristocrats ETF	$9,013,356	($1,534,897)
S&P MidCap 400 Dividend Aristocrats ETF	$1,078,725	($137,041)
Russell 2000 Dividend Growers ETF	$1,058,973	($139,263)
MSCI EAFE Dividend Growers ETF	$190,989	($80,087)
MSCI Europe Dividend Growers ETF	$36,794	($29,508)
MSCI Emerging Markets Dividend Growers ETF	$45,448	($38,368)
Morningstar Alternatives Solution ETF	$13,452	($114,740)
DJ Brookfield Global Infrastructure ETF	$155,420	($116,213)
Global Listed Private Equity ETF	$55,130	($140,288)
Large Cap Core Plus	$2,971,354	($1,260,673)
S&P 500® Ex-Energy ETF	$22,613	($0)
S&P 500® Ex-Financials ETF	$4,496	($0)
S&P 500® Ex-Health Care ETF	$4,550	($0)
S&P 500® Ex-Technology ETF	$5,305	($0)
High Yield—Interest Rate Hedged	$520,063	($108,059)
Investment Grade—Interest Rate Hedged	$507,284	($129,489)
Short Term USD Emerging Markets Bond ETF	$37,934	($121,187)
Hedge Replication ETF	$259,809	($307,363)
Managed Futures Strategy ETF	$33,890	($0)
Merger ETF	$34,717	($141,915)
RAFI® Long/Short	$299,398	($199,413)
Crude Oil Strategy ETF[1]	$20,846	($0)
Inflation Expectations ETF	$140,672	($227,555)
CDS Short North American HY Credit ETF	$49,134	($88,765)
Short S&P500®	$17,040,372	($0)
Short QQQ®	$2,521,271	($259,476)
Short Dow30SM	$2,254,572	($81,759)
Short MidCap400	$162,368	($59,090)
Short Russell2000	$2,967,754	($277,829)
Short SmallCap600	$103,977	($60,876)
UltraShort S&P500®	$13,778,263	($0)
UltraShort QQQ®	$2,620,062	($266,388)
UltraShort Dow30SM	$1,770,380	($81,584)
UltraShort MidCap400	$53,218	($69,346)
UltraShort Russell2000	$1,261,597	($161,124)
UltraShort SmallCap600	$22,482	($68,203)
UltraPro Short S&P500®	$5,871,388	($0)
UltraPro Short QQQ®	$4,320,977	($362,186)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2017	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2017
UltraPro Short Dow30SM	$1,651,515	($44,929)
UltraPro Short MidCap400	$28,914	($70,032)
UltraPro Short Russell2000	$741,568	($110,180)
Short Basic Materials	$32,955	($75,540)
Short Financials	$242,458	($65,869)
Short Oil & Gas	$38,619	($70,386)
Short Real Estate	$142,294	($66,666)
UltraShort Basic Materials	$72,624	($72,503)
UltraShort Nasdaq Biotechnology	$468,152	($100,241)
UltraShort Consumer Goods	$19,707	($71,541)
UltraShort Consumer Services	$16,506	($72,515)
UltraShort Financials	$370,835	($73,353)
UltraShort Gold Miners	$27,037	($65,885)
UltraShort Health Care	$20,790	($70,456)
UltraShort Industrials	$27,896	($69,273)
UltraShort Oil & Gas	$317,252	($67,901)
UltraShort Real Estate	$263,132	($84,725)
UltraShort Semiconductors	$37,505	($68,808)
UltraShort Technology	$29,191	($71,348)
UltraShort Utilities	$65,494	($67,365)
UltraPro Short Nasdaq Biotechnology	$56,953	($62,176)
UltraPro Short Financial Select Sector	$14,767	($79,485)
Short MSCI EAFE	$514,521	($77,935)
Short MSCI Emerging Markets	$1,627,297	($65,333)
Short FTSE China 50	$80,871	($71,901)
UltraShort MSCI EAFE	$43,387	($67,232)
UltraShort MSCI Emerging Markets	$307,005	($70,183)
UltraShort FTSE Europe	$347,020	($65,694)
UltraShort MSCI Brazil Capped	$299,501	($67,725)
UltraShort FTSE China 50	$375,572	($99,838)
UltraShort MSCI Japan	$92,624	($64,956)
Short 7-10 Year Treasury	$240,151	($50,348)
Short 20+ Year Treasury	$5,329,658	($0)
Short High Yield	$1,210,609	($62,102)
UltraShort 7-10 Year Treasury	$1,040,297	($23,921)
UltraShort 20+ Year Treasury	$15,640,697	($0)
UltraPro Short 20+ Year Treasury	$627,378	($36,801)
Ultra S&P500®	$12,292,782	($0)
Ultra QQQ®	$7,123,516	($494,368)
Ultra Dow30SM	$1,997,562	($84,007)
Ultra MidCap400	$1,035,665	($99,369)
Ultra Russell2000	$1,373,072	($624,307)
Ultra SmallCap600	$170,418	($120,454)
UltraPro S&P500®	$5,509,948	($0)
UltraPro QQQ®	$8,583,348	($563,995)
UltraPro Dow30SM	$1,176,893	($107,650)
UltraPro MidCap400	$238,228	($99,370)
UltraPro Russell2000	$839,315	($710,485)
Ultra Basic Materials	$419,794	($96,766)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2017	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2017
Ultra Nasdaq Biotechnology	$3,218,866	($397,855)
Ultra Consumer Goods	$99,603	($108,006)
Ultra Consumer Services	$160,686	($106,398)
Ultra Financials	$5,552,809	($26,564)
Ultra Gold Miners	$103,363	($97,523)
Ultra Health Care	$602,805	($108,967)
Ultra Industrials	$148,017	($110,073)
Ultra Oil & Gas	$1,151,116	($133,943)
Ultra Real Estate	$1,467,725	($110,253)
Ultra Semiconductors	$230,400	($92,833)
Ultra Technology	$967,167	($112,221)
Ultra Telecommunications	$55,019	($102,589)
Ultra Utilities	$111,668	($104,331)
UltraPro Nasdaq Biotechnology	$293,429	($146,810)
UltraPro Financial Select Sector	$119,082	($126,422)
Ultra MSCI EAFE	$192,786	($61,740)
Ultra MSCI Emerging Markets	$193,005	($62,544)
Ultra FTSE Europe	$75,827	($63,589)
Ultra MSCI Brazil Capped	$170,889	($62,848)
Ultra FTSE China 50	$238,023	($73,827)
Ultra MSCI Japan	$81,944	($62,707)
Ultra 7-10 Year Treasury	$356,210	($82,389)
Ultra 20+ Year Treasury	$383,001	($89,075)
Ultra High Yield	$17,094	($148,678)

[1]	Period from September 26, 2016, commencement of operations, through May 31, 2017.

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2016	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2016
S&P 500 Dividend Aristocrats ETF	$3,757,804	($2,220,348)
S&P MidCap 400 Dividend Aristocrats ETF	$79,215	($124,896)
Russell 2000 Dividend Growers ETF	$81,695	($103,369)
MSCI EAFE Dividend Growers ETF	$87,920	($164,331)
MSCI Europe Dividend Growers ETF[1]	$14,027	($69,063)
MSCI Emerging Markets Dividend Growers ETF[2]	$11,375	($57,729)
Morningstar Alternatives Solution ETF	$18,099	($126,840)
DJ Brookfield Global Infrastructure ETF	$110,507	($221,823)
Global Listed Private Equity ETF	$61,672	($159,757)
Large Cap Core Plus	$3,032,252	($2,116,337)
S&P 500® Ex-Energy ETF[3]	$10,843	($0)
S&P 500® Ex-Financials ETF[3]	$6,549	($0)
S&P 500® Ex-Health Care ETF[3]	$6,569	($0)
S&P 500® Ex-Technology ETF[3]	$6,796	($0)
High Yield—Interest Rate Hedged	$526,654	($369,697)
Investment Grade—Interest Rate Hedged	$436,366	($447,846)
Short Term USD Emerging Markets Bond ETF	$29,729	($137,472)
Hedge Replication ETF	$299,949	($460,485)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2016	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2016
Managed Futures Strategy ETF[4]	$11,899	($0)
Merger ETF	$52,794	($164,278)
RAFI® Long/Short	$311,398	($189,567)
Inflation Expectations ETF	$17,946	($133,018)
CDS Short North American HY Credit ETF	$40,605	($83,016)
Short S&P500®	$15,352,717	($0)
Short QQQ®	$2,434,412	($254,981)
Short Dow30SM	$2,519,578	($79,838)
Short MidCap400	$193,279	($74,195)
Short Russell2000	$3,427,375	($320,444)
Short SmallCap600	$106,390	($82,130)
UltraShort S&P500®	$11,842,010	($0)
UltraShort QQQ®	$2,723,748	($291,129)
UltraShort Dow30SM	$1,739,258	($95,480)
UltraShort MidCap400	$62,792	($89,239)
UltraShort Russell2000	$1,463,060	($182,230)
UltraShort SmallCap600	$34,384	($88,846)
UltraPro Short S&P500®	$4,436,384	($0)
UltraPro Short QQQ®	$2,902,145	($290,264)
UltraPro Short Dow30SM	$1,111,480	($84,522)
UltraPro Short MidCap400	$38,020	($90,080)
UltraPro Short Russell2000	$547,325	($121,880)
Short Basic Materials	$51,262	($85,114)
Short Financials	$207,725	($84,130)
Short Oil & Gas	$75,776	($84,586)
Short Real Estate	$275,128	($78,950)
UltraShort Basic Materials	$135,550	($86,989)
UltraShort Nasdaq Biotechnology	$890,640	($149,992)
UltraShort Consumer Goods	$16,754	($87,658)
UltraShort Consumer Services	$25,093	($87,292)
UltraShort Financials	$425,474	($83,801)
UltraShort Gold Miners	$12,810	($44,658)
UltraShort Health Care	$25,266	($86,334)
UltraShort Industrials	$39,531	($85,344)
UltraShort Oil & Gas	$357,610	($80,899)
UltraShort Real Estate	$256,201	($98,252)
UltraShort Semiconductors	$27,919	($87,861)
UltraShort Technology	$50,757	($85,940)
UltraShort Utilities	$38,397	($85,979)
UltraPro Short Nasdaq Biotechnology[5]	$57,938	($45,677)
UltraPro Short Financial Select Sector	$29,750	($88,869)
Short MSCI EAFE	$552,555	($90,960)
Short MSCI Emerging Markets	$2,979,979	($58,651)
Short FTSE China 50	$88,581	($88,665)
UltraShort MSCI EAFE	$46,868	($86,670)
UltraShort MSCI Emerging Markets	$505,880	($77,184)
UltraShort FTSE Europe	$333,951	($78,849)
UltraShort MSCI Brazil Capped	$238,848	($79,529)
UltraShort FTSE China 50	$506,648	($119,892)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2016	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2016
UltraShort MSCI Japan	$118,727	($83,249)
Short 7-10 Year Treasury	$260,437	($79,073)
Short 20+ Year Treasury	$6,123,299	($0)
Short High Yield	$1,200,705	($47,072)
UltraShort 7-10 Year Treasury	$1,481,142	($65,439)
UltraShort 20+ Year Treasury	$19,536,114	($0)
UltraPro Short 20+ Year Treasury	$728,305	($74,930)
Ultra S&P500®	$13,005,791	($0)
Ultra QQQ®	$7,127,857	($594,540)
Ultra Dow30SM	$1,868,618	($133,235)
Ultra MidCap400	$981,550	($143,195)
Ultra Russell2000	$1,392,760	($423,807)
Ultra SmallCap600	$139,517	($159,245)
UltraPro S&P500®	$6,600,831	($0)
UltraPro QQQ®	$9,299,859	($730,546)
UltraPro Dow30SM	$1,281,153	($137,188)
UltraPro MidCap400	$252,091	($153,710)
UltraPro Russell2000	$610,433	($426,984)
Ultra Basic Materials	$390,967	($127,058)
Ultra Nasdaq Biotechnology	$5,146,852	($587,349)
Ultra Consumer Goods	$144,122	($133,770)
Ultra Consumer Services	$201,842	($142,759)
Ultra Financials	$5,458,723	($113,440)
Ultra Gold Miners	$21,870	($55,332)
Ultra Health Care	$1,123,271	($164,427)
Ultra Industrials	$159,894	($143,999)
Ultra Oil & Gas	$1,041,458	($177,756)
Ultra Real Estate	$1,677,532	($156,112)
Ultra Semiconductors	$182,427	($126,777)
Ultra Technology	$924,720	($162,331)
Ultra Telecommunications	$37,092	($126,895)
Ultra Utilities	$147,559	($127,296)
UltraPro Nasdaq Biotechnology[5]	$257,308	($141,250)
UltraPro Financial Select Sector	$80,492	($147,842)
Ultra MSCI EAFE	$199,722	($80,522)
Ultra MSCI Emerging Markets	$156,076	($84,045)
Ultra FTSE Europe	$185,782	($83,197)
Ultra MSCI Brazil Capped	$47,359	($88,933)
Ultra FTSE China 50	$222,933	($104,260)
Ultra MSCI Japan	$123,556	($83,485)
Ultra 7-10 Year Treasury	$440,212	($119,950)
Ultra 20+ Year Treasury	$379,772	($115,529)
Ultra High Yield	$15,780	($156,207)

[1]	Period from September 9, 2015, commencement of operations, through May 31, 2016.
[2]	Period from January 25, 2016, commencement of operations, through May 31, 2016.
[3]	Period from September 22, 2015, commencement of operations, through May 31, 2016.
[4]	Period from February 17, 2016, commencement of operations, through May 31, 2016
[5]	Period from June 22, 2015, commencement of operations, through May 31, 2016.

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2015	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2015
S&P 500 Dividend Aristocrats ETF	$1,565,248	($1,021,273)
S&P MidCap 400 Dividend Aristocrats ETF	$7,358	($45,645)
Russell 2000 Dividend Growers ETF	$5,321	($36,387)
MSCI EAFE Dividend Growers ETF	$20,490	($61,895)
Morningstar Alternatives Solution ETF	$8,761	($128,359)
DJ Brookfield Global Infrastructure ETF	$88,978	($151,070)
Global Listed Private Equity ETF	$58,411	($154,966)
Large Cap Core Plus	$3,382,378	($2,335,651)
High Yield—Interest Rate Hedged	$717,488	($449,524)
Investment Grade—Interest Rate Hedged	$345,458	($375,187)
Short Term USD Emerging Markets Bond ETF	$43,006	($108,953)
Hedge Replication ETF	$271,161	($401,596)
Merger ETF	$28,643	($159,828)
RAFI® Long/Short	$443,784	($128,317)
Inflation Expectations ETF	$24,293	($129,305)
CDS Short North American HY Credit ETF	$45,232	($66,208)
Short S&P500®	$11,409,554	($0)
Short QQQ®	$1,601,751	($225,884)
Short Dow30SM	$1,915,824	($121,176)
Short MidCap400	$436,367	($77,384)
Short Russell2000	$4,167,036	($412,476)
Short SmallCap600	$91,766	($82,742)
UltraShort S&P500®	$10,023,147	($0)
UltraShort QQQ®	$2,584,060	($326,024)
UltraShort Dow30SM	$1,543,464	($129,883)
UltraShort MidCap400	$75,401	($88,458)
UltraShort Russell2000	$1,726,812	($232,934)
UltraShort SmallCap600	$44,139	($87,503)
UltraPro Short S&P500®	$3,694,330	($0)
UltraPro Short QQQ®	$2,150,616	($293,414)
UltraPro Short Dow30SM	$871,289	($102,466)
UltraPro Short MidCap400	$53,104	($88,069)
UltraPro Short Russell2000	$623,956	($142,180)
Short Basic Materials	$9,403	($89,352)
Short Financials	$169,583	($89,390)
Short Oil & Gas	$20,395	($91,624)
Short Real Estate	$246,717	($92,228)
UltraShort Basic Materials	$103,555	($91,169)
UltraShort Nasdaq Biotechnology	$539,348	($144,658)
UltraShort Consumer Goods	$21,670	($89,425)
UltraShort Consumer Services	$48,739	($94,767)
UltraShort Financials	$492,020	($115,130)
UltraShort Gold Miners	$8,533	($30,220)
UltraShort Health Care	$20,117	($92,193)
UltraShort Industrials	$34,298	($95,802)
UltraShort Oil & Gas	$367,641	($91,962)
UltraShort Real Estate	$282,235	($138,022)
UltraShort Semiconductors	$32,333	($91,264)
UltraShort Technology	$43,048	($94,431)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2015	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2015
UltraShort Utilities	$40,904	($93,033)
UltraPro Short Financial Select Sector	$29,270	($85,445)
Short MSCI EAFE	$1,260,144	($86,479)
Short MSCI Emerging Markets	$1,682,622	($83,849)
Short FTSE China 50	$64,595	($104,623)
UltraShort MSCI EAFE	$41,089	($91,280)
UltraShort MSCI Emerging Markets	$305,115	($102,712)
UltraShort FTSE Europe	$255,485	($88,869)
UltraShort MSCI Brazil Capped	$165,365	($88,456)
UltraShort FTSE China 50	$492,526	($148,549)
UltraShort MSCI Japan	$85,600	($92,547)
Short 7-10 Year Treasury	$459,566	($80,686)
Short 20+ Year Treasury	$9,306,612	($0)
Short High Yield	$460,162	($91,666)
UltraShort 7-10 Year Treasury	$2,072,832	($74,508)
UltraShort 20+ Year Treasury	$26,475,847	($0)
UltraPro Short 20+ Year Treasury	$793,226	($77,317)
Ultra S&P500®	$16,651,132	($0)
Ultra QQQ®	$7,279,850	($575,014)
Ultra Dow30SM	$2,429,545	($108,494)
Ultra MidCap400	$2,568,225	($37,442)
Ultra Russell2000	$2,725,195	($495,676)
Ultra SmallCap600	$182,745	($119,434)
UltraPro S&P500®	$6,528,821	($0)
UltraPro QQQ®	$7,269,849	($622,368)
UltraPro Dow30SM	$1,103,503	($124,552)
UltraPro MidCap400	$395,130	($111,917)
UltraPro Russell2000	$1,321,909	($517,734)
Ultra Basic Materials	$721,278	($134,999)
Ultra Nasdaq Biotechnology	$3,998,713	($454,152)
Ultra Consumer Goods	$158,246	($127,379)
Ultra Consumer Services	$207,806	($125,555)
Ultra Financials	$6,186,490	($88,008)
Ultra Gold Miners	$6,598	($30,393)
Ultra Health Care	$1,221,056	($129,003)
Ultra Industrials	$249,840	($124,090)
Ultra Oil & Gas	$1,187,175	($169,013)
Ultra Real Estate	$2,169,821	($132,447)
Ultra Semiconductors	$290,888	($120,720)
Ultra Technology	$1,277,823	($146,554)
Ultra Telecommunications	$51,003	($124,340)
Ultra Utilities	$246,987	($126,215)
UltraPro Financial Select Sector	$102,618	($145,341)
Ultra MSCI EAFE	$222,386	($82,493)
Ultra MSCI Emerging Markets	$304,733	($99,840)
Ultra FTSE Europe	$199,786	($80,967)
Ultra MSCI Brazil Capped	$62,503	($89,858)
Ultra FTSE China 50	$419,936	($117,071)
Ultra MSCI Japan	$191,108	($81,391)
Ultra 7-10 Year Treasury	$2,399,337	($231,710)
Ultra 20+ Year Treasury	$428,578	($116,825)
Ultra High Yield	$23,243	($153,676)

During the fiscal year ended May 31, 2017, the Advisor recouped $161,605 from UltraPro S&P 500 Fund pursuant to an Investment Advisory Agreement and the Expense Limitation Agreement between the Advisor and the Trust, on behalf of the Fund. During the fiscal year ended May 31, 2016, the Advisor recouped $155,882 from the UltraPro S&P 500 Fund pursuant to an Investment Advisory Agreement and the Expense Limitation Agreement between the Advisor and the Trust, on behalf of the Fund. During the fiscal year ended May 31, 2015, the Advisor recouped $259,539 from the UltraPro S&P 500 Fund pursuant to an Investment Advisory Agreement and the Expense Limitation Agreement between the Advisor and the Trust, on behalf of the Fund.

Management Services Agreement

All Funds (except the Unitary Fee Funds)

ProShare Advisors, pursuant to a separate Management Services Agreement, performs certain administrative services on behalf of the Funds, such as negotiating, coordinating and implementing the Trust’s contractual obligations with the Funds’ service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers as requested or as deemed necessary. For these services, the Trust pays to ProShare Advisors a fee at the annual rate of 0.10% of average daily net assets for each of the Funds. ProShare Advisors has entered into an Advisory and Management Services Fee Waiver Agreement that waives this management services fee for the Morningstar Alternatives Solution ETF through at least October 31, 2018. Prior to this date, ProShare Advisors may not terminate the arrangement without the approval of the Board.

For the three most recent fiscal years, each Fund that was operational for the period indicated paid ProShare Advisors the amount set forth below pursuant to the Management Services Agreement. Because the New Funds were not operational at the end of the Trust’s last fiscal year, information on fees paid pursuant to the Management Services Agreement by the New Funds are not included in this SAI.

Fund	Management Services Fees Paid during the Fiscal Year Ended May 31, 2017
S&P 500 Dividend Aristocrats ETF	$758,283
S&P MidCap 400 Dividend Aristocrats ETF	$45,054
Russell 2000 Dividend Growers ETF	$40,805
MSCI EAFE Dividend Growers ETF	$11,143
MSCI Europe Dividend Growers ETF	$2,557
MSCI Emerging Markets Dividend Growers ETF	$2,059
Morningstar Alternatives Solution ETF	$19,217
DJ Brookfield Global Infrastructure ETF	$18,074
Global Listed Private Equity ETF	$11,026
Large Cap Core Plus	$249,409
S&P 500® Ex-Energy ETF	$—
S&P 500® Ex-Financials ETF	$—
S&P 500® Ex-Health Care ETF	$—
S&P 500® Ex-Technology ETF	$—
High Yield—Interest Rate Hedged	$29,781
Investment Grade—Interest Rate Hedged	$39,782
Short Term USD Emerging Markets Bond ETF	$7,587
Hedge Replication ETF	$34,641
Managed Futures Strategy ETF	$—
Merger ETF	$4,629
RAFI® Long/Short	$39,919
Crude Oil Strategy ETF[1]	$—
Inflation Expectations ETF	$25,576
CDS Short North American HY Credit ETF	$7,559

Fund	Management Services Fees Paid during the Fiscal Year Ended May 31, 2017
Short S&P500®	$2,272,022
Short QQQ®	$336,165
Short Dow30SM	$300,606
Short MidCap400	$21,649
Short Russell2000	$395,696
Short SmallCap600	$13,863
UltraShort S&P500®	$1,837,079
UltraShort QQQ®	$349,337
UltraShort Dow30SM	$236,048
UltraShort MidCap400	$7,096
UltraShort Russell2000	$168,211
UltraShort SmallCap600	$2,997
UltraPro Short S&P500®	$782,842
UltraPro Short QQQ®	$576,124
UltraPro Short Dow30SM	$220,199
UltraPro Short MidCap400	$3,855
UltraPro Short Russell2000	$98,875
Short Basic Materials	$4,394
Short Financials	$32,327
Short Oil & Gas	$5,149
Short Real Estate	$18,972
UltraShort Basic Materials	$9,683
UltraShort Nasdaq Biotechnology	$62,420
UltraShort Consumer Goods	$2,628
UltraShort Consumer Services	$2,201
UltraShort Financials	$49,444
UltraShort Gold Miners	$3,605
UltraShort Health Care	$2,772
UltraShort Industrials	$3,719
UltraShort Oil & Gas	$42,300
UltraShort Real Estate	$35,084
UltraShort Semiconductors	$5,001
UltraShort Technology	$3,892
UltraShort Utilities	$8,732
UltraPro Short Nasdaq Biotechnology	$7,594
UltraPro Short Financial Select Sector	$1,969
Short MSCI EAFE	$68,602
Short MSCI Emerging Markets	$216,970
Short FTSE China 50	$10,783
UltraShort MSCI EAFE	$5,785
UltraShort MSCI Emerging Markets	$40,934
UltraShort FTSE Europe	$46,269
UltraShort MSCI Brazil Capped	$39,933
UltraShort FTSE China 50	$50,076
UltraShort MSCI Japan	$12,350
Short 7-10 Year Treasury	$32,020
Short 20+ Year Treasury	$710,613
Short High Yield	$161,413
UltraShort 7-10 Year Treasury	$138,705
UltraShort 20+ Year Treasury	$2,085,402
UltraPro Short 20+ Year Treasury	$83,487
Ultra S&P500®	$1,635,834

Fund	Management Services Fees Paid during the Fiscal Year Ended May 31, 2017
Ultra QQQ®	$947,990
Ultra Dow30SM	$265,822
Ultra MidCap400	$137,779
Ultra Russell2000	$182,597
Ultra SmallCap600	$22,722
UltraPro S&P500®	$733,076
UltraPro QQQ®	$1,144,434
UltraPro Dow30SM	$156,589
UltraPro MidCap400	$31,763
UltraPro Russell2000	$111,907
Ultra Basic Materials	$55,972
Ultra Nasdaq Biotechnology	$429,177
Ultra Consumer Goods	$13,280
Ultra Consumer Services	$21,425
Ultra Financials	$738,659
Ultra Gold Miners	$13,781
Ultra Health Care	$80,373
Ultra Industrials	$19,735
Ultra Oil & Gas	$153,133
Ultra Real Estate	$195,338
Ultra Semiconductors	$30,720
Ultra Technology	$128,954
Ultra Telecommunications	$7,336
Ultra Utilities	$14,889
UltraPro Nasdaq Biotechnology	$39,123
UltraPro Financial Select Sector	$15,877
Ultra MSCI EAFE	$25,705
Ultra MSCI Emerging Markets	$25,734
Ultra FTSE Europe	$10,110
Ultra MSCI Brazil Capped	$22,785
Ultra FTSE China 50	$31,736
Ultra MSCI Japan	$10,926
Ultra 7-10 Year Treasury	$47,494
Ultra 20+ Year Treasury	$51,066
Ultra High Yield	$2,279

[1]	Period from September 26, 2016, commencement of operations, through May 31, 2017.

Fund	Management Services Fees Paid during the Fiscal Year Ended May 31, 2016
S&P 500 Dividend Aristocrats ETF	$1,073,650
S&P MidCap 400 Dividend Aristocrats ETF	$19,804
Russell 2000 Dividend Growers ETF	$20,424
MSCI EAFE Dividend Growers ETF	$17,584
MSCI Europe Dividend Growers ETF[1]	$2,552
MSCI Emerging Markets Dividend Growers ETF[2]	$1,896
Morningstar Alternatives Solution ETF	$25,855
DJ Brookfield Global Infrastructure ETF	$24,557

Fund	Management Services Fees Paid during the Fiscal Year Ended May 31, 2016
Global Listed Private Equity ETF	$12,334
Large Cap Core Plus	$404,701
S&P 500® Ex-Energy ETF[3]	$0
S&P 500® Ex-Financials ETF[3]	$0
S&P 500® Ex-Health Care ETF[3]	$0
S&P 500® Ex-Technology ETF[3]	$0
High Yield—Interest Rate Hedged	$105,330
Investment Grade—Interest Rate Hedged	$145,454
Short Term USD Emerging Markets Bond ETF	$5,958
Hedge Replication ETF	$39,993
Managed Futures Strategy ETF[4]	$0
Merger ETF	$7,039
RAFI® Long/Short	$41,545
Inflation Expectations ETF	$3,263
CDS Short North American HY Credit ETF	$6,247
Short S&P500®	$2,047,007
Short QQQ®	$324,585
Short Dow30SM	$335,940
Short MidCap400	$25,770
Short Russell2000	$457,091
Short SmallCap600	$14,190
UltraShort S&P500®	$1,578,918
UltraShort QQQ®	$363,316
UltraShort Dow30SM	$231,899
UltraShort MidCap400	$8,374
UltraShort Russell2000	$195,141
UltraShort SmallCap600	$4,586
UltraPro Short S&P500®	$591,512
UltraPro Short QQQ®	$387,084
UltraPro Short Dow30SM	$148,396
UltraPro Short MidCap400	$5,071
UltraPro Short Russell2000	$73,012
Short Basic Materials	$6,835
Short Financials	$27,704
Short Oil & Gas	$10,103
Short Real Estate	$36,683
UltraShort Basic Materials	$18,073
UltraShort Nasdaq Biotechnology	$118,686
UltraShort Consumer Goods	$2,235
UltraShort Consumer Services	$3,347
UltraShort Financials	$56,746
UltraShort Gold Miners	$1,709
UltraShort Health Care	$3,369
UltraShort Industrials	$5,271
UltraShort Oil & Gas	$47,681
UltraShort Real Estate	$34,160
UltraShort Semiconductors	$3,722
UltraShort Technology	$6,780
UltraShort Utilities	$5,131
UltraPro Short Nasdaq Biotechnology[5]	$7,719
UltraPro Short Financial Select Sector	$3,968
Short MSCI EAFE	$73,692

Fund	Management Services Fees Paid during the Fiscal Year Ended May 31, 2016
Short MSCI Emerging Markets	$397,327
Short FTSE China 50	$11,811
UltraShort MSCI EAFE	$6,249
UltraShort MSCI Emerging Markets	$67,450
UltraShort FTSE Europe	$44,535
UltraShort MSCI Brazil Capped	$31,842
UltraShort FTSE China 50	$67,552
UltraShort MSCI Japan	$15,833
Short 7-10 Year Treasury	$34,724
Short 20+ Year Treasury	$816,432
Short High Yield	$160,092
UltraShort 7-10 Year Treasury	$197,484
UltraShort 20+ Year Treasury	$2,604,790
UltraPro Short 20+ Year Treasury	$97,162
Ultra S&P500®	$1,736,011
Ultra QQQ®	$951,390
Ultra Dow30SM	$249,322
Ultra MidCap400	$131,208
Ultra Russell2000	$186,273
Ultra SmallCap600	$18,614
UltraPro S&P500®	$880,963
UltraPro QQQ®	$1,241,130
UltraPro Dow30SM	$171,037
UltraPro MidCap400	$33,731
UltraPro Russell2000	$81,550
Ultra Basic Materials	$52,211
Ultra Nasdaq Biotechnology	$688,851
Ultra Consumer Goods	$19,237
Ultra Consumer Services	$26,973
Ultra Financials	$728,622
Ultra Gold Miners	$2,910
Ultra Health Care	$150,206
Ultra Industrials	$21,378
Ultra Oil & Gas	$139,039
Ultra Real Estate	$224,097
Ultra Semiconductors	$24,364
Ultra Technology	$123,481
Ultra Telecommunications	$4,956
Ultra Utilities	$19,714
UltraPro Nasdaq Biotechnology[5]	$34,409
UltraPro Financial Select Sector	$10,765
Ultra MSCI EAFE	$26,683
Ultra MSCI Emerging Markets	$20,849
Ultra FTSE Europe	$24,839
Ultra MSCI Brazil Capped	$6,332
Ultra FTSE China 50	$29,846
Ultra MSCI Japan	$16,513
Ultra 7-10 Year Treasury	$58,710
Ultra 20+ Year Treasury	$50,668
Ultra High Yield	$2,110

[1]	Period from September 9, 2015, commencement of operations, through May 31, 2016.

[2]	Period from January 25, 2016, commencement of operations, through May 31, 2016.
[3]	Period from September 22, 2015, commencement of operations, through May 31, 2016.
[4]	Period from February 17, 2016, commencement of operations, through May 31, 2016
[5]	Period from June 22, 2015, commencement of operations, through May 31, 2016.

Fund	Management Services Fees Paid during the Fiscal Year Ended May 31, 2015
S&P 500 Dividend Aristocrats ETF	$447,211
S&P MidCap 400 Dividend Aristocrats ETF	$1,839
Russell 2000 Dividend Growers ETF	$1,330
MSCI EAFE Dividend Growers ETF	$4,098
Morningstar Alternatives Solution ETF	$12,516
DJ Brookfield Global Infrastructure ETF	$19,773
Global Listed Private Equity ETF	$11,682
Large Cap Core Plus	$450,981
High Yield—Interest Rate Hedged	$143,497
Investment Grade—Interest Rate Hedged	$115,151
Short Term USD Emerging Markets Bond ETF	$8,601
Hedge Replication ETF	$36,154
Merger ETF	$3,819
RAFI® Long/Short	$59,171
Inflation Expectations ETF	$4,417
CDS Short North American HY Credit ETF	$6,959
Short S&P500®	$1,521,263
Short QQQ®	$213,565
Short Dow30SM	$255,441
Short MidCap400	$58,182
Short Russell2000	$555,601
Short SmallCap600	$12,235
UltraShort S&P500®	$1,336,410
UltraShort QQQ®	$344,539
UltraShort Dow30SM	$205,794
UltraShort MidCap400	$10,053
UltraShort Russell2000	$230,307
UltraShort SmallCap600	$5,887
UltraPro Short S&P500®	$492,574
UltraPro Short QQQ®	$286,747
UltraPro Short Dow30SM	$116,171
UltraPro Short MidCap400	$7,083
UltraPro Short Russell2000	$83,223
Short Basic Materials	$1,254
Short Financials	$22,611
Short Oil & Gas	$2,719
Short Real Estate	$32,895
UltraShort Basic Materials	$13,807
UltraShort Nasdaq Biotechnology	$71,930
UltraShort Consumer Goods	$2,889
UltraShort Consumer Services	$6,499
UltraShort Financials	$65,602
UltraShort Gold Miners	$1,137
UltraShort Health Care	$2,687
UltraShort Industrials	$4,573

Fund	Management Services Fees Paid during the Fiscal Year Ended May 31, 2015
UltraShort Oil & Gas	$49,033
UltraShort Real Estate	$37,631
UltraShort Semiconductors	$4,313
UltraShort Technology	$5,740
UltraShort Utilities	$5,454
UltraPro Short Financial Select Sector	$3,904
Short MSCI EAFE	$168,018
Short MSCI Emerging Markets	$224,348
Short FTSE China 50	$8,613
UltraShort MSCI EAFE	$5,479
UltraShort MSCI Emerging Markets	$40,682
UltraShort FTSE Europe	$34,064
UltraShort MSCI Brazil Capped	$22,009
UltraShort FTSE China 50	$65,728
UltraShort MSCI Japan	$11,416
Short 7-10 Year Treasury	$61,275
Short 20+ Year Treasury	$1,240,873
Short High Yield	$61,354
UltraShort 7-10 Year Treasury	$276,376
UltraShort 20+ Year Treasury	$3,530,241
UltraPro Short 20+ Year Treasury	$105,763
Ultra S&P500®	$2,220,135
Ultra QQQ®	$970,640
Ultra Dow30SM	$323,937
Ultra MidCap400	$342,841
Ultra Russell2000	$363,849
Ultra SmallCap600	$24,366
UltraPro S&P500®	$870,503
UltraPro QQQ®	$967,855
UltraPro Dow30SM	$147,133
UltraPro MidCap400	$52,671
UltraPro Russell2000	$176,180
Ultra Basic Materials	$96,170
Ultra Nasdaq Biotechnology	$532,376
Ultra Consumer Goods	$21,099
Ultra Consumer Services	$27,707
Ultra Financials	$824,859
Ultra Gold Miners	$883
Ultra Health Care	$162,806
Ultra Industrials	$33,312
Ultra Oil & Gas	$158,231
Ultra Real Estate	$289,307
Ultra Semiconductors	$38,772
Ultra Technology	$170,375
Ultra Telecommunications	$6,800
Ultra Utilities	$32,931
UltraPro Financial Select Sector	$13,682
Ultra MSCI EAFE	$29,679
Ultra MSCI Emerging Markets	$40,631
Ultra FTSE Europe	$26,638
Ultra MSCI Brazil Capped	$8,348
Ultra FTSE China 50	$55,968
Ultra MSCI Japan	$25,474
Ultra 7-10 Year Treasury	$320,034
Ultra 20+ Year Treasury	$57,143
Ultra High Yield	$3,099

Registration as a Commodity Pool Operator

In connection with its management of certain series of the Trust (i.e., the UltraShort S&P500®, the UltraShort QQQ®, the UltraShort Dow 30SM, the UltraShort MidCap400, the UltraShort SmallCap600, the UltraPro Short S&P500®, the UltraPro Short QQQ®, the UltraShort Basic Materials, the UltraShort Financials, the UltraShort Utilities, the UltraPro Short Nasdaq Biotechnology, the UltraPro MidCap 400, the UltraPro S&P 500®, the UltraPro QQQ®, the UltraPro Dow 30SM, the UltraPro Russell 2000, the UltraPro Nasdaq Biotechnology and the UltraPro Financial Select Sector) and the wholly owned subsidiary of each of the Managed Futures Strategy ETF and the Crude Oil Strategy ETF (i.e., ProShares Cayman Portfolio I and ProShares Cayman Crude Oil Portfolio, respectively) (collectively, the “Commodity Pools”) the Advisor has registered as a commodity pool operator (a “CPO”) and the Commodity Pools are commodity pools under the Commodity Exchange Act (the “CEA”). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the National Futures Association (“NFA”), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools’ total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools’ operations and expenses.

CODE OF ETHICS

The Trust, the Advisor and the Distributor each have adopted a consolidated code of ethics (the “COE”), under Rule 17j-1 of the 1940 Act, which is reasonably designed to ensure that all acts, practices and courses of business engaged in by personnel of the Trust, the Advisor and the Distributor reflect high standards of conduct and comply with the requirements of the federal securities laws. There can be no assurance that the COE will be effective in preventing deceptive, manipulative or fraudulent activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a Fund; however, such transactions are reported on a regular basis. The Advisor’s personnel that are Access Persons, as the term is defined in the COE, subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the Funds, pursuant to which the Board of Trustees has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are reasonably designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Brokerage Allocation and Proxy Voting Committee (the “Committee”) exercises and documents the Advisor’s responsibilities with regard to voting of client proxies. The Committee is composed of employees of the Advisor. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Vestar Capital Partners VI, L.P., a leading U.S. middle market private equity firm specializing in management buyouts and growth capital investments. The services provided by ISS include in-depth research, global issuer analysis and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors—considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors—considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses—considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues—considering factors such as confidential voting and equal access.

•	Capital Structure—considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring—considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting—considering factors such as election of directors and proxy contests.

•	Social and Corporate Responsibility Issues—considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available without charge, upon request by calling the Advisor at 866-PRO-5125, or on the Trust’s website at www.ProShares.com.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between Fund shareholders and the Advisor, the Distributor or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Committee will disclose to the Board of Trustees the voting issues that created the conflict of interest and the manner in which voted such proxies were voted.

Record of Proxy Voting

The Advisor, with the assistance of ISS, maintains for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Funds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, (1) by calling the Advisor at 888-776-3637, (2) on the Trust’s website at www.ProShares.com, and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each Fund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of the first and third fiscal quarters and within 70 days of the end of the second and fourth fiscal quarters. In addition, each Fund’s portfolio holdings will be publicly disseminated each day the Funds are open for business via the Funds’ website at www.ProShares.com.

The portfolio composition file (“PCF”) and the IOPV file, which contain equivalent portfolio holdings information, will be made available as frequently as daily to the Funds’ service providers to facilitate the provision of services to the Funds and to certain other entities (“Entities”) in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by exemptive orders issued by the SEC and other legal and business requirements pursuant to which the Funds create and redeem Shares. Entities are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based services, including large institutional investors (“Authorized Participants”) that have been authorized by the Distributor to purchase and redeem Creation Units and other institutional market participants that provide information services. Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or through other fee-based services to NSCC members and/or subscribers to the fee-based services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of Funds in the secondary market.

Daily access to the PCF and IOPV file is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management, including Authorized Participants, and (ii) to other personnel of the Advisor and the Funds’ distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.

Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) in other circumstances except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the Trust’s CCO or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Advisor or Distributor and such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The lag time between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy.

OTHER SERVICE PROVIDERS

Administrator and Fund Accounting Agent

JPMorgan Chase Bank, National Association, One Beacon Street, 19th Floor, Boston, MA 02108, acts as Administrator to the Funds pursuant to an administration agreement dated June 16, 2006, as amended from time to time. The Administrator provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping and internal accounting; the determination of NAVs; and the preparation and filing of all financial reports, and all other materials, except registration statements and proxy statements, required to be filed or furnished by the Funds under federal and state securities laws. Citi Fund Services Ohio, Inc. (“Citi”), located at 4400 Easton Commons, Suite 200, Columbus, OH 43219, an indirect wholly-owned subsidiary of Citibank N.A., provides regulatory administration services to the Trust (altogether, the “Regulatory Administrative Services”). For its services, Citi is paid a set fee allocated among each of the Funds.

The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. For these services each Fund that was operational for the period indicated paid the Administrator and Citi the amounts set forth below. Because the New Funds were not operational at the end of the Trust’s last fiscal year, information on fees paid to the Administrator and Citi on behalf of the New Funds are not included in this SAI.

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2017	Fees Paid to Citi during the Fiscal Year Ended May 31, 2017
S&P 500 Dividend Aristocrats ETF	$100,316	$18,754
S&P MidCap 400 Dividend Aristocrats ETF	$43,434	$1,106
Russell 2000 Dividend Growers ETF	$42,919	$1,006
MSCI EAFE Dividend Growers ETF	$31,392	$276
MSCI Europe Dividend Growers ETF	$8,411	$63
MSCI Emerging Markets Dividend Growers ETF	$3,835	$51
Morningstar Alternatives Solution ETF	$23,124	$459
DJ Brookfield Global Infrastructure ETF	$47,683	$435
Global Listed Private Equity ETF	$72,983	$263
Large Cap Core Plus	$106,391	$5,986
S&P 500® Ex-Energy ETF	$—	$—
S&P 500® Ex-Financials ETF	$—	$—
S&P 500® Ex-Health Care ETF	$—	$—
S&P 500® Ex-Technology ETF	$—	$—
High Yield—Interest Rate Hedged	$42,026	$739
Investment Grade—Interest Rate Hedged	$47,941	$987
Short Term USD Emerging Markets Bond ETF	$80,152	$181
Hedge Replication ETF	$79,929	$827
Managed Futures Strategy ETF	$—	$—
Merger ETF	$73,092	$112
RAFI® Long/Short	$75,426	$954
Crude Oil Strategy ETF[1]	$—	$—
Inflation Expectations ETF	$76,054	$601
CDS Short North American HY Credit ETF	$39,707	$180
Short S&P500®	$236,609	$54,363
Short QQQ®	$111,014	$8,069
Short Dow30SM	$104,697	$7,186
Short MidCap400	$39,120	$520
Short Russell2000	$120,569	$9,461
Short SmallCap600	$39,114	$330
UltraShort S&P500®	$219,538	$43,958
UltraShort QQQ®	$112,916	$8,346
UltraShort Dow30SM	$92,265	$5,618
UltraShort MidCap400	$39,113	$169
UltraShort Russell2000	$75,454	$4,015
UltraShort SmallCap600	$39,112	$72
UltraPro Short S&P500®	$163,216	$18,673
UltraPro Short QQQ®	$143,161	$13,712
UltraPro Short Dow30SM	$88,049	$5,237
UltraPro Short MidCap400	$39,112	$92

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2017	Fees Paid to Citi during the Fiscal Year Ended May 31, 2017
UltraPro Short Russell2000	$60,476	$2,349
Short Basic Materials	$39,116	$109
Short Financials	$39,162	$775
Short Oil & Gas	$39,114	$124
Short Real Estate	$39,116	$456
UltraShort Basic Materials	$39,116	$232
UltraShort Nasdaq Biotechnology	$51,517	$1,489
UltraShort Consumer Goods	$39,112	$62
UltraShort Consumer Services	$39,111	$53
UltraShort Financials	$44,408	$1,182
UltraShort Gold Miners	$39,113	$86
UltraShort Health Care	$39,112	$66
UltraShort Industrials	$39,112	$89
UltraShort Oil & Gas	$40,761	$1,013
UltraShort Real Estate	$39,864	$835
UltraShort Semiconductors	$39,114	$118
UltraShort Technology	$39,112	$93
UltraShort Utilities	$39,113	$207
UltraPro Short Nasdaq Biotechnology	$35,582	$181
UltraPro Short Financial Select Sector	$40,112	$47
Short MSCI EAFE	$49,614	$1,653
Short MSCI Emerging Markets	$90,439	$5,201
Short FTSE China 50	$39,117	$258
UltraShort MSCI EAFE	$39,112	$139
UltraShort MSCI Emerging Markets	$40,939	$979
UltraShort FTSE Europe	$42,891	$1,106
UltraShort MSCI Brazil Capped	$40,427	$951
UltraShort FTSE China 50	$44,933	$1,197
UltraShort MSCI Japan	$39,117	$297
Short 7-10 Year Treasury	$39,752	$762
Short 20+ Year Treasury	$158,407	$16,931
Short High Yield	$75,276	$3,868
UltraShort 7-10 Year Treasury	$69,694	$3,315
UltraShort 20+ Year Treasury	$233,950	$49,703
UltraPro Short 20+ Year Treasury	$55,671	$1,986
Ultra S&P500®	$264,310	$38,993
Ultra QQQ®	$229,285	$22,597
Ultra Dow30SM	$144,326	$6,332
Ultra MidCap400	$114,627	$3,297
Ultra Russell2000	$133,009	$4,363
Ultra SmallCap600	$74,486	$542
UltraPro S&P500®	$212,513	$17,484
UltraPro QQQ®	$242,071	$27,318
UltraPro Dow30SM	$120,715	$3,731
UltraPro MidCap400	$73,697	$758
UltraPro Russell2000	$112,932	$2,668
Ultra Basic Materials	$82,415	$1,337
Ultra Nasdaq Biotechnology	$173,800	$10,263

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2017	Fees Paid to Citi during the Fiscal Year Ended May 31, 2017
Ultra Consumer Goods	$72,923	$319
Ultra Consumer Services	$73,238	$512
Ultra Financials	$210,513	$17,615
Ultra Gold Miners	$72,612	$329
Ultra Health Care	$94,698	$1,923
Ultra Industrials	$73,229	$471
Ultra Oil & Gas	$118,545	$3,659
Ultra Real Estate	$130,388	$4,679
Ultra Semiconductors	$72,735	$731
Ultra Technology	$112,213	$3,069
Ultra Telecommunications	$72,694	$175
Ultra Utilities	$72,716	$357
UltraPro Nasdaq Biotechnology	$69,174	$935
UltraPro Financial Select Sector	$72,723	$376
Ultra MSCI EAFE	$40,758	$640
Ultra MSCI Emerging Markets	$39,121	$614
Ultra FTSE Europe	$39,113	$241
Ultra MSCI Brazil Capped	$39,117	$545
Ultra FTSE China 50	$40,081	$752
Ultra MSCI Japan	$39,112	$261
Ultra 7-10 Year Treasury	$80,106	$1,141
Ultra 20+ Year Treasury	$77,784	$1,220
Ultra High Yield	$72,628	$54

[1]	Period from September 26, 2016, commencement of operations, through May 31, 2017.

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2016	Fees Paid to Citi during the Fiscal Year Ended May 31, 2016
S&P 500 Dividend Aristocrats ETF	$258,201	$27,649
S&P MidCap 400 Dividend Aristocrats ETF	$38,650	$515
Russell 2000 Dividend Growers ETF	$37,133	$539
MSCI EAFE Dividend Growers ETF	$76,386	$448
MSCI Europe Dividend Growers ETF[1]	$3,483	$65
MSCI Emerging Markets Dividend Growers ETF[2]	$2,503	$51
Morningstar Alternatives Solution ETF	$21,771	$656
DJ Brookfield Global Infrastructure ETF	$94,948	$630
Global Listed Private Equity ETF	$93,900	$310
Large Cap Core Plus	$195,414	$10,236
S&P 500® Ex-Energy ETF[3]	$—	$—
S&P 500® Ex-Financials ETF[3]	$—	$—
S&P 500® Ex-Health Care ETF[3]	$—	$—
S&P 500® Ex-Technology ETF[3]	$—	$—
High Yield—Interest Rate Hedged	$131,904	$2,646
Investment Grade—Interest Rate Hedged	$157,651	$3,678
Short Term USD Emerging Markets Bond ETF	$101,917	$148
Hedge Replication ETF	$102,593	$1,016

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2016	Fees Paid to Citi during the Fiscal Year Ended May 31, 2016
Managed Futures Strategy ETF[4]	$—	$—
Merger ETF	$94,693	$180
RAFI® Long/Short	$94,544	$1,052
Inflation Expectations ETF	$93,068	$82
CDS Short North American HY Credit ETF	$44,494	$155
Short S&P500®	$234,571	$52,605
Short QQQ®	$122,876	$8,376
Short Dow30SM	$125,461	$8,530
Short MidCap400	$56,429	$662
Short Russell2000	$149,444	$11,667
Short SmallCap600	$56,560	$360
UltraShort S&P500®	$222,085	$40,249
UltraShort QQQ®	$130,853	$9,239
UltraShort Dow30SM	$104,031	$5,895
UltraShort MidCap400	$56,556	$214
UltraShort Russell2000	$94,018	$4,970
UltraShort SmallCap600	$56,558	$116
UltraPro Short S&P500®	$165,513	$15,077
UltraPro Short QQQ®	$133,484	$9,870
UltraPro Short Dow30SM	$81,827	$3,774
UltraPro Short MidCap400	$56,564	$129
UltraPro Short Russell2000	$62,778	$1,859
Short Basic Materials	$56,557	$185
Short Financials	$56,557	$718
Short Oil & Gas	$56,555	$258
Short Real Estate	$56,864	$922
UltraShort Basic Materials	$56,556	$460
UltraShort Nasdaq Biotechnology	$78,062	$3,011
UltraShort Consumer Goods	$56,553	$56
UltraShort Consumer Services	$56,559	$85
UltraShort Financials	$58,690	$1,451
UltraShort Gold Miners	$15,374	$42
UltraShort Health Care	$56,557	$86
UltraShort Industrials	$56,556	$133
UltraShort Oil & Gas	$56,663	$1,213
UltraShort Real Estate	$56,521	$871
UltraShort Semiconductors	$56,559	$94
UltraShort Technology	$56,556	$170
UltraShort Utilities	$56,560	$127
UltraPro Short Nasdaq Biotechnology[5]	$8,846	$200
UltraPro Short Financial Select Sector	$56,553	$99
Short MSCI EAFE	$64,257	$1,896
Short MSCI Emerging Markets	$141,061	$10,084
Short FTSE China 50	$56,556	$302
UltraShort MSCI EAFE	$56,560	$160
UltraShort MSCI Emerging Markets	$62,193	$1,722
UltraShort FTSE Europe	$56,664	$1,135
UltraShort MSCI Brazil Capped	$56,646	$811

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2016	Fees Paid to Citi during the Fiscal Year Ended May 31, 2016
UltraShort FTSE China 50	$61,958	$1,726
UltraShort MSCI Japan	$56,566	$402
Short 7-10 Year Treasury	$56,544	$877
Short 20+ Year Treasury	$189,124	$20,502
Short High Yield	$86,621	$4,157
UltraShort 7-10 Year Treasury	$96,081	$4,974
UltraShort 20+ Year Treasury	$248,273	$65,469
UltraPro Short 20+ Year Treasury	$70,621	$2,446
Ultra S&P500®	$283,978	$43,984
Ultra QQQ®	$259,354	$24,081
Ultra Dow30SM	$162,157	$6,312
Ultra MidCap400	$130,425	$3,319
Ultra Russell2000	$153,197	$4,679
Ultra SmallCap600	$96,034	$469
UltraPro S&P500®	$255,920	$22,337
UltraPro QQQ®	$271,405	$31,663
UltraPro Dow30SM	$142,522	$4,353
UltraPro MidCap400	$95,193	$843
UltraPro Russell2000	$117,242	$2,061
Ultra Basic Materials	$96,420	$1,316
Ultra Nasdaq Biotechnology	$230,218	$17,160
Ultra Consumer Goods	$94,471	$484
Ultra Consumer Services	$94,920	$678
Ultra Financials	$237,597	$18,374
Ultra Gold Miners	$26,324	$76
Ultra Health Care	$134,121	$3,744
Ultra Industrials	$94,947	$537
Ultra Oil & Gas	$131,124	$3,540
Ultra Real Estate	$157,066	$5,672
Ultra Semiconductors	$94,151	$614
Ultra Technology	$126,903	$3,108
Ultra Telecommunications	$94,171	$125
Ultra Utilities	$94,221	$498
UltraPro Nasdaq Biotechnology[5]	$49,466	$871
UltraPro Financial Select Sector	$94,618	$269
Ultra MSCI EAFE	$56,501	$679
Ultra MSCI Emerging Markets	$56,499	$522
Ultra FTSE Europe	$56,554	$619
Ultra MSCI Brazil Capped	$56,577	$161
Ultra FTSE China 50	$57,146	$742
Ultra MSCI Japan	$56,550	$412
Ultra 7-10 Year Treasury	$100,273	$1,486
Ultra 20+ Year Treasury	$93,773	$1,286
Ultra High Yield	$94,083	$52

[1]	Period from September 9, 2015, commencement of operations, through May 31, 2016.
[2]	Period from January 25, 2016, commencement of operations, through May 31, 2016.
[3]	Period from September 22, 2015, commencement of operations, through May 31, 2016.
[4]	Period from February 17, 2016, commencement of operations, through May 31, 2016
[5]	Period from June 22, 2015, commencement of operations, through May 31, 2016.

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2015	Fees Paid to Citi during the Fiscal Year Ended May 31, 2015
S&P 500 Dividend Aristocrats ETF	$189,036	$10,380
S&P MidCap 400 Dividend Aristocrats ETF	$2,909	$44
Russell 2000 Dividend Growers ETF	$2,145	$32
MSCI EAFE Dividend Growers ETF	$6,183	$95
Morningstar Alternatives Solution ETF	$15,344	$296
DJ Brookfield Global Infrastructure ETF	$41,180	$456
Global Listed Private Equity ETF	$94,355	$268
Large Cap Core Plus	$202,887	$10,358
High Yield—Interest Rate Hedged	$144,952	$3,239
Investment Grade—Interest Rate Hedged	$143,686	$2,617
Short Term USD Emerging Markets Bond ETF	$59,571	$194
Hedge Replication ETF	$97,001	$824
Merger ETF	$94,498	$87
RAFI® Long/Short	$99,169	$1,342
Inflation Expectations ETF	$93,017	$100
CDS Short North American HY Credit ETF	$7,655	$160
Short S&P500®	$222,114	$34,437
Short QQQ®	$99,394	$4,828
Short Dow30SM	$109,611	$5,769
Short MidCap400	$62,717	$1,279
Short Russell2000	$158,394	$12,394
Short SmallCap600	$56,508	$281
UltraShort S&P500®	$217,498	$30,127
UltraShort QQQ®	$127,955	$7,784
UltraShort Dow30SM	$97,982	$4,649
UltraShort MidCap400	$56,505	$226
UltraShort Russell2000	$103,145	$5,163
UltraShort SmallCap600	$56,507	$132
UltraPro Short S&P500®	$155,142	$11,111
UltraPro Short QQQ®	$116,163	$6,457
UltraPro Short Dow30SM	$75,546	$2,625
UltraPro Short MidCap400	$56,506	$159
UltraPro Short Russell2000	$66,461	$1,884
Short Basic Materials	$56,508	$29
Short Financials	$56,511	$519
Short Oil & Gas	$56,505	$63
Short Real Estate	$58,031	$743
UltraShort Basic Materials	$56,511	$314
UltraShort Nasdaq Biotechnology	$63,052	$1,633
UltraShort Consumer Goods	$56,500	$65
UltraShort Consumer Services	$56,508	$146
UltraShort Financials	$61,202	$1,483
UltraShort Gold Miners	$1,401	$27
UltraShort Health Care	$56,505	$61
UltraShort Industrials	$56,505	$104
UltraShort Oil & Gas	$57,468	$1,121
UltraShort Real Estate	$56,508	$848
UltraShort Semiconductors	$56,505	$98

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2015	Fees Paid to Citi during the Fiscal Year Ended May 31, 2015
UltraShort Technology	$56,508	$132
UltraShort Utilities	$56,511	$125
UltraPro Short Financial Select Sector	$56,500	$88
Short MSCI EAFE	$88,313	$3,785
Short MSCI Emerging Markets	$101,937	$5,130
Short FTSE China 50	$56,510	$189
UltraShort MSCI EAFE	$56,509	$125
UltraShort MSCI Emerging Markets	$56,589	$925
UltraShort FTSE Europe	$56,515	$773
UltraShort MSCI Brazil Capped	$56,512	$504
UltraShort FTSE China 50	$61,653	$1,473
UltraShort MSCI Japan	$56,504	$258
Short 7-10 Year Treasury	$60,229	$1,381
Short 20+ Year Treasury	$212,899	$27,868
Short High Yield	$60,261	$1,393
UltraShort 7-10 Year Treasury	$114,228	$6,252
UltraShort 20+ Year Treasury	$272,958	$79,336
UltraPro Short 20+ Year Treasury	$72,756	$2,386
Ultra S&P500®	$295,350	$50,417
Ultra QQQ®	$258,182	$22,210
Ultra Dow30SM	$178,854	$7,397
Ultra MidCap400	$175,692	$7,592
Ultra Russell2000	$187,670	$8,137
Ultra SmallCap600	$95,314	$555
UltraPro S&P500®	$250,864	$19,958
UltraPro QQQ®	$254,585	$22,286
UltraPro Dow30SM	$133,199	$3,371
UltraPro MidCap400	$96,716	$1,202
UltraPro Russell2000	$146,727	$3,981
Ultra Basic Materials	$115,993	$2,168
Ultra Nasdaq Biotechnology	$210,361	$12,291
Ultra Consumer Goods	$94,266	$478
Ultra Consumer Services	$94,395	$633
Ultra Financials	$246,982	$18,777
Ultra Gold Miners	$1,474	$21
Ultra Health Care	$138,053	$3,749
Ultra Industrials	$94,461	$757
Ultra Oil & Gas	$136,691	$3,596
Ultra Real Estate	$172,058	$6,579
Ultra Semiconductors	$94,069	$884
Ultra Technology	$140,354	$3,875
Ultra Telecommunications	$94,069	$155
Ultra Utilities	$94,166	$754
UltraPro Financial Select Sector	$94,466	$310
Ultra MSCI EAFE	$56,708	$659
Ultra MSCI Emerging Markets	$56,734	$914
Ultra FTSE Europe	$56,510	$607
Ultra MSCI Brazil Capped	$56,510	$188
Ultra FTSE China 50	$59,068	$1,284
Ultra MSCI Japan	$56,508	$577
Ultra 7-10 Year Treasury	$165,173	$6,996
Ultra 20+ Year Treasury	$100,478	$1,327
Ultra High Yield	$94,041	$70

Custodian and Index Receipt Agent

JPMorgan Chase Bank, National Association (“JPM”) also acts as Custodian and Index Receipt Agent to the Funds. JPM is located at 4 MetroTech Center, Brooklyn, NY 11245.

The Custodian is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities, collecting the Funds’ interest and dividends, and performing certain administrative duties, all as directed by authorized persons. The Custodian is also responsible for the appointment and oversight of any sub-custodian banks and for providing reports regarding such sub-custodian banks and clearing agencies.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. PwC’s address is 100 East Pratt Street, Suite 1900, Baltimore, MD 21202.

Legal Counsel

Ropes & Gray LLP serves as counsel to the Funds. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, MA 02199.

Principal Financial Officer/Treasurer Services

The Trust has entered into an agreement with Foreside Management Services, LLC (“Foreside”), pursuant to which Foreside provides the Trust with the services of an individual to serve as the Trust’s Principal Financial Officer and Treasurer. Neither Foreside nor the Treasurer have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund. The Trust pays Foreside an annual flat fee of $100,000 per year and an additional annual flat fee of $3,500 per Fund, and will reimburse Foreside for certain out-of-pocket expenses incurred by Foreside in providing services to the Trust. For the fiscal years ended May 31, 2015, May 31, 2016 and May 31, 2017, the Trust paid $533,544, $533,860, and $481,869, respectively, to Foreside for services pursuant to its agreement. Foreside is located at Three Canal Plaza, Suite 100, Portland, ME 04101.

Distributor

SEI Investments Distribution Co. (“SEI”) serves as the distributor and principal underwriter in all fifty states and the District of Columbia. SEI is located at One Freedom Valley Drive, Oaks, PA 19456. The Distributor has no role in determining the investment policies of the Trust or any of the Funds, or which securities are to be purchased or sold by the Trust or any of the Funds. For the fiscal years ended May 31, 2015, May 31, 2016 and May 31, 2017, ProShare Advisors paid $1,858,542, $787,325, and $769,839 respectively, to the Distributor as compensation for services.

Distribution and Service Plan

Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Purchase and Issuance of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

The Board has approved a Distribution and Service Plan under which each Fund may pay financial intermediaries such as broker-dealers and investment advisers (“Authorized Firms”) up to 0.25%, on an annualized basis, of average daily net assets of the Fund as reimbursement or compensation for distribution-related activities with respect to the Shares of the Fund and shareholder services. Under the Distribution and Service Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Shares on behalf of their clients.

The Distribution and Service Plan and Distribution and Service Agreements will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees. All material amendments of the Distribution and Service Plan must also be approved by the Board. The Distribution and Service Plan may be terminated at any time by a majority of the Board or by a vote of a majority of the outstanding Shares, as defined under the 1940 Act, of the affected Fund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Shares, as defined under the 1940 Act, of the affected Fund on not less than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Board has determined that, in its judgment, there is a reasonable likelihood that the Distribution and Service Plan will benefit the Funds and holders of Shares of the Funds. In the Board’s quarterly review of the Distribution and Service Plan and Distribution and Service Agreements, the Trustees will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. There are currently no plans to impose distribution fees.

COSTS AND EXPENSES

All Funds (except the Unitary Fee Funds)

Each Fund bears all expenses of its operations other than those assumed by ProShare Advisors or the Administrator. Fund expenses include but are not limited to: the investment advisory fee; management services fee; administrative fees, index receipt agent fees, principal financial officer/treasurer services fees; compliance service fees, anti-money laundering administration fees; custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; listing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on May 29, 2002, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board of Trustees may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.

All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series or class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Declaration of Trust confers upon the Board of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of Funds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the Officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any Funds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances where the Funds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. The Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. In addition, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares only in aggregations of Creation Units.

For the S&P MidCap 400 Dividend Aristocrats ETF, the Russell 2000 Dividend Growers ETF, the MSCI Europe Dividend Growers ETF, the MSCI Emerging Markets Dividend Growers ETF, the DJ Brookfield Global Infrastructure ETF, the Global Listed Private Equity ETF, the Large Cap Core Plus, the S&P 500 Ex-Energy ETF, the S&P 500 Ex-Financials ETF, the S&P 500 Ex-Health Care ETF, the S&P 500 Ex-Technology ETF, the Equities for Rising Rates ETF, the Decline of the Retail Store ETF, the Long Online/Short Stores ETF, the Online Retail ETF, the S&P 500 Bond ETF, the High Yield—Interest Rate Hedged, the Investment Grade—Interest Rate Hedged, the Hedge Replication ETF, the Merger ETF, the RAFI Long/Short, the Managed Futures Strategy ETF, the Inflation Expectations ETF, the Short SmallCap600, the Short S&P500, the UltraShort Consumer Services, the UltraShort Financials, the UltraShort Health Care, the UltraShort Industrials, the UltraShort Semiconductors, the UltraShort Technology, the UltraShort Utilities, the UltraShort FTSE Europe, the UltraShort MSCI Brazil Capped, the UltraShort MSCI Japan, the Short 7-10 Year Treasury, the Ultra SmallCap600, the UltraPro MidCap400, the Ultra Basic Materials, the Ultra Consumer Goods, the Ultra Consumer Services, the Ultra Health Care, the Ultra Industrials, the Ultra Semiconductors, the Ultra Technology, the Ultra Telecommunications, the Ultra Utilities, the UltraPro Financial Select Sector, the Ultra MSCI EAFE, the Ultra MSCI Emerging Markets, the Ultra FTSE Europe, the Ultra FTSE China 50, the Ultra MSCI Japan, the Ultra 20+ Year Treasury, and the Ultra High Yield a Creation Unit is comprised of 25,000 Shares.

For the Morningstar Alternatives Solution ETF, a Creation Unit is comprised of 10,000 Shares.

For all other Funds, a Creation Unit is comprised of 50,000 Shares.

The value of such Creation Unit for each Fund, other than the Funds specified below, as of each such Fund’s inception was $5,250,000.

The value of such Creation Unit for the Morningstar Alternatives Solution ETF, as of that Fund’s inception was $400,000.

The value of such Creation Unit for the S&P 500 Dividend Aristocrats ETF, the MSCI EAFE Dividend Growers ETF, the DJ Brookfield Global Infrastructure ETF, the Global Listed Private Equity ETF, the Large Cap Core Plus, the Hedge Replication ETF, the Merger ETF, the Inflation Expectations ETF, the CDS Short North American HY Credit ETF, the UltraPro Short Financial Select Sector ETF, the UltraShort FTSE Europe ETF, the UltraPro Financial Select Sector ETF, the S&P 500 Bond ETF, and the Ultra High Yield ETF as of each such Fund’s inception was $2,000,000.

The value of such Creation Unit for the MSCI Europe Dividend Growers ETF, the S&P 500 Ex-Energy ETF, the S&P 500 Ex-Financials ETF, the S&P 500 Ex-Health Care ETF, the S&P 500 Ex-Technology ETF, High Yield—Interest Rate Hedged, the Investment Grade—Interest Rate Hedged, the Short Term USD Emerging Markets Bond ETF, the UltraPro Short S&P500® ETF, the UltraPro Short QQQ® ETF, the UltraPro Short Dow30SM ETF, the UltraPro Short MidCap400 ETF, the UltraPro Short Russell2000 ETF, the Short High Yield ETF, the UltraPro S&P500® ETF, the UltraPro QQQ® ETF, the UltraPro Dow30SM ETF, the UltraPro MidCap400 ETF and the UltraPro Russell2000 ETF as of each such Fund’s inception was $4,000,000.

The value of such Creation Unit for the Ultra 7-10 Year Treasury ETF and the Ultra 20+ Year Treasury ETF as of each such Fund’s inception was $3,500,000.

The value of such Creation Unit for the Short Basic Materials ETF, the Short Real Estate ETF, the Short FTSE China 50 ETF and the Short 20+ Year Treasury ETF as of each such Fund’s inception was $2,500,000.

The value of such Creation Unit for the UltraShort Nasdaq Biotechnology ETF, the UltraShort MSCI Brazil Capped ETF, the Ultra Nasdaq Biotechnology ETF, the Ultra MSCI EAFE ETF, the Ultra MSCI Emerging Markets ETF, the Ultra FTSE China 50 ETF and the Ultra MSCI Japan ETF as of each such Fund’s inception was $3,000,000.

The value of such Creation Unit for the Decline of the Retail Store ETF and Long Online/Short Stores ETF as of each such Fund’s inception was $10,000,000.

The value of such Creation Unit for the Equities for Rising Rates ETF, the Online Retail ETF, the S&P MidCap 400 Dividend Aristocrats ETF, the Russell 2000 Dividend Growers ETF, the MSCI Emerging Markets Dividend Growers ETF, the Managed Futures Strategy ETF, the Crude Oil Strategy ETF, the UltraPro Short Nasdaq Biotechnology ETF, the Short 7-10 Year Treasury ETF and the Ultra Gold Miners ETF as of each Fund’s inception was $1,000,000.

The value of such Creation Unit for the UltraPro Short 20+ Year Treasury ETF as of such Fund’s inception was $1,250,000.

The value of such Creation Unit for the Ultra FTSE Europe ETF and the Ultra MSCI Brazil Capped ETF as of each such Fund’s inception was $1,500,000.

The Board of Trustees of the Trust reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of Creation Units

The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A “Business Day” with respect to each Fund is any day on which the Exchange upon which it is listed is open for business.

Creation Units of Shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount, defined below, and the Transaction Fee, described below in “Transaction Fees”. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants.

As described below, at the discretion of the Advisor, the Funds may, at times, only accept in-kind purchase orders from Authorized Participants.

Portfolio Deposit

The consideration for purchase of a creation unit of a Fund may, at the discretion of the Advisor, consist of the in-kind deposit of a designated portfolio of securities (“Deposit Securities”) constituting a representation of the index for the Fund, the Balancing Amount, and the appropriate Transaction Fee (collectively, the “Portfolio Deposit”). The “Balancing Amount” will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities (or in the case of redemptions, the total aggregate market value of the Fund Securities as defined below) and the NAV of the Creation Units being purchased and will be paid to, or received from, the Trust after the NAV has been calculated. The Advisor may restrict purchases of Creation Units to be on an in-kind basis at any time and without prior notice, in all cases at the Advisor’s discretion.

The Index Receipt Agent makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each applicable Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of such Fund until the next-announced Portfolio Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by ProShare Advisors with a view to the investment objective of the applicable Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index, as applicable. The adjustments described above will reflect changes, known to ProShare Advisors on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Fund, as applicable, or resulting from stock splits and other corporate actions. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. A Transaction Fee may be assessed on any “cash in lieu” amounts, as further described below under “Transaction Fees”. For the High Yield—Interest Rate Hedged, the Investment Grade—Interest Rate Hedged and the Short Term USD Emerging Markets Bond ETF, a minimum of 70% of the Deposit Securities must be delivered, unless such purchase is made on a cash-only basis.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding Share of each applicable Fund, will be made available.

Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit may have a greater value than the NAV of the Shares on the date the order is placed in proper form because, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) up to 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). Additional amounts of cash may be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount up to 115% of the daily mark-to-market value of the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or any sub-custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as described below, will be charged in all cases. The delivery of Shares so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Purchase Amount

Creation Units of all Funds may, at the discretion of the Advisor, be sold for cash (the “Cash Purchase Amount”). Creation Units are sold at their NAV plus a Transaction Fee, as described below. The Advisor may also restrict purchases of Creation Units to be on a cash-only basis at any time and without prior notice, in all cases at the Advisor’s discretion.

Purchase Cut-Off Times

An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process, though orders for Global Funds (as defined below) may not be placed through the Clearing Process. In either case, a purchase order for a Fund must be received by the following cut-off times (which may be earlier if the relevant Exchange or any relevant bond market closes early). In all cases purchase/redeem procedures are at the discretion of the Advisor and may be changed without notice.

Fund(s)	Typical Creation Cut-Off Time (Eastern Time)
MSCI Emerging Markets Dividend Growers ETF; DJ Brookfield Global Infrastructure ETF; Global Listed Private Equity ETF; and Merger ETF	Order must be received between 4:01 p.m. and 5:00 p.m. on any Business Day in order to receive the next Business Day’s NAV

MSCI EAFE Dividend Growers ETF

Order must be received between 11:31 a.m. and 5:00 p.m. on any Business Day in order to receive the next Business Day’s NAV

(These times may vary due to differences in when daylight savings time is effective between London and New York time. The actual cutoff times are between 4:31 p.m. London Time and 5:00 p.m. Eastern Time.)

MSCI Europe Dividend Growers ETF and Managed Futures Strategy ETF

10:30 a.m. in order to receive that day’s closing

NAV per Share

(This time may vary due to differences in when daylight savings time is effective between London and New York time. The actual cutoff time is 3:30 p.m. London Time)

High Yield—Interest Rate Hedged; Investment Grade—Interest Rate Hedged; and S&P 500 Bond ETF	3:00 p.m. in order to receive that day’s closing NAV per Share

Short Term USD Emerging Markets Bond ETF; Inflation Expectations ETF; CDS Short North American HY Credit ETF; Crude Oil Strategy ETF and Short or Ultra Fixed Income ProShares Funds	2:30 p.m. (3:00 p.m., if transmitted by mail; except 4:00 p.m., if transmitted by mail on behalf of Short High Yield ETF or Ultra High Yield ETF) in order to receive that day’s closing NAV per Share

S&P 500 Dividend Aristocrats ETF; S&P MidCap 400 Dividend Aristocrats ETF; Russell 2000 Dividend Growers ETF; Online Retail ETF; Equities for Rising Rates ETF; Morningstar Alternatives Solution ETF; S&P 500 Ex-Energy ETF; S&P 500 Ex-Financials ETF; S&P 500 Ex-Health Care ETF; and S&P 500 Ex-Technology ETF	4:00 p.m. (3:30 p.m. if in cash) in order to receive that day’s closing NAV per Share

All other Funds	3:30 p.m. (4:00 p.m., if transmitted by mail) in order to receive that day’s closing NAV per Share

Purchases Through the Clearing Process

To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Funds’ transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Balancing Amount to the Trust, together with the Transaction Fee and such additional information as may be required by the Distributor.

Purchases Outside the Clearing Process

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC or as described below for Global Funds (defined below). Purchases (and redemptions) of Creation Units of the Matching and Ultra ProShares Funds settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process. Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the transmittal date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Balancing Amount (for the Matching and Ultra ProShares Funds), each as applicable and at the discretion of the Advisor, or of the Cash Purchase Amount together with the applicable Transaction Fee.

For each of the following Funds that hold Non-U.S. Investments: the DJ Brookfield Global Infrastructure ETF; the Global Listed Private Equity ETF; the MSCI EAFE Dividend Growers ETF; the MSCI Europe Dividend Growers; the Short Term USD Emerging Markets Bond ETF; and the Merger ETF (each a “Global Fund” and collectively the “Global Funds”), when a purchase order is placed, the Distributor will inform the Advisor and the Custodian. The Custodian shall cause local sub-custodians of the applicable Global Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Deposit Securities “free of payment,” with any appropriate adjustments as advised by the Trust, in accordance with the terms and conditions applicable to such account in such jurisdiction. If applicable, the sub-custodian(s) will confirm to the Custodian that the required Deposit Securities have been delivered and the Custodian will notify the Advisor and Distributor. The Authorized Participant must also make available to the Custodian no later than 12:00 noon Eastern Time (or earlier in the event that the relevant Exchange or the relevant bond markets close early) by the second Business Day after the order is deemed received through the Federal Reserve Bank wire transfer system, immediately available or same day funds in U.S. dollars estimated by the Trust to be sufficient to pay the Balancing Amount next determined after acceptance of the purchase order, together with any applicable Transaction Fees. For Global Funds, the Index Receipt Agent will not make available through the NSCC on each Business Day, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit.

Rejection of Purchase Orders

The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Fund if (a) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (b) the Deposit Securities delivered are not as specified by ProShare Advisors and ProShare Advisors has not consented to acceptance of an in-kind deposit that varies from the designated Deposit Securities; (c) acceptance of the purchase transaction order would have certain adverse tax consequences to the Fund; (d) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (e) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or ProShare Advisors, have an adverse effect on the Trust or the rights of beneficial owners; (f) the value of a Cash Purchase Amount, or the value of the Balancing Amount to accompany an in-kind deposit, exceeds a purchase authorization limit extended to an Authorized Participant by the Custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the Custodian prior to the relevant cut-off time for the Fund on the transmittal date; or (g) in the event that circumstances outside the control of the Trust, the Distributor and ProShare Advisors make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

As described below, at the discretion of the Advisor, the Funds may, at times, only accept in-kind redemption orders from Authorized Participants.

Redemption in Fund Securities

Each Fund may provide redemptions in portfolio securities or cash at the Advisor’s discretion. With respect to the Matching and Ultra ProShares Funds, the Index Receipt Agent makes available through the NSCC immediately prior to the opening of business on the Exchange on each day that the Exchange is open for business the portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). These securities, at times, may not be identical to Deposit Securities which are applicable to a purchase of Creation Units. The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeeming shareholder a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

The redemption proceeds for a Creation Unit generally consist of Fund Securities, as announced by the Index Receipt Agent through the NSCC on any Business Day, plus the Balancing Amount. The redemption Transaction Fee described below is deducted from such redemption proceeds.

Redemption in Cash

A Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption Transaction Fee and additional charge for requested cash redemptions, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities).

For certain redemptions, the proceeds will consist solely of cash in an amount equal to the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, less the redemption Transaction Fee described below (the “Cash Redemption Amount”).

Suspension or Postponement of Right of Redemption

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; (4) in such other circumstance as is permitted by the SEC; or (5) for up to 14 calendar days for any of the Global Funds or Short or Ultra International ProShares Funds during an international local holiday, as described below in “Other Information”.

Redemption Cut-Off Times

An Authorized Participant may place an order to redeem Creation Units (i) through the Clearing Process, or (ii) outside the Clearing Process. In either case, a redemption order for a Fund must be received by the following cut-off times (which may be earlier if the relevant Exchange or any relevant bond market closes early). In all cases purchase/redeem procedures are at this discretion of the Advisor and may be changed without notice.

Fund(s)	Typical Redemption Cut-Off Time (Eastern Time)
MSCI Emerging Markets Dividend Growers ETF, DJ Brookfield Global Infrastructure ETF, Global Listed Private Equity ETF and Merger ETF	Order must be received between 4:01 p.m. and 5:00 p.m. on any Business Day in order to receive the next Business Day’s NAV

MSCI EAFE Dividend Growers ETF

Order must be received between 11:31 a.m. and 5:00 p.m. on any Business Day in order to receive the next Business Day’s NAV

(These times may vary due to differences in when daylight savings time is effective between London and New York time. The actual cutoff times are between 4:31 p.m. London Time and 5:00 p.m. Eastern Time.)

MSCI Europe Dividend Growers ETF and Managed Futures Strategy ETF	10:30 a.m. in order to receive that day’s closing NAV per Share

Fund(s)	Typical Redemption Cut-Off Time (Eastern Time)
(This time may vary due to differences in when daylight savings time is effective between London and New York time. The actual cutoff time is 3:30 p.m. London Time)

High Yield—Interest Rate Hedged, Investment Grade—Interest Rate Hedged, S&P 500 Bond ETF	3:00 p.m. in order to receive that day’s closing NAV per Share

Short Term USD Emerging Markets Bond ETF; Crude Oil Strategy ETF; Inflation Expectations ETF; CDS Short North American HY Credit ETF and Short or Ultra Fixed Income ProShares Funds	2:30 p.m. (3:00 p.m., if transmitted by mail; except 4:00 p.m., if transmitted by mail on behalf of Short High Yield or Ultra High Yield) in order to receive that day’s closing NAV per Share

S&P 500 Dividend Aristocrats ETF; S&P MidCap 400 Dividend Aristocrats ETF; Russell 2000 Dividend Growers ETF; Online Retail ETF; Equities for Rising Rates ETF; Morningstar Alternatives Solution ETF; S&P 500 Ex-Energy ETF, S&P 500 Ex-Financials ETF, S&P 500 Ex-Health Care ETF, S&P 500 Ex-Technology ETF	4:00 p.m. (3:30 p.m. if in cash) in order to receive that day’s closing NAV per Share

All other Funds	3:30 p.m. (4:00 p.m., if transmitted by mail) in order to receive that day’s closing NAV per Share

Placement of Redemption Orders Using the Clearing Process

Orders to redeem Creation Units of Funds through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order for a Fund must be received by the cut-off times set forth in “Redemption Cut-Off Times” above.

All other procedures set forth in the Authorized Participant Agreement must be followed in order to receive the next determined NAV. The requisite Fund Securities and the Balancing Amount (minus a redemption Transaction Fee or additional charges for requested cash redemptions) or the Cash Redemption Amount, as applicable and at the discretion of the Advisor, will be transferred by the second (2nd) NSCC Business Day following the date on which such request for redemption is deemed received. Cash-only redemption orders and Global Fund orders may not be placed through the Clearing Process.

Placement of Redemption Orders Outside the Clearing Process

Orders to redeem Creation Units outside the Clearing Process (other than for Global Fund orders), including all cash-only redemptions, must be delivered through a DTC Participant that has executed the Authorized Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a “participating party” under the Authorized Participant Agreement, but such orders must state that the DTC Participant is not using the Clearing Process and that the redemption of Creation Units will instead be effected through a transfer of Shares directly through DTC. A redemption order for a Fund must be received by the cut-off times set forth in “Redemption Cut-Off Times” above. The order must be accompanied or preceded by the requisite number of Shares of Funds specified in such order, which delivery must be made through DTC to the Custodian by the second Business Day (T+3) following such transmittal date. All other procedures set forth in the Authorized Participant Agreement must be properly followed in order to receive the next determined NAV.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Balancing Amount (minus a redemption Transaction Fee or additional charges for requested cash redemptions), which are expected to be delivered within two Business Days, and the Cash Redemption Amount (by the second Business Day (T+2) following the transmittal date on which such redemption order is deemed received by the Transfer Agent).

In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.

For Global Funds, the Authorized Participant shall deliver Fund Shares of Global Funds to the Custodian through DTC “free of payment.” The transfer of Fund Shares must be ordered by the DTC Participant on the transmittal date in a timely fashion so as to ensure the delivery of the requisite number of Fund Shares through DTC to the Custodian by no later than 10:00 a.m. Eastern Time of the second Business Day (T+2) immediately following the transmittal date. Authorized Participants should be aware that the deadline for such transfers of Fund Shares through the DTC system may be significantly earlier than the close of business on the primary listing exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Fund Shares through the DTC system by contacting the operations department of the broker or depositary institution affecting the transfer of Fund Shares. The Balancing Amount, if any, must be transferred in U.S. dollars directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. Eastern Time on the second Business Day (T+2) immediately following the transmittal date. If the Custodian does not receive both the required Fund Shares and the Balancing Amount, if any, by 10:00 a.m. and 2:00 p.m., respectively, on the second Business Day (T+2) immediately following the transmittal date, such order will be deemed not in proper form and cancelled.

Cancellations

In the event an order is cancelled, the Authorized Participant will be responsible for reimbursing the Fund for all costs associated with cancelling the order, including costs for repositioning the portfolio, provided the Authorized Participant shall not be responsible for such costs if the order was cancelled for reasons outside the Authorized Participant’s control or the Authorized Participant was not otherwise responsible or at fault for such cancellation. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day, with a newly constituted Portfolio Deposit or Fund Securities to reflect the next calculated NAV.

Transaction Fees

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee equal to a percentage of the value of each Creation Unit purchased or redeemed may be applicable to a creation or redemption transaction. Purchasers of Creation Units of the Matching and Ultra ProShares Funds for cash may also be required to pay an additional charge to compensate the relevant Fund for brokerage, market impact or other expenses. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional charge for cash purchases. The maximum Transaction Fee on purchases and redemptions will be 2.00% of the NAV of any Creation Unit, except that for the High Yield—Interest Rate Hedged, the Investment Grade—Interest Rate Hedged and the Short Term USD Emerging Markets Bond ETF, a Transaction Fee up to 3.00% will be charged on the cash used in lieu of depositing all or a portion of the Deposit Securities or the cash portion of any redemption transaction. The Transaction Fees charged to each Fund are presented in the Authorized Participant Handbook.

Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors will also bear the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

These fees may, in certain circumstances, be paid by the Advisor or otherwise waived.

Determination of NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV calculation time for each Fund is listed in the chart below (which may be earlier if the relevant Exchange or any relevant bond market closes early):

Fund(s)	Typical NAV Calculation Time Eastern Time
MSCI EAFE Dividend Growers ETF and MSCI Europe Dividend Growers ETF

11:30 a.m. on days when Bats BZX Exchange is open for trading

(This time may vary due to differences in when daylight savings time is effective between London and New York time. The actual valuation time is 4:30 p.m. London Time.)

Crude Oil Strategy ETF	2:30 p.m. on each Business Day

High Yield—Interest Rate Hedged, Investment Grade—Interest Rate Hedged, Short Term USD Emerging Markets Bond ETF, Managed Futures Strategy ETF, Inflation Expectations ETF, the CDS Short North American HY Credit ETF, the Short and Ultra Fixed Income ProShares Funds (other than Short High Yield and Ultra High Yield), and S&P 500 Bond ETF	3:00 p.m. on each Business Day

All other Funds (including Short High Yield and Ultra High Yield)	Close of the regular trading session of the Exchange upon which it is listed (typically 4:00 p.m.) on each Business Day

The DJ Brookfield Global Infrastructure ETF, the Global Listed Private Equity ETF, the Merger ETF, the MSCI EAFE Dividend Growers ETF, and the MSCI Europe Dividend Growers ETF contain portfolio investments that are primarily listed or traded on foreign markets. To the extent a Fund’s portfolio investments trade in foreign markets on days when a Fund is not open for business or when the primary exchange for the Shares is not open, the value of the Fund’s assets may vary and shareholders may not be able to purchase or sell Fund Shares and Authorized Participants may not be able to create or redeem Creation Units. Also, certain portfolio investments may not be traded on days a Fund is open for business.

Securities (including short-term securities) and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Short-term securities are valued on the basis of amortized cost or based on market prices. Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a class of shares of a Fund is determined. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain other derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead a person to be deemed an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust has been granted an exemption by the SEC from this prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain circumstances, on the condition that purchasers of Shares are provided with a product description of the Shares. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if a Fund’s prospectus is made available upon request at the national securities exchange on which the Shares of such Fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

TAXATION

Overview

Set forth below is a general discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of a Fund’s Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and IRAs and other retirement plans). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

Each Fund has elected and intends to qualify and to be eligible each year to be treated as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” as described below (the income described in this subparagraph (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year (or by the end of the 30-day period following the close of such quarter), (i) at least 50% of the fair market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and to an amount not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in subparagraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the

Qualifying Income described in clause (i) of subparagraph (a) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Moreover, the amounts derived from investments in foreign currency will be treated as Qualifying Income for purposes of subparagraph (a) above. There is a remote possibility that the Internal Revenue Service (“IRS”) could issue guidance contrary to such treatment with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), which could affect a Fund’s ability to meet the 90% gross income test and adversely affect the manner in which that Fund is managed.

For purposes of the diversification test described in subparagraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If, in any taxable year, a Fund were to fail to meet the 90% gross income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC accorded special tax treatment under the Code, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), would be taxable to shareholders as dividend income. In such a case, distributions from the Fund would not be deductible by the Fund in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

As noted above, if a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

Each of the Funds expects to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses, in each case determined with reference to any loss carryforwards). Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for federal income tax purposes, the tax basis of Shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The funds are not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of late-year ordinary loss (generally, its net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount generally equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were not distributed in previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are generally treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Funds intend generally to make distributions sufficient to avoid imposition of the excise tax, although the Funds reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the payment of the excise tax amount is deemed to be de minimis).

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and is paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses forward from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Funds retain or distribute such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (post-2010 losses), those losses will be carried forward to one or more subsequent taxable years, and will be treated as realized on the first day of the taxable year in which it is used to reduce capital gain, without expiration; any such carryforward losses will generally retain their character as short-term or long-term and will be applied first against gains of the same character before offsetting gains of a different character (e.g., net capital losses resulting from previously realized net long-term losses will first offset any long-term capital gain, with any remaining amounts available to offset any net short-term capital gain). If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

The Funds had the following capital loss carryforwards as of October 31, 2016.

FUND	Expiring October 31, 2017	Expiring October 31, 2018	Expiring October 31, 2019	No Expiration Date	Total
S&P 500 Dividend Aristocrats ETF	—	—	—	$456,893	$456,893
MSCI EAFE Dividend Growers ETF	—	—	—	1,281,697	1,281,697
MSCI Europe Dividend Growers ETF	—	—	—	51,779	51,779
MSCI Emerging Markets Dividend Growers ETF	—	—	—	38,019	38,019
Morningstar Alternatives Solution ETF	—	—	—	1,140,168	1,140,168
DJ Brookfield Global Infrastructure ETF	—	—	—	1,101,957	1,101,957
Global Listed Private Equity ETF	—	—	—	905,992	905,992
Large Cap Core Plus	—	—	—	527,026	527,026
S&P 500® Ex-Financials ETF	—	—	—	1,989	1,989
S&P 500® Ex-Health Care ETF	—	—	—	578	578
High Yield-Interest Rate Hedged	—	—	—	26,985,435	26,985,435
Investment Grade-Interest Rate Hedged	—	—	—	17,924,808	17,924,808
Short Term USD Emerging Markets Bond ETF	—	—	—	336,413	336,413
Hedge Replication ETF	—	—	—	11,009	11,009
Merger ETF	—	—	—	317,737	317,737
RAFI® Long/Short	—	—	$1,128,449	16,656,293	17,784,742
Inflation Expectations ETF	—	—	—	1,548,741	1,548,741
CDS Short North American HY Credit ETF	—	—	—	148,078	148,078
Short S&P500®	$275,479,255	$396,002,468	299,866,646	1,594,982,953	2,566,331,322
Short QQQ®	46,413,351	59,184,627	61,405,117	241,375,639	408,378,734
Short Dow30SM	27,666,267	74,285,143	36,036,617	183,400,750	321,388,777
Short MidCap400	14,091,075	16,663,813	4,855,600	27,845,124	63,455,612
Short Russell2000	30,602,995	85,827,210	47,621,957	354,508,823	518,560,985
Short SmallCap600	10,910,309	9,744,816	2,717,874	28,814,996	52,187,995
UltraShort S&P500®	954,224,900	1,614,347,476	880,883,563	2,691,539,347	6,140,995,286
UltraShort QQQ®	344,027,075	546,154,861	344,692,522	787,841,761	2,022,716,219
UltraShort Dow30SM	211,568,661	278,053,840	125,976,993	336,467,554	952,067,048
UltraShort MidCap400	62,058,079	19,240,979	11,668,164	41,545,864	134,513,086
UltraShort Russell2000	197,617,837	371,431,305	109,741,367	467,666,098	1,146,456,607
UltraShort SmallCap600	10,418,599	18,395,839	6,372,373	19,029,145	54,215,956
UltraPro Short S&P500®	21,450,893	80,591,829	146,815,109	1,240,747,620	1,489,605,451
UltraPro Short QQQ®	—	13,723,268	33,201,124	616,547,151	663,471,543
UltraPro Short Dow30SM	—	9,009,922	4,829,732	201,050,471	214,890,125
UltraPro Short MidCap400	—	2,821,723	1,324,062	19,552,844	23,698,629
UltraPro Short Russell2000	—	13,054,940	5,215,974	161,172,142	179,443,056
Short Basic Materials	—	429,630	—	6,273,711	6,703,341
Short Financials	46,207,656	34,680,899	—	69,114,759	150,003,314
Short Oil & Gas	1,584,332	2,720,603	2,060,582	1,771,176	8,136,693
Short Real Estate	—	3,968,005	433,111	17,714,341	22,115,457
UltraShort Basic Materials	99,100,007	110,459,179	3,390,037	69,337,648	282,286,871
UltraShort Nasdaq Biotechnology	—	416,580	—	28,139,409	28,555,989
UltraShort Consumer Goods	680,668	14,284,380	2,851,138	6,128,119	23,944,305
UltraShort Consumer Services	37,806,587	34,794,753	9,718,804	16,837,877	99,158,021
UltraShort Financials	884,851,934	249,724,456	—	421,266,370	1,555,842,760
UltraShort Gold Miners	—	—	—	130,508	130,508
UltraShort Health Care	10,002,522	2,787,142	767,590	8,076,357	21,633,611
UltraShort Industrials	17,061,076	21,300,428	—	14,836,323	53,197,827
UltraShort Oil & Gas	72,588,775	103,023,193	31,249,573	86,813,234	293,674,775
UltraShort Real Estate	2,597,807,224	530,523,856	76,086,424	183,732,490	3,388,149,994

FUND	Expiring October 31, 2017	Expiring October 31, 2018	Expiring October 31, 2019	No Expiration Date	Total
UltraShort Semiconductors	28,767,489	21,740,228	7,733,357	20,105,662	78,346,736
UltraShort Technology	38,866,512	17,058,910	4,601,521	15,213,725	75,740,668
UltraShort Utilities	7,484,152	3,786,581	1,225,902	5,426,679	17,923,314
UltraPro Short Financial Select Sector	—	—	—	6,116,493	6,116,493
Short MSCI EAFE	32,745,434	18,597,569	312,450	95,316,300	146,971,753
Short MSCI Emerging Markets	39,141,253	71,205,636	17,217,308	105,369,516	232,933,713
Short FTSE China 50	—	1,040,187	—	9,350,155	10,390,342
UltraShort MSCI EAFE	67,426,453	7,928,513	3,521,302	16,139,331	95,015,599
UltraShort MSCI Emerging Markets	520,833,289	59,526,996	9,114,905	113,037,743	702,512,933
UltraShort FTSE Europe	3,795,429	34,453,744	9,069,132	182,970,322	230,288,627
UltraShort MSCI Brazil Capped	—	3,153,137	—	29,879,348	33,032,485
UltraShort FTSE China 50	431,145,308	131,146,062	—	214,039,570	776,330,940
UltraShort MSCI Japan	3,844,289	6,349,708	5,554,931	14,344,593	30,093,521
Short 7-10 Year Treasury	—	—	—	10,576,598	10,576,598
Short 20+ Year Treasury	228,972	56,583,949	84,404,610	625,985,254	767,202,785
Short High Yield	—	—	—	8,007,324	8,007,324
UltraShort 7-10 Year Treasury	249,611	28,917,167	143,647,522	145,379,529	318,193,829
UltraShort 20+ Year Treasury	—	664,186,865	665,676,662	5,144,238,347	6,474,101,874
UltraPro Short 20+ Year Treasury	—	—	—	110,055,891	110,055,891
Ultra QQQ®	2,811,232	—	—	—	2,811,232
Ultra Dow30SM	100,222,610	—	—	—	100,222,610
Ultra MidCap400	—	—	—	178,507,152	178,507,152
Ultra Russell2000	5,956,450	—	—	211,630,160	217,586,610
Ultra Basic Materials	—	—	—	2,454,145	2,454,145
Ultra Nasdaq Biotechnology	—	—	—	10,897,643	10,897,643
Ultra Financials	1,407,263,015	—	48,453,600	—	1,455,716,615
Ultra Gold Miners	—	—	—	786,011	786,011
Ultra Oil & Gas	—	—	—	40,732,449	40,732,449
Ultra Semiconductors	741,407	—	—	—	741,407
Ultra Utilities	2,266,830	—	—	—	2,266,830
UltraPro Nasdaq Biotechnology	—	—	—	25,370,278	25,370,278
UltraPro Financial Select Sector	—	—	—	442,178	442,178
Ultra MSCI EAFE	—	—	—	6,367,401	6,367,401
Ultra MSCI Emerging Markets	—	—	—	8,417,231	8,417,231
Ultra FTSE Europe	—	—	—	1,717,540	1,717,540
Ultra MSCI Brazil Capped	—	542,934	628,038	17,032,852	18,203,824
Ultra FTSE China 50	—	173,812	—	5,227,685	5,401,497
Ultra 7-10 Year Treasury	—	—	—	127,858,268	127,858,268
Ultra High Yield	—	—	—	251,021	251,021

At October 31, 2016, the following Funds utilized capital loss carryforwards and/or elected to defer late-year ordinary losses to November 1, 2016, the first day of the following tax year:

FUND	Capital Loss Utilized	Ordinary Late Year Loss Deferrals
S&P 500 Dividend Aristocrats ETF	$551,603	—
S&P MidCap 400 Dividend Aristocrats ETF	40,489	—
Large Cap Core Plus	6,781,160	—
S&P 500® Ex-Energy ETF	777	—
S&P 500® Ex-Financials ETF	976	—
S&P 500® Ex-Health Care ETF	835	—
S&P 500® Ex-Technology ETF	936	—
Hedge Replication ETF	198,891	$197,470
Managed Futures Strategy ETF	—	19,084
Merger ETF	235,510	15,520

FUND	Capital Loss Utilized	Ordinary Late Year Loss Deferrals
Crude Oil Strategy ETF	—	2,921
Inflation Expectations ETF	12,140	—
CDS Short North American HY Credit ETF	—	166,036
Short S&P500®	—	13,348,388
Short QQQ®	—	2,264,036
Short Dow30SM	—	1,963,400
Short MidCap400	—	169,399
Short Russell2000	—	2,663,180
Short SmallCap600	—	74,916
UltraShort S&P500®	—	10,023,227
UltraShort QQQ®	—	2,178,398
UltraShort Dow30SM	—	1,313,860
UltraShort MidCap400	—	50,338
UltraShort Russell2000	—	1,084,558
UltraShort SmallCap600	—	25,160
UltraPro Short S&P500®	—	3,855,683
UltraPro Short QQQ®	—	2,853,142
UltraPro Short Dow30SM	—	1,050,980
UltraPro Short MidCap400	—	26,154
UltraPro Short Russell2000	—	459,998
Short Basic Materials	—	65,768
Short Financials	—	235,045
Short Oil & Gas	945,158	53,329
Short Real Estate	—	146,336
UltraShort Basic Materials	—	98,134
UltraShort Nasdaq Biotechnology	—	528,372
UltraShort Consumer Goods	—	14,882
UltraShort Consumer Services	—	16,722
UltraShort Financials	—	342,789
UltraShort Gold Miners	—	18,075
UltraShort Health Care	—	21,045
UltraShort Industrials	—	26,408
UltraShort Oil & Gas	—	257,427
UltraShort Real Estate	—	192,825
UltraShort Semiconductors	—	24,248
UltraShort Technology	—	30,665
UltraShort Utilities	—	32,538
UltraPro Short Nasdaq Biotechnology	1,388,786	—
UltraPro Short Financial Select Sector	—	17,584
Short MSCI EAFE	—	512,232
Short MSCI Emerging Markets	—	1,702,935
Short FTSE China 50	—	72,871
UltraShort MSCI EAFE	—	46,311
UltraShort MSCI Emerging Markets	—	310,273
UltraShort FTSE Europe	—	302,369
UltraShort MSCI Brazil Capped	—	208,077
UltraShort FTSE China 50	—	370,117
UltraShort MSCI Japan	—	94,421
Short 7-10 Year Treasury	—	171,155
Short 20+ Year Treasury	—	3,625,634
Short High Yield	7,965,574	1,190,681
UltraShort 7-10 Year Treasury	—	835,263
UltraShort 20+ Year Treasury	—	10,572,457
UltraPro Short 20+ Year Treasury	—	443,114
Ultra QQQ®	4,600,830	—
Ultra Dow30SM	33,556,896	—
Ultra SmallCap600	867,190	—
UltraPro QQQ®	—	1,578,975

FUND	Capital Loss Utilized	Ordinary Late Year Loss Deferrals
UltraPro Dow30SM	1,435,832	—
UltraPro MidCap400	1,891,187	8,234
UltraPro Russell2000	—	190,419
Ultra Basic Materials	1,609,359	—
Ultra Nasdaq Biotechnology	185,647,344	2,317,872
Ultra Consumer Services	373,817	—
Ultra Financials	100,808,978	—
Ultra Gold Miners	56,824	76,860
Ultra Health Care	9,711,028	1,065,689
Ultra Industrials	860,259	—
Ultra Semiconductors	812,943	—
Ultra Technology	7,027,169	—
Ultra Telecommunications	385,489	—
Ultra Utilities	4,002,730	—
UltraPro Nasdaq Biotechnology	—	179,182
Ultra MSCI EAFE	—	238,496
Ultra MSCI Emerging Markets	—	140,093
Ultra FTSE Europe	—	86,426
Ultra MSCI Brazil Capped	—	122,704
Ultra FTSE China 50	1,590,598	158,488
Ultra MSCI Japan	117,116	77,810
Ultra 7-10 Year Treasury	35,437	—
Ultra 20+ Year Treasury	2,333,415	—

Taxation of Fund Distributions

Distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain – the excess of net long-term capital gain over net short-term capital losses, in each case determined with reference to any loss carryforwards – that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and capital gain dividends as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions are also taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for the Fund shares). Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

A dividend or Capital Gain Dividend with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an IRA, retirement plan, or corporate pension or profit sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular situation.

Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued Shares will receive a report as to the value of the Shares received.

Qualified Dividend Income

“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s Shares.

Dividends-Received Deduction

In general, dividends of net investment income received by corporate shareholders of a Fund may qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The corporate alternative minimum tax may disallow the dividends received deduction in certain circumstances.

Repurchase Agreements

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Disposition of Shares

Upon a sale, exchange or other disposition of shares of a Fund, a shareholder will generally realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term capital gain or loss depending upon the shareholder’s holding period for the shares. Any loss realized on a sale, exchange or other disposition will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund’s Shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.

Market Discount

If a Fund purchases in the secondary market a debt security that has a fixed maturity date of more than one year from its date of issuance at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with “original issue discount” (described below), a price below the debt security’s “revised issue price”), the excess of the stated redemption price over the purchase price is “market discount.” Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The application of Section 451 of the Code to the accrual of market discount is currently unclear. If Section 451 of the Code applies to the accrual of market discount, the Fund must include in income any market discount as it takes the same into account on its financial statements.

Original Issue Discount

Certain debt securities may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income that is included in a Fund’s income and, therefore, subject to the distribution requirements applicable to RICs, even though the Fund may not receive a corresponding amount of cash until a partial or full repayment or disposition of the debt security.

Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Options, Futures, Forward Contracts and Swaps

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary in character (see “Foreign Currency Transactions” below). Also, section 1256 contracts held by a Fund at the end of each taxable year (and for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gains or losses are treated as ordinary or 60/40 gains or losses, as appropriate.

The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, forward contracts, swaps and certain positions undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

More generally, investments by a Fund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund and defer or possibly prevent the recognition or use of certain losses by a Fund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a Fund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a Fund-level tax.

Constructive Sales

Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon each Fund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed on or before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

Foreign Investments and Taxes

Investment income and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. In certain circumstances, a Fund may elect to treat foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, foreign currency gain or loss arising from certain types of section 1256 contracts is treated as capital gain or loss, although a Fund may elect to treat foreign currency gain or loss from such contracts as ordinary in character. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available (and required) to be distributed to its shareholders as ordinary income. If a Fund’s section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as ordinary dividends, thereby reducing each shareholder’s basis in his or her Fund Shares.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Commodity-Linked Instruments and Investment in a Cayman Islands Subsidiary

As discussed above in “Investment in a Subsidiary”, each of the Managed Futures Strategy ETF and the Crude Oil Strategy ETF (each, a “Parent Fund”) intends to achieve commodity exposure through investment in a wholly-owned foreign subsidiary (each a “Subsidiary”). Each Subsidiary is classified as a corporation and is treated as a “controlled foreign corporation” (“CFC”) for U.S. federal income tax purposes. Each Parent Fund will limit its investments in its Subsidiary in the aggregate to 25% of the Parent Fund’s total assets. Each Parent Fund does not expect that income from its investment in its Subsidiary will be eligible to be treated as qualified dividend income or that distributions from its Subsidiary will be eligible for the corporate dividends-received deduction.

It is expected that each Subsidiary will neither be subject to taxation on its net income in the same manner as a corporation formed in the United States nor subject to branch profits tax on the income and gain derived from its activities in the United States. A foreign corporation will generally not be subject to such taxation unless it is engaged in or is treated as engaged in a U.S. trade or business. Each Subsidiary expects to operate in a manner such that it is not so engaged or so treated.

In general, a foreign corporation that is not engaged in and is not treated as engaged in a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the United States and the jurisdiction in which any Subsidiary is (or would be) resident that would reduce this rate of withholding tax. Income subject to such a flat tax is of a fixed or determinable annual or periodic nature and includes dividends and interest income. Certain types of income are specifically exempted from the 30% tax and thus withholding is not required on payments of such income to a foreign corporation. The 30% tax generally does not apply to capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30% tax also does not apply to interest which qualifies as “portfolio interest.” Very generally, the term portfolio interest includes U.S.-source interest (including OID) on an obligation in registered form, and with respect to which the person, who would otherwise be required to deduct and withhold the 30% tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Code.

As discussed in more detail below, FATCA (as defined below) generally imposes a reporting and 30% withholding tax regime with respect to certain U.S.-source income (“withholdable payments”) paid to “foreign financial institutions” and certain other non-U.S. entities when those entities fail to satisfy the applicable account documentation, information reporting, withholding, registration, certification and/or other requirements applicable to their status under FATCA. A Subsidiary will be subject to the 30% withholding tax in respect of any withholdable payment it receives if it fails to satisfy these requirements, as may be applicable to the Subsidiary. Each Subsidiary expects to satisfy these requirements, as may be applicable to it, so as to avoid this additional 30% withholding. See “Certain Additional Reporting and Withholding Requirements” below for more discussion of these rules.

A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of its investment in its Subsidiary, each Parent Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, each Parent Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in its taxable year. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures, forward, and similar transactions) in commodities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to an investing Fund and thus will not be available to offset income or capital gain generated from that Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent each Parent Fund invests in its Subsidiary and recognizes subpart F income in excess of actual cash distributions from such the Subsidiary, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. Subpart F income also includes the excess of gains over losses from transactions (including futures, forward and other similar transactions) in commodities.

A Parent Fund’s recognition of any subpart F income from an investment in its Subsidiary will increase the Fund’s tax basis in such subsidiary. Distributions by a Subsidiary to a Parent Fund, including in redemption of its Subsidiary’s shares, will be tax free, to the extent of its Subsidiary’s previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in its Subsidiary, and any distributions in excess of the Fund’s tax basis in its Subsidiary will be treated as realized gain. Any losses with respect to the Fund’s shares of its Subsidiary will not be currently recognized. Subpart F income is generally treated as ordinary income, regardless of the character of a Subsidiary’s underlying income.

A Parent Fund’s investment in its Subsidiary will potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of such subsidiary’s income. If a net loss is realized by a Subsidiary, such loss is generally not available to offset the income earned by a Parent Fund. In addition, the net losses incurred during a taxable year by a Subsidiary cannot be carried forward by such Subsidiary to offset gains realized by it in subsequent taxable years. The Parent Funds will not receive any credit in respect of any non-U.S. tax borne by a Subsidiary.

The rules regarding the extent to which such subpart F inclusions will be treated as “qualifying income” for purposes of the 90% gross income requirement described above are unclear and currently under consideration. In the absence of further guidance, each Parent Fund will seek to ensure that it satisfies the 90% gross income requirement, including but not limited to by ensuring that its Subsidiary timely distributes to it an amount equal to the Subsidiary’s subpart F income by the end of the Subsidiary’s taxable year. In order to make such distributions, the Subsidiary may be required to sell investments, including at a time when it may be disadvantageous to do so. If a Parent Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, it would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Parent Fund could be required to pay substantial taxes, penalties and interest, and to make substantial distributions, in order to re-qualify for such special treatment.

Master Limited Partnerships

A Fund’s ability to invest in MLPs that are treated as qualified publicly traded partnerships (“QPTPs”) for federal income tax purposes is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, a Fund is permitted to have no more than 25% of the total value if its total assets invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in QPTPs including MLPs. A Fund’s investments in MLPs potentially will result in distributions from that Fund (i) constituting returns of capital not included in a shareholder’s income but reducing the shareholder’s tax basis in his or her shares; (ii) attributable to gain recognized with respect to that is recharacterized as ordinary income and, therefore, not offset by capital losses; or (iii) taxable to such shareholder even though they represent appreciation realized by that Fund prior to the shareholder’s investment therein. That Fund’s investments in MLPs will also potentially cause it to recognize taxable income on its investments in in excess of the cash generated thereby, and therefore require the Fund to sell investments, including when not otherwise advantageous to do so, in order to satisfy the distribution requirements for treatment as a RIC and to eliminate a Fund-level tax. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

Investments in Exchange-Traded Funds

Certain Funds expect to invest in exchange-traded funds, including exchange-traded funds registered under the 1940 Act (“Underlying ETFs”). Some such Underlying ETFs will be treated as regulated investment companies for federal income tax purposes (each such Underlying ETF, an “Underlying RIC”). In such cases, a Fund’s income and gains will normally consist, in whole or part, of dividends and other distributions from the Underlying RICs and gains and losses on the disposition of shares of the Underlying RICs. The amount of income and capital gains realized by a Fund and in turn a Fund’s shareholders in respect of the Fund’s investments in Underlying RICs may be greater than such amounts would have been had the Fund invested directly in the investments held by the Underlying RICs, rather than in the shares of the Underlying RICs. Similarly, the character of such income and gains (e.g., long-term capital gain, eligibility for the dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the investments held by the Underlying RICs.

To the extent that an Underlying RIC realizes net losses on its investments for a given taxable year, a Fund that invests in the Underlying RIC will not be able to benefit from those losses until (i) the Underlying RIC realizes gains that it can reduce by those losses, or (ii) the Fund recognizes its share of those losses when it disposes of shares in the Underlying RIC. Moreover, when a Fund makes such a disposition, any loss it recognizes will be a capital loss. A Fund will not be able to offset any capital losses from its dispositions of shares of the Underlying RIC against its ordinary income (including distributions deriving from net short-term capital gains realized by the Underlying RIC). In addition, a portion of such capital loss may be long-term, which will first offset the Fund’s capital gains, increasing the likelihood that the Fund’s short-term capital gains will be distributed to shareholders as ordinary income.

In the event that a Fund invests in an Underlying RIC that is not publicly offered within the meaning of the Code, the Fund’s redemption of shares of such Underlying RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the redemption instead of being treated as realizing capital gain (or loss) on the redemption of the shares of the Underlying RIC.

A Fund may invest in one or more exchange-traded funds that invest in commodities or options, futures, or forwards with respect to commodities, and are treated as QPTPs for federal income tax purposes. As noted above, a Fund is limited to investing no more than 25% of the value of its total assets in the securities of one or more QPTPs. Although income from QPTPs is generally qualifying income, if an ETF intending to qualify as a QPTP fails to so qualify and is treated as a partnership for U.S. federal income tax purposes, a portion of its income may not be qualifying income. It is also possible that an ETF intending to qualify as a QPTP will be treated as a corporation for federal income tax purposes. In such a case, it will be potentially liable for an entity-level corporate income tax, which will adversely affect the return thereon. There can be no guarantee that any ETF will be successful in qualifying as a QPTP. In addition, there is little regulatory guidance concerning the application of the rules governing qualification as a QPTP, and it is possible that future guidance may adversely affect the qualification of ETFs as QPTPs. A Fund’s ability to pursue an investment strategy that involves investments in QPTPs may be limited by that Fund’s intention to qualify as a RIC, and may bear adversely on that Fund’s ability to so qualify. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to publicly traded partnership income from a Fund’s investment in an ETF treated as a publicly traded partnership for federal income tax purposes will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such ETF directly.

A Fund may invest in exchange-traded funds that are organized as commodity trusts. An exchange-traded commodity trust is a pooled trust that invests in physical commodities, and issues shares that are traded on a securities exchange. When the pool of physical commodities is fixed, exchange traded commodity trusts are treated as transparent for U.S. federal income tax purposes, and thus, the Fund will be treated as holding its share of an exchange traded commodity trust’s assets for purpose of determining whether the Fund meets the 90 percent gross income test described above . As with other investments in commodities, investments in exchange traded commodity trusts may generate non-qualifying income for purposes of this test. As a result, a Fund’s investments in exchange traded commodity trusts can be limited by the Fund’s intention to qualify as a RIC, and can bear adversely on the Fund’s ability to so qualify.

Passive Foreign Investment Companies

The Funds may invest in shares of foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC, as well as gain from the sale of PFIC shares, are treated as “excess distributions.” Excess distributions are taxable as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. If a Fund receives an excess distribution with respect to PFIC stock, the Fund will itself be subject to tax on the portion of an excess distribution that is allocated to prior taxable years without the ability to reduce such tax by making distributions to Fund shareholders, and an interest factor will be added to the tax as if the tax had been payable in such prior taxable years.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Another election would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated and reported as though they were realized as ordinary income on the last day of the taxable year. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible by the Fund as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these two elections may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Mortgage Pooling Vehicles

The Funds may invest directly or indirectly in residual interests in real estate mortgage conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or taxable mortgage pools (“TMPs”). Under a Notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This Notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, Funds investing in such interests may not be a suitable investment for charitable remainder trusts (see Unrelated Business Taxable Income, below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a return and pay tax on such income, and (iii) in the case of a foreign shareholder (defined below), will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to income tax on such inclusions without reference to any exemption therefrom otherwise available under the Code.

Unrelated Business Taxable Income

Under current law, income of a RIC that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if Shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Backup Withholding

Each Fund may be required to withhold federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Non-U.S. Shareholders

Distributions by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign shareholder”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In order to qualify for the withholding exemptions for interest-related and short term capital gain dividends, a foreign shareholder is required to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the applicable W-8 form or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should consult their tax advisors or intermediaries, as applicable, regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

If a beneficial owner of Fund Shares who or which is a foreign shareholder has a trade or business in the United States, and income from the Fund is effectively connected with the conduct by the beneficial owner of that trade or business, such income will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax.

In general, a beneficial owner of Fund Shares who or which is a foreign shareholder is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of the Fund unless (i) such gain effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund Shares.

Foreign shareholders should consult their tax advisors and, if holding Shares through intermediaries, their intermediaries, concerning the application of these rules to an investment in a Fund.

Certain Additional Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund or its agent may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays to such shareholder and 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays to such shareholder after December 31, 2018. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Reporting Requirements Regarding Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Tax Equalization

Each Fund intends to distribute its net investment income and capital gains to shareholders at least annually to qualify for treatment as a RIC under the Code. Under current law, provided a Fund is not treated as a “personal holding company” for U.S. federal income tax purposes, the Fund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s accumulated earnings and profits. This practice, called tax “equalization,” reduces the amount of income and/or gains that a Fund is required to distribute as dividends to non-redeeming shareholders. Tax equalization is not available to a Fund treated as a personal holding company. The amount of any undistributed income and/or gains is reflected in the value of a Fund’s Shares. The total return on a shareholder’s investment will generally not be reduced as a result of a Fund’s use of this practice.

Personal Holding Company Status

A Fund will be a personal holding company for federal income tax purposes if 50% or more of the Fund’s shares are owned, at any time during the last half of the Fund’s taxable year, directly or indirectly by five or fewer individuals. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. If a Fund becomes a personal holding company, it may be subject to a tax of 20% on all its investment income and on any net short-term gains not distributed to shareholders on or before the fifteenth day of the third month following the close of the Fund’s taxable year. In addition, the Fund’s status as a personal holding company may limit the ability of the Fund to distribute dividends with respect to a taxable year in a manner qualifying for the dividends-paid deduction subsequent to the end of the taxable year and will prevent the Fund from using tax equalization, which may result in the Fund paying a fund-level income tax. Each Fund intends to distribute all of its income and gain in timely manner such that it will not be subject to an income tax or an otherwise applicable personal holding company tax, but there can be no assurance that a Fund will be successful in doing so each year.

There can be no assurance that a Fund is not nor will not become a personal holding company.

Tax Shelter Disclosure

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Creation and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Other Taxation

The foregoing discussion is primarily a summary of certain U.S. federal income tax consequences of investing in a Fund based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, banks and other financial institutions, and investors making in-kind contributions to a Fund. Such shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a Fund.

OTHER INFORMATION

Regular International Holidays

For each intervening holiday in the applicable foreign market that is not a holiday observed by the U.S. equity markets, the redemption settlement cycle will be extended by the number of days of such intervening holiday. In addition to holidays, other unforeseeable closings in a foreign market, including due to regulatory action, may also prevent a Fund from delivering securities within the normal settlement period.

In certain circumstances, the securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days. The holidays applicable to various countries during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein.

The dates for the period October 1, 2017 through September 30, 2018 in which the regular holidays affecting the relevant securities markets of the below listed countries. Please note these holiday schedules are subject to potential changes in the relevant securities markets. In certain countries (for example, China) some exchanges may have holidays not found in the other exchanges.

October 1, 2017 – September 30, 2018

Australia	Austria	Belgium	Brazil	Canada	Chile	China
October 2 November 6 November 7 December 22 December 25 December 26 December 29 January 1 January 26 March 12 March 30 April 2 April 25 June 11 August 6	October 26 November 1 December 8 December 25 December 26 January 1 March 30 April 2 May 1 May 10 May 21 May 31 August 15	November 1 November 11 December 25 December 26 January 1 March 30 April 2 May 1 May 10 May 21 August 15	October 12 November 2 November 15 November 20 December 25 December 29 January 1 January 25 February 12 February 13 February 14 March 30 May 1 May 31 July 9 September 7	October 9 November 13 December 25 December 26 January 1 February 19 March 30 May 21 July 2 August 6 September 3	October 9 October 27 November 1 December 8 December 25 December 31 January 1 March 29 March 30 May 1 May 21 July 2 July 16 August 15 September 18 September 19

October 2

October 3

October 4

October 5

October 6

October 10

November 11

November 23

December 25

December 26

January 1

February 15

February 16

February 17

February 18

February 19

February 20

February 21

April 2

April 5

April 6

April 30

May 1

May 22

June 18

July 2

September 24

Colombia	Czech Republic	Denmark	Egypt	Finland	France	Germany
October 16 November 6 November 13 December 8 December 25 January 1 January 8 March 19 March 29 March 30 May 1 May 14 June 4 June 11 July 2 July 20 August 7 August 20	October 28 November 17 December 25 December 26 January 1 March 30 April 2 May 1 May 8 July 5 July 6 September 28	December 25 December 26 January 1 March 29 March 30 April 2 April 27 May 10 May 11 May 21 June 5	October 6 November 30 December 1 January 1 January 7 January 25 April 8 April 9 April 25 May 1 June 15 June 16 July 1 July 23 August 21 August 22 August 23 September 11	December 6 December 25 December 26 January 1 January 6 March 30 April 2 May 1 May 10 June 22 June 23	October 31 November 1 December 25 December 26 January 1 March 30 April 2 May 1	October 3 November 1 December 25 December 26 December 29 January 1 March 30 April 2 May 1 May 21

Greece	Hong Kong	Hungary	India	Indonesia	Ireland	Israel
October 28 December 25 December 26 January 1 February 12 February 19 March 30 April 2 April 6 April 9 May 1 May 21 May 28 August 15	October 2 October 5 December 25 December 26 January 1 February 15 February 16 February 19 February 20 February 21 March 30 April 2 April 5 April 6 April 30 May 1 May 22 June 18 July 2	October 23 November 1 December 25 December 26 January 1 March 15 March 16 March 30 April 2 April 30 May 1 May 21 August 20

October 2

October 19

October 20

November 4

December 1

December 25

January 1

January 26

February 13

February 19

March 1

March 29

March 30

April 2

May 1

June 15

August 15

August 22

September 12

September 20

				October 2 December 1 December 25 December 26 January 2 January 28 February 16 March 30 May 1 May 10 May 30 June 1 June 15 August 17 August 22 September 12	October 30 December 22 December 25 December 26 December 29 January 1 March 30 April 2 May 7 June 4 August 6

October 4

October 5

October 8

October 9

October 10

October 11

October 12

December 13

March 1

March 30

April 1

April 2

April 3

April 4

April 5

April 6

April 18

April 19

May 20

July 22

September 9

September 10

September 11

September 18

September 19

September 23

September 24

September 25

September 26

September 27

September 30

Italy	Japan	Malaysia	Mexico	The Netherlands	New Zealand	Norway
November 1 December 8 December 25 December 26 January 1 January 6 March 30 April 2 April 25 May 1 August 15	October 9 November 3 November 23 December 25 December 26 January 1 January 2 January 3 January 8 February 12 March 21 April 30 May 3 May 4 May 5 July 16 August 11 September 17 September 24	October 20 December 1 December 25 January 1 January 31 February 1 February 16 May 1 May 29 May 30 May 31 June 1 June 15 August 22 August 31 September 11 September 17	November 2 November 20 December 12 December 25 January 1 February 5 March 19 March 29 March 30 May 1	December 25 December 26 January 1 March 30 April 2 April 27 May 1 May 10 May 21 June 5	October 23 December 22 December 25 December 26 December 29 January 1 January 2 January 22 January 29 February 6 March 30 April 2 April 25 June 4	December 25 December 26 January 1 March 28 March 29 March 30 April 2 May 1 May 10 May 17 May 21 June 5

Peru	The Philippines	Poland	Portugal	Qatar	Russia	Singapore
November 1 December 8 December 25 January 1 March 29 March 30 May 1 June 29 July 28 July 29 August 30	October 31 November 1 November 30 December 25 January 1 March 29 March 30 April 9 May 1 June 12 June 15 August 20 August 21 August 27	November 1 December 25 December 26 January 1 January 6 March 30 April 2 May 1 May 3 May 31 August 15	October 5 November 1 December 1 December 8 December 25 December 26 January 1 February 13 March 30 April 2 April 25 May 1 May 31 August 15	December 18 January 1 February 13 March 4 June 15 August 22 August 23 August 24 August 25	November 6 November 23 December 22 December 25 December 26 December 29 January 1 January 2 January 3 January 4 January 5 January 7 February 23 March 8 March 30 April 2 May 1 May 9 May 28 June 12	October 18 October 19 December 25 January 1 February 15 February 16 March 30 May 1 May 29 June 15 August 9 August 22

South Africa	South Korea	Spain	Sweden	Switzerland	Taiwan	Thailand
December 16 December 22 December 25 December 26 December 29 January 1 March 21 March 30 April 2 April 27 May 1 August 9 September 24

October 3

October 4

October 5

October 6

October 9

November 9

December 20

December 25

December 29

January 1

January 2

February 15

February 16

March 1

May 1

May 7

May 22

June 6

June 13

August 15

September 24

September 25

September 26

		October 12 November 1 November 9 December 6 December 8 December 25 December 26 January 1 March 19 March 30 April 2 May 1 May 21 May 31 July 25 August 15	November 3 December 25 December 26 January 1 January 5 January 6 March 29 March 30 April 2 April 30 May 1 May 9 May 10 May 21 June 6 June 22	November 1 December 25 December 26 January 1 January 2 March 30 April 2 May 1 May 10 May 21 August 1	October 4 October 9 October 10 January 1 February 13 February 14 February 15 February 16 February 19 February 20 February 28 April 4 April 5 May 1 June 18	October 23 December 5 December 11 January 1 January March 1 March 2 April 6 April 13 April 16 May 1 May 7 May 29 July 26 August 13

Turkey	United Arab Emirates	United Kingdom
October 28 October 29 January 1 April 23 May 1 May 19 June 15 June 16 June 17 July 15 August 21 August 22 August 23 August 24 August 30	October 9 November 30 December 1 December 2 December 3 December 25 January 1 June 15 August 21 August 22 August 23 September 11	December 22 December 25 December 26 December 29 January 1 March 29 March 30 April 2 May 1 May 7 May 28 August 27

The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks comprise the Funds. Under certain conditions, a Fund may pay redemption proceeds more than seven days after the tender of a Creation Unit for redemption, but generally a Fund will not take more than fourteen calendar days from the date of the tender to pay redemption proceeds.

Index Provider Disclaimers

Intercontinental Exchange, Inc.

Each of ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, and ProShares UltraPro Short 20+ Year Treasury is based in whole, or in part, on the ICE U.S. 7-10 Year Bond Index, or ICE U.S. 20+ Year Bond Index, as applicable, owned by Intercontinental Exchange, Inc. or its affiliates and is used by LICENSEE with permission under license by Interactive Data Pricing and Reference Data, LLC, an affiliate of Intercontinental Exchange, Inc. (“Interactive Data”). ICE U.S. 7-10 Year Bond Index™ and ICE U.S. 20+ Year Bond Index™ (collectively, the “Indices”) are trademarks of Intercontinental Exchange, Inc. and its affiliates and used under license.

The Indices are maintained by Interactive Data Pricing and Reference Data LLC and/or its affiliates (collectively, “Interactive Data”). Interactive Data is not affiliated with ProShares Trust or any of its affiliates. ProShares Trust or its affiliates has entered into a license agreement with Interactive Data to use the Indices.

Neither ProShares Trust nor ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury is sponsored, endorsed, sold or promoted by Interactive Data. Interactive Data makes no representations or warranties regarding ProShares Trust or, ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury or the ability of, ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury to track the applicable Index.

INTERACTIVE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ICE U.S. 7-10 YEAR BOND INDEX™ and ICE U.S. 20+ YEAR BOND INDEX™ OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL INTERACTIVE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BofA Merrill Lynch

The Shares are not sponsored, endorsed, sold or promoted by BofA Merrill Lynch. Neither BofA Merrill Lynch nor any of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Standard & Poor’s Financial Services LLC, MSCI, Inc. or Frank Russell Company (the “Exchanges and Entities”) have passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Shares, nor do they make any representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly or the ability of the Index to track general hedge fund performance. BofA Merrill Lynch’s and the Exchanges and Entities’ only relationship to the Trust is the licensing of certain trademarks and trade names of BofA Merrill Lynch and the Exchanges and Entities and of the Index, which indices are determined, composed and calculated by BofA Merrill Lynch without regard to the Trust or the Shares. BofA Merrill Lynch and the Exchanges and Entities have no obligation to take the needs of the Trust or the owners of the Shares into consideration in determining, composing or calculating the Index. BofA Merrill Lynch and the Exchanges and Entities are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Shares to be issued or in the determination or calculation of the equation by which the Shares are to be converted into or redeemed for cash or other assets. BofA Merrill Lynch and the Exchanges and Entities have no obligation or liability in connection with the administration, marketing or trading of the Shares.

BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TRUST, OWNERS OF THE SHARES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH OR THE EXCHANGES AND ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The BofA Merrill Lynch Marks are trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and have been licensed for use by Trust. S&P, MSCI and Russell, respectively, are trademarks of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and Standard & Poor’s Financial Services LLC, MSCI, Inc. and Frank Russell Company and have been licensed for use by BofA Merrill Lynch.

Credit Suisse

CREDIT SUISSE SECURITIES (USA) LLC AND ITS AFFILIATES (COLLECTIVELY, “CREDIT SUISSE”) DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX, OR ANY DATA INCLUDED THEREIN AND CREDIT SUISSE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. CREDIT SUISSE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CREDIT SUISSE INDEXES OR ANY DATA INCLUDED THEREIN. CREDIT SUISSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CREDIT SUISSE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CREDIT SUISSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FTSE

ProShares Ultra, Short and UltraShort FTSE China 50, ProShares Ultra and UltraShort FTSE Developed Europe, ProShares Inflation Expectations ETF, ProShares Investment Grade-Interest Rate Hedged, and ProShares High Yield—Interest Rate Hedged are not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or by the London Stock Exchange Group Companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the (i) results to be obtained from the use of the FTSE China 50 Index and the FTSE Developed Europe Index (the “Indices”) (ii) the figure at which an Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the ProShares Ultra, Short and UltraShort FTSE China 50 and Ultra and UltraShort FTSE Developed Europe. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to ProShares or its clients. The Index is calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index and (b) under any obligation to advise any person of any error therein.

All rights in the Indices vest in FTSE. “FTSE®” is a trademark of the LSEG and is used by FTSE under license.

Morningstar, Inc.

ProShares Morningstar Alternatives Solution ETF is not sponsored, endorsed, sold or promoted by Morningstar, Inc. Morningstar makes no representation or warranty, express or implied, to the owners of ProShares Morningstar Alternatives Solution ETF or any member of the public regarding the advisability of investing in securities generally or in ProShares Morningstar Alternatives Solution ETF in particular or the ability of Morningstar® Diversified Alternatives IndexSM to track general stock market performance. Morningstar’s only relationship to ProShares Trust is the licensing of: (i) certain service marks and service names of Morningstar; and (ii) the Morningstar® Diversified Alternatives IndexSM which is determined, composed and calculated by Morningstar without regard to ProShares Trust or ProShares Morningstar Alternatives Solution ETF. Morningstar has no obligation to take the needs of ProShares Trust or the owners of ProShares Morningstar Alternatives Solution ETF into consideration in determining, composing or calculating the Morningstar® Diversified Alternatives IndexSM. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the Morningstar® Diversified Alternatives IndexSM or the timing of the issuance or sale of ProShares Morningstar Alternatives Solution ETF or in the determination or calculation of the equation by which ProShares Morningstar Alternatives Solution ETF is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of ProShares Morningstar Alternatives Solution ETF. MORNINGSTAR, INC. DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE PROSHARES MORNINGSTAR ALTERNATIVES SOLUTION ETF OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, OWNERS OR USERS OF THE PROSHARES MORNINGSTAR ALTERNATIVES SOLUTION ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE PROSHARES MORNINGSTAR ALTERNATIVES SOLUTION ETF OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE FUND OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI

MSCI ® is a registered trademark of Morgan Stanley & Company, Inc. The Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the Funds. Morgan Stanley has no obligation to take the needs of the Funds into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of Shares of the Funds or the timing of the issuance or sale of such Shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the Funds in connection with the administration of the Funds, or the marketing or trading of Shares of the Funds. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Russell

Russell 2000® (the “Russell Index”) is a trademark of the Russell Investment Group and/or its affiliates (“Russell”).

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, INVESTORS, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P Dow Jones Indices

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Indexes are a product of S&P Dow Jones Indices LLC or its affiliates, and have been licensed for use by ProShares. The Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general market performance. S&P Dow Jones Indices’ only relationship to ProShares with respect to the Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to ProShares or the Funds. S&P Dow Jones Indices have no obligation to take the needs of ProShares or the owners of the Funds into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisers. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROSHARES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES

INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROSHARES, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

FINANCIAL STATEMENTS

The audited Financial Statements, for each Fund that commenced operations prior to May 31, 2017, and the report of PricewaterhouseCoopers LLP, as independent registered public accounting firm, for the fiscal year ended May 31,2017, that appear in the Annual Report to shareholders dated May 31, 2017, are hereby incorporated by reference in this SAI. The Annual Report to shareholders is delivered with this SAI to shareholders requesting this SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROSHARES TRUST. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROSHARES TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

S&P Global Ratings (“S&P”).

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or a minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investor Service (“Moody’s”).

Aaa – Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated ‘A’ are considered to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa – Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Investor Services (“Fitch’s”).

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for timely payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a coercive debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Dominion Ratings Services of Canada (DBRS).

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB – Speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing/with the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “(high)”, “(middle)” and “(low)” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high) – Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle) – Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low) – Short term debt rated “R-1 (low)” is of good credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1 – The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 – The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TBW-3 – The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 – The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AA: Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest ratings.

A – Indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB – The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST):

BB – While not investment grade, the ‘BB’ rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B – Issues rated ‘B’ show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC – Issues rated ‘CCC’ clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC – ‘CC’ is applied to issues that are subordinate to other obligations rated ‘CCC’ and are afforded less protection in the event of bankruptcy or reorganization.

D – Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation ‘LC.’

A rating in the long term debt categories may include a plus (+) or minus (-) to indicate where within the category the issue is placed.

APPENDIX B

Although the Trust generally does not have information concerning the beneficial ownership of Shares nominally held by Depository Trust Company (“DTC”), the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding Shares of a Fund, as of September 1, 2017 is set forth below*:

Fund	Beneficial Owner	Percent Owned
SHORT S&P 500®
	CHARLES SCHWAB & CO., INC.	15.56%
	NATIONAL FINANCIAL SERVICES LLC	14.07%
	WELLS FARGO CLEARING SERVICES	10.57%
	TD AMERITRADE CLEARING, INC	7.55%
	CITIBANK, NA	6.68%
	MORGAN STANLEY	6.29%

ULTRAPRO SHORT QQQ®
	CHARLES SCHWAB & CO., INC.	18.60%
	NATIONAL FINANCIAL SERVICES LLC	14.93%
	TD AMERITRADE CLEARING, INC	9.15%
	E*TRADE SECURITIES LLC	7.30%
	CITIBANK, NA	6.30%
	JPMORGAN	5.88%
	MERRILL LYNCH	5.21%

DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF
	MERRILL LYNCH	17.51%
	CHARLES SCHWAB & CO., INC.	14.56%
	UBS FINANCIAL SERVICES, INC.	8.67%
	NATIONAL FINANCIAL SERVICES LLC	8.49%
	MORGAN STANLEY	8.19%
	JPMORGAN	6.67%

GLOBAL LISTED PRIVATE EQUITY ETF
	JPMORGAN	18.42%
	MERRILL LYNCH	16.93%
	NATIONAL FINANCIAL SERVICES LLC	12.46%
	CHARLES SCHWAB & CO., INC.	8.63%
	PERSHING LLC	6.11%
	WELLS FARGO CLEARING SERVICES	6.10%
	RAYMOND JAMES & ASSOCIATES, INC.	5.48%
	JPMORGAN	5.07%

HEDGE REPLICATION ETF
	WELLS FARGO CLEARING SERVICES	21.03%
	MERRILL LYNCH	14.11%
	BROWN BROTHERS HARRIMAN & CO.	12.96%
	JPMORGAN	12.90%
	CITIBANK, NA	10.05%
	NATIONAL FINANCIAL SERVICES LLC	7.99%

Fund	Beneficial Owner	Percent Owned
HIGH YIELD-INTEREST RATE HEDGED
	MORGAN STANLEY	22.70%
	TD AMERITRADE CLEARING, INC	13.35%
	MERRILL LYNCH	10.02%
	WELLS FARGO CLEARING SERVICES	8.69%
	CHARLES SCHWAB & CO., INC.	5.72%
	NATIONAL FINANCIAL SERVICES LLC	5.69%
	BNY MELLON	5.45%

INFLATION EXPECTATIONS ETF
	TD AMERITRADE CLEARING, INC	52.61%
	CHARLES SCHWAB & CO., INC.	26.61%
	NATIONAL FINANCIAL SERVICES LLC	6.64%

INVESTMENT GRADE-INTEREST RATE HEDGED
	MORGAN STANLEY	23.68%
	WELLS FARGO CLEARING SERVICES	12.87%
	CHARLES SCHWAB & CO., INC.	10.89%
	UBS FINANCIAL SERVICES, INC.	7.89%
	MERRILL LYNCH	7.85%
	TD AMERITRADE CLEARING, INC	6.82%
	NATIONAL FINANCIAL SERVICES LLC	5.33%

CRUDE OIL STRATEGY ETF
	NATIONAL FINANCIAL SERVICES LLC	69.58%
	CHARLES SCHWAB & CO., INC.	13.64%

LARGE CAP CORE PLUS
	LPL FINANCIAL	22.09%
	NATIONAL FINANCIAL SERVICES LLC	17.86%
	MORGAN STANLEY	12.65%
	CHARLES SCHWAB & CO., INC.	10.55%
	TD AMERITRADE CLEARING, INC	7.22%
	WELLS FARGO CLEARING SERVICES	5.54%

MANAGED FUTURES STRATEGY ETF
	JPMORGAN	47.19%
	MERRILL LYNCH	27.43%
	JPMORGAN	6.87%
	SCOTTRADE INC	6.83%

MERGER ETF
	JPMORGAN	65.63%
	MERRILL LYNCH	22.17%

MORNINGSTAR ALTERNATIVES SOLUTION ETF
	AMERIPRISE FINANCIAL	27.54%
	CHARLES SCHWAB & CO., INC.	15.18%
	LPL FINANCIAL	13.45%
	TD AMERITRADE CLEARING, INC	9.34%
	NATIONAL FINANCIAL SERVICES LLC	8.32%

Fund	Beneficial Owner	Percent Owned
MSCI EAFE DIVIDEND GROWERS ETF
	MERRILL LYNCH	21.47%
	MORGAN STANLEY	18.44%
	CHARLES SCHWAB & CO., INC.	12.25%
	AMERIPRISE FINANCIAL	6.70%
	NATIONAL FINANCIAL SERVICES LLC	6.25%
	RAYMOND JAMES & ASSOCIATES, INC.	5.96%
	PERSHING LLC	5.31%

MSCI EMERGING MARKETS DIVIDEND GROWERS ETF
	MERRILL LYNCH	32.96%
	NATIONAL FINANCIAL SERVICES LLC	19.61%
	CHARLES SCHWAB & CO., INC.	9.26%
	JPMORGAN	8.95%
	PERSHING LLC	8.49%
	LPL FINANCIAL	6.78%

MSCI EUROPE DIVIDEND GROWERS ETF
	NATIONAL FINANCIAL SERVICES LLC	22.93%
	MERRILL LYNCH	19.83%
	CHARLES SCHWAB & CO., INC.	11.53%
	SG AMERICAS SECURITIES, LLC	10.41%
	PERSHING LLC	7.37%
	RBC WEALTH MANAGEMENT	5.64%
	UBS SECURITIES LLC	5.58%

RAFI® LONG/SHORT
	TD AMERITRADE CLEARING, INC	20.09%
	NATIONAL FINANCIAL SERVICES LLC	16.36%
	PERSHING LLC	16.18%
	CHARLES SCHWAB & CO., INC.	15.45%
	JPMORGAN	13.13%
	MERRILL LYNCH	12.48%

RUSSELL 2000 DIVIDEND GROWERS ETF
	MORGAN STANLEY	15.31%
	CHARLES SCHWAB & CO., INC.	11.60%
	MERRILL LYNCH	11.38%
	UBS FINANCIAL SERVICES, INC.	8.83%
	NATIONAL FINANCIAL SERVICES LLC	8.69%
	WELLS FARGO CLEARING SERVICES	7.79%
	GOLDMAN SACHS & CO. LLC	7.70%
	LPL FINANCIAL	6.74%
	PERSHING LLC	6.53%

Fund	Beneficial Owner	Percent Owned
S&P 500 DIVIDEND ARISTOCRATS ETF
	NATIONAL FINANCIAL SERVICES LLC	14.69%
	MORGAN STANLEY	13.57%
	CHARLES SCHWAB & CO., INC.	11.77%
	MERRILL LYNCH	11.66%
	WELLS FARGO CLEARING SERVICES	6.70%
	UBS FINANCIAL SERVICES, INC.	6.34%
	RAYMOND JAMES & ASSOCIATES, INC.	5.80%
	PERSHING LLC	5.42%

S&P 500 EX-ENERGY ETF
	MERRILL LYNCH	28.23%
	TD AMERITRADE CLEARING, INC	22.82%
	NATIONAL FINANCIAL SERVICES LLC	11.20%
	PERSHING LLC	8.01%
	CHARLES SCHWAB & CO., INC.	7.75%

S&P 500 EX-FINANCIALS ETF
	GOLDMAN SACHS & CO. LLC	66.98%
	MERRILL LYNCH	12.32%
	NATIONAL FINANCIAL SERVICES LLC	5.28%

S&P 500 EX-HEALTH CARE ETF
	GOLDMAN SACHS & CO. LLC	34.53%
	MERRILL LYNCH	22.76%
	NATIONAL FINANCIAL SERVICES LLC	13.08%
	CHARLES SCHWAB & CO., INC.	9.94%
	TD AMERITRADE CLEARING, INC	9.75%
	LPL FINANCIAL	5.23%

S&P 500 EX-TECHNOLOGY ETF
	PERSHING LLC	28.17%
	VANGUARD BROKERAGE SERVICES	17.08%
	NATIONAL FINANCIAL SERVICES LLC	12.69%
	CHARLES SCHWAB & CO., INC.	9.19%
	JPMORGAN	8.46%
	TD AMERITRADE CLEARING, INC	7.85%
	MERRILL LYNCH	7.40%
	LPL FINANCIAL	5.22%

S&P MIDCAP 400 DIVIDEND ARISTOCRATS ETF
	MORGAN STANLEY	18.94%
	MERRILL LYNCH	11.58%
	NATIONAL FINANCIAL SERVICES LLC	10.13%
	CHARLES SCHWAB & CO., INC.	8.94%
	PERSHING LLC	8.56%
	WELLS FARGO CLEARING SERVICES	8.40%
	RAYMOND JAMES & ASSOCIATES, INC.	6.12%
	LPL FINANCIAL	5.79%
	TD AMERITRADE CLEARING, INC	5.37%
	UBS FINANCIAL SERVICES, INC.	5.12%

Fund	Beneficial Owner	Percent Owned
CDS SHORT NORTH AMERICAN HY CREDIT ETF
	JPMORGAN	31.15%
	RBC DOMINION SECURITIES INC	17.71%
	CITIBANK, NA	14.96%
	MERRILL LYNCH	13.18%
	CHARLES SCHWAB & CO., INC.	9.04%

SHORT TERM USD EMERGING MARKETS BOND FUND ETF
	CHARLES SCHWAB & CO., INC.	26.34%
	TD AMERITRADE CLEARING, INC	15.21%
	JPMORGAN	14.29%
	NATIONAL FINANCIAL SERVICES LLC	7.54%
	UBS FINANCIAL SERVICES, INC.	6.83%
	BANK OF AMERICA	6.00%
	MERRILL LYNCH	5.08%

SHORT 20+ YEAR TREASURY
	NATIONAL FINANCIAL SERVICES LLC	15.56%
	CHARLES SCHWAB & CO., INC.	14.06%
	WELLS FARGO CLEARING SERVICES	11.44%
	MORGAN STANLEY	8.47%
	UBS FINANCIAL SERVICES, INC.	6.47%
	TD AMERITRADE CLEARING, INC	5.45%
	CITIBANK, NA	5.19%
	PERSHING LLC	5.01%

SHORT 7-10 YEAR TREASURY
	CITIBANK, NA	17.22%
	NATIONAL FINANCIAL SERVICES LLC	11.96%
	MERRILL LYNCH	10.77%
	CHARLES SCHWAB & CO., INC.	10.17%
	PERSHING LLC	6.79%
	BROWN BROTHERS HARRIMAN & CO.	6.20%

SHORT BASIC MATERIALS
	MERRILL LYNCH	38.84%
	SG AMERICAS SECURITIES, LLC	24.95%
	GOLDMAN SACHS & CO. LLC	15.41%

SHORT DOW30SM
	NATIONAL FINANCIAL SERVICES LLC	13.66%
	CHARLES SCHWAB & CO., INC.	13.43%
	TD AMERITRADE CLEARING, INC	8.03%
	WELLS FARGO CLEARING SERVICES	7.75%
	MORGAN STANLEY	6.54%
	UBS FINANCIAL SERVICES, INC.	5.04%
	BROWN BROTHERS HARRIMAN & CO.	5.00%

Fund	Beneficial Owner	Percent Owned
SHORT FINANCIALS
	BROWN BROTHERS HARRIMAN & CO.	18.39%
	CHARLES SCHWAB & CO., INC.	14.21%
	NATIONAL FINANCIAL SERVICES LLC	13.31%
	TD AMERITRADE CLEARING, INC	8.10%
	MERRILL LYNCH	7.67%
	MORGAN STANLEY	5.55%

SHORT FTSE CHINA 50
	TD AMERITRADE CLEARING, INC	27.65%
	MERRILL LYNCH	19.26%
	CHARLES SCHWAB & CO., INC.	17.57%
	NATIONAL FINANCIAL SERVICES LLC	9.52%

SHORT HIGH YIELD
	PERSHING LLC	26.38%
	MERRILL LYNCH	18.24%
	NATIONAL FINANCIAL SERVICES LLC	9.71%
	WELLS FARGO CLEARING SERVICES	8.63%
	CHARLES SCHWAB & CO., INC.	7.71%
	TD AMERITRADE CLEARING, INC	5.41%

SHORT MIDCAP400
	CHARLES SCHWAB & CO., INC.	21.15%
	NATIONAL FINANCIAL SERVICES LLC	12.81%
	TD AMERITRADE CLEARING, INC	11.05%
	WELLS FARGO CLEARING SERVICES	9.98%
	ROBERT W. BAIRD & CO. INC.	9.10%
	MERRILL LYNCH	8.08%
	SCOTTRADE INC	5.01%

SHORT MSCI EAFE
	WELLS FARGO CLEARING SERVICES	17.59%
	NATIONAL FINANCIAL SERVICES LLC	16.58%
	MORGAN STANLEY	7.47%
	BROWN BROTHERS HARRIMAN & CO.	5.92%
	JPMORGAN	5.11%

SHORT MSCI EMERGING MARKETS
	MORGAN STANLEY	20.19%
	NATIONAL FINANCIAL SERVICES LLC	12.72%
	CHARLES SCHWAB & CO., INC.	6.62%
	NATIONAL BANK FINANCIAL.	6.05%
	WELLS FARGO CLEARING SERVICES	5.55%
	PICTET AND CIE	5.51%

Fund	Beneficial Owner	Percent Owned
SHORT OIL AND GAS
	NATIONAL FINANCIAL SERVICES LLC	33.97%
	MERRILL LYNCH	16.81%
	PERSHING LLC	13.21%
	TD AMERITRADE CLEARING, INC	10.89%
	CHARLES SCHWAB & CO., INC.	6.80%
	GOLDMAN SACHS & CO. LLC	6.29%

SHORT QQQ®
	NATIONAL FINANCIAL SERVICES LLC	13.57%
	WELLS FARGO CLEARING SERVICES	12.46%
	CHARLES SCHWAB & CO., INC.	11.62%
	MORGAN STANLEY	9.76%
	CITIBANK, NA	7.50%
	TD AMERITRADE CLEARING, INC	6.53%
	BROWN BROTHERS HARRIMAN & CO.	5.23%

SHORT REAL ESTATE
	WELLS FARGO CLEARING SERVICES	22.58%
	CHARLES SCHWAB & CO., INC.	17.18%
	BROWN BROTHERS HARRIMAN & CO.	15.15%
	NATIONAL FINANCIAL SERVICES LLC	11.22%
	TD AMERITRADE CLEARING, INC	7.38%
	MERRILL LYNCH	5.80%

SHORT RUSSELL2000
	CHARLES SCHWAB & CO., INC.	23.33%
	NATIONAL FINANCIAL SERVICES LLC	16.70%
	TD AMERITRADE CLEARING, INC	9.53%
	WELLS FARGO CLEARING SERVICES	9.32%
	MORGAN STANLEY	7.48%

SHORT SMALL CAP600
	CHARLES SCHWAB & CO., INC.	21.28%
	NATIONAL FINANCIAL SERVICES LLC	20.19%
	ABN AMRO CLEARING CHICAGO LLC	15.70%
	MERRILL LYNCH	12.10%
	TD AMERITRADE CLEARING, INC	8.00%

ULTRAPRO SHORT RUSSELL2000
	CHARLES SCHWAB & CO., INC.	28.84%
	NATIONAL FINANCIAL SERVICES LLC	20.22%
	TD AMERITRADE CLEARING, INC	15.65%
	MERRILL LYNCH	6.84%

ULTRAPRO SHORT DOW30SM
	NATIONAL FINANCIAL SERVICES LLC	19.39%
	CHARLES SCHWAB & CO., INC.	14.75%
	TD AMERITRADE CLEARING, INC	10.36%
	E*TRADE SECURITIES LLC	7.74%
	SCOTTRADE INC	7.52%
	MERRILL LYNCH	6.59%
	CITIBANK, NA	5.88%

Fund	Beneficial Owner	Percent Owned
ULTRA 20+ YEAR TREASURY
	TD AMERITRADE CLEARING, INC	22.43%
	NATIONAL FINANCIAL SERVICES LLC	17.13%
	JPMORGAN	15.07%
	CHARLES SCHWAB & CO., INC.	10.51%
	MERRILL LYNCH	10.24%
	SCOTTRADE INC	5.84%
	GOLDMAN SACHS & CO. LLC	5.42%

ULTRA 7-10 YEAR TREASURY
	TD AMERITRADE CLEARING, INC	15.65%
	NATIONAL FINANCIAL SERVICES LLC	15.18%
	RBC WEALTH MANAGEMENT	13.90%
	CHARLES SCHWAB & CO., INC.	9.63%
	GOLDMAN SACHS & CO. LLC	5.99%
	MERRILL LYNCH	5.32%
	PERSHING LLC	5.11%

ULTRA BASIC MATERIALS
	NATIONAL FINANCIAL SERVICES LLC	34.12%
	CHARLES SCHWAB & CO., INC.	17.85%
	TD AMERITRADE CLEARING, INC	10.04%
	MERRILL LYNCH	7.78%

ULTRA CONSUMER GOODS
	SG AMERICAS SECURITIES, LLC	20.34%
	NATIONAL FINANCIAL SERVICES LLC	15.54%
	JPMORGAN	14.15%
	TRUST COMPANY OF AMERICA	13.38%
	TD AMERITRADE CLEARING, INC	9.19%
	CHARLES SCHWAB & CO., INC.	8.90%

ULTRA CONSUMER SERVICES
	CHARLES SCHWAB & CO., INC.	31.63%
	NATIONAL FINANCIAL SERVICES LLC	21.12%
	MERRILL LYNCH	18.13%
	TD AMERITRADE CLEARING, INC	7.43%

ULTRA DOW30SM
	NATIONAL FINANCIAL SERVICES LLC	21.15%
	MORGAN STANLEY	16.40%
	CHARLES SCHWAB & CO., INC.	16.00%
	E*TRADE SECURITIES LLC	8.14%
	TD AMERITRADE CLEARING, INC	7.54%

Fund	Beneficial Owner	Percent Owned
ULTRA FINANCIALS
	NATIONAL FINANCIAL SERVICES LLC	16.49%
	CHARLES SCHWAB & CO., INC.	13.86%
	TD AMERITRADE CLEARING, INC	9.51%
	CITIBANK, NA	9.12%
	MERRILL LYNCH	7.01%
	E*TRADE SECURITIES LLC	6.98%
	MORGAN STANLEY	6.87%
	PERSHING LLC	5.59%

ULTRA FTSE CHINA 50
	NATIONAL FINANCIAL SERVICES LLC	20.36%
	CHARLES SCHWAB & CO., INC.	17.94%
	TD AMERITRADE CLEARING, INC	12.02%
	CITIBANK, NA	11.70%
	E*TRADE SECURITIES LLC	7.34%
	MERRILL LYNCH	7.03%
	SCOTTRADE INC	6.01%

ULTRA FTSE EUROPE
	CHARLES SCHWAB & CO., INC.	20.27%
	NATIONAL FINANCIAL SERVICES LLC	14.13%
	MERRILL LYNCH	13.66%
	CITIBANK, NA	11.42%
	TD AMERITRADE CLEARING, INC	9.95%
	JPMORGAN	9.58%
	PERSHING LLC	6.17%

ULTRA GOLD MINERS
	NATIONAL FINANCIAL SERVICES LLC	17.47%
	PERSHING LLC	14.52%
	JPMORGAN	12.24%
	CHARLES SCHWAB & CO., INC.	11.51%
	MERRILL LYNCH	11.11%
	TD AMERITRADE CLEARING, INC	9.14%

ULTRA HEALTH CARE
	NATIONAL FINANCIAL SERVICES LLC	19.71%
	MERRILL LYNCH	17.42%
	CHARLES SCHWAB & CO., INC.	15.36%
	TD AMERITRADE CLEARING, INC	9.67%
	PERSHING LLC	6.56%
	E*TRADE SECURITIES LLC	5.15%

ULTRA HIGH YIELD
	MERRILL LYNCH	43.84%
	CITIBANK, NA	14.89%
	JPMORGAN	12.79%
	CHARLES SCHWAB & CO., INC.	7.24%

Fund	Beneficial Owner	Percent Owned
ULTRA INDUSTRIALS
	NATIONAL FINANCIAL SERVICES LLC	23.86%
	SG AMERICAS SECURITIES, LLC	18.00%
	MERRILL LYNCH	10.78%
	E*TRADE SECURITIES LLC	9.90%
	TD AMERITRADE CLEARING, INC	7.01%
	CHARLES SCHWAB & CO., INC.	6.85%
	PERSHING LLC	6.83%
	MORGAN STANLEY	6.28%

ULTRA MIDCAP400
	NATIONAL FINANCIAL SERVICES LLC	19.67%
	CHARLES SCHWAB & CO., INC.	16.52%
	TD AMERITRADE CLEARING, INC	11.87%
	E*TRADE SECURITIES LLC	8.03%
	GOLDMAN SACHS & CO. LLC	6.83%

ULTRA MSCI BRAZIL CAPPED
	MERRILL LYNCH	29.06%
	JPMORGAN	17.12%
	NATIONAL FINANCIAL SERVICES LLC	11.01%
	CHARLES SCHWAB & CO., INC.	6.81%
	TD AMERITRADE CLEARING, INC	5.29%

ULTRA MSCI EAFE
	TD AMERITRADE CLEARING, INC	30.50%
	CHARLES SCHWAB & CO., INC.	24.45%
	MERRILL LYNCH	9.85%
	NATIONAL FINANCIAL SERVICES LLC	9.72%
	JPMORGAN	5.47%

ULTRA MSCI EMERGING MARKETS
	CHARLES SCHWAB & CO., INC.	24.05%
	TD AMERITRADE CLEARING, INC	21.67%
	NATIONAL FINANCIAL SERVICES LLC	21.49%
	MERRILL LYNCH	5.04%

ULTRA MSCI JAPAN
	SG AMERICAS SECURITIES, LLC	24.26%
	MERRILL LYNCH	19.78%
	JPMORGAN	18.38%
	NATIONAL FINANCIAL SERVICES LLC	8.50%
	CHARLES SCHWAB & CO., INC.	7.20%

ULTRA NASDAQ BIOTECHNOLOGY
	NATIONAL FINANCIAL SERVICES LLC	26.22%
	CHARLES SCHWAB & CO., INC.	14.89%
	TD AMERITRADE CLEARING, INC	11.78%
	MERRILL LYNCH	5.97%
	GOLDMAN SACHS & CO. LLC	5.93%
	E*TRADE SECURITIES LLC	5.43%

Fund	Beneficial Owner	Percent Owned
ULTRA OIL & GAS
	NATIONAL FINANCIAL SERVICES LLC	21.58%
	CHARLES SCHWAB & CO., INC.	16.64%
	TD AMERITRADE CLEARING, INC	11.37%
	E*TRADE SECURITIES LLC	10.34%
	SCOTTRADE INC	8.21%
	MERRILL LYNCH	6.41%

ULTRA QQQ®
	NATIONAL FINANCIAL SERVICES LLC	24.66%
	CHARLES SCHWAB & CO., INC.	21.14%
	TD AMERITRADE CLEARING, INC	12.53%
	E*TRADE SECURITIES LLC	6.72%
	MERRILL LYNCH	5.41%
	SCOTTRADE INC	5.01%

ULTRA REAL ESTATE
	NATIONAL FINANCIAL SERVICES LLC	16.05%
	CHARLES SCHWAB & CO., INC.	12.47%
	TD AMERITRADE CLEARING, INC	8.93%
	MERRILL LYNCH	7.57%
	PERSHING LLC	7.26%
	E*TRADE SECURITIES LLC	6.34%
	MORGAN STANLEY	5.48%
	CITIBANK, NA	5.11%

ULTRA RUSSELL2000
	CHARLES SCHWAB & CO., INC.	18.22%
	NATIONAL FINANCIAL SERVICES LLC	17.69%
	TD AMERITRADE CLEARING, INC	15.57%
	RBC WEALTH MANAGEMENT	5.23%

ULTRA S&P500®
	NATIONAL FINANCIAL SERVICES LLC	24.49%
	CHARLES SCHWAB & CO., INC.	18.76%
	TD AMERITRADE CLEARING, INC	11.23%
	PERSHING LLC	5.59%

ULTRA SEMICONDUCTORS
	NATIONAL FINANCIAL SERVICES LLC	22.02%
	MERRILL LYNCH	18.11%
	CHARLES SCHWAB & CO., INC.	17.39%
	TD AMERITRADE CLEARING, INC	12.85%
	E*TRADE SECURITIES LLC	5.41%

Fund	Beneficial Owner	Percent Owned
ULTRA SMALL CAP600
	WELLS FARGO CLEARING SERVICES	30.83%
	NATIONAL FINANCIAL SERVICES LLC	14.00%
	CHARLES SCHWAB & CO., INC.	10.04%
	MERRILL LYNCH	8.63%
	TD AMERITRADE CLEARING, INC	8.39%
	MORGAN STANLEY	5.23%

ULTRA TECHNOLOGY
	NATIONAL FINANCIAL SERVICES LLC	18.88%
	CHARLES SCHWAB & CO., INC.	18.25%
	CITIGROUP GLOBAL MARKETS, INC.	16.56%
	TD AMERITRADE CLEARING, INC	7.42%
	MERRILL LYNCH	5.32%
	E*TRADE SECURITIES LLC	5.24%
	MORGAN STANLEY	5.15%

ULTRA TELECOMMUNICATIONS
	MERRILL LYNCH	42.06%
	NATIONAL FINANCIAL SERVICES LLC	17.32%
	TD AMERITRADE CLEARING, INC	8.00%
	GOLDMAN SACHS & CO. LLC	6.76%
	SCOTTRADE INC	5.10%

ULTRA UTILITIES
	NATIONAL FINANCIAL SERVICES LLC	30.11%
	MERRILL LYNCH	14.69%
	CHARLES SCHWAB & CO., INC.	12.60%
	TD AMERITRADE CLEARING, INC	11.77%

ULTRAPRO DOW30SM
	CITIGROUP GLOBAL MARKETS, INC.	21.45%
	NATIONAL FINANCIAL SERVICES LLC	21.04%
	CHARLES SCHWAB & CO., INC.	12.38%
	TD AMERITRADE CLEARING, INC	12.27%
	E*TRADE SECURITIES LLC	8.65%

ULTRAPRO MIDCAP400
	NATIONAL FINANCIAL SERVICES LLC	23.70%
	CHARLES SCHWAB & CO., INC.	22.92%
	CITIGROUP GLOBAL MARKETS, INC.	21.45%
	TD AMERITRADE CLEARING, INC	8.92%
	E*TRADE SECURITIES LLC	5.41%

ULTRAPRO NASDAQ BIOTECHNOLOGY
	NATIONAL FINANCIAL SERVICES LLC	22.30%
	TD AMERITRADE CLEARING, INC	20.93%
	CHARLES SCHWAB & CO., INC.	12.48%
	E*TRADE SECURITIES LLC	10.76%
	MERRILL LYNCH	6.70%
	SCOTTRADE INC	5.31%

Fund	Beneficial Owner	Percent Owned
ULTRAPRO QQQ®
	NATIONAL FINANCIAL SERVICES LLC	24.00%
	CHARLES SCHWAB & CO., INC.	16.02%
	TD AMERITRADE CLEARING, INC	11.74%
	E*TRADE SECURITIES LLC	10.80%
	SCOTTRADE INC	6.50%
	CITIGROUP GLOBAL MARKETS, INC.	5.33%
	MERRILL LYNCH	5.16%

ULTRAPRO RUSSELL2000
	CITIBANK, NA	25.65%
	CHARLES SCHWAB & CO., INC.	18.48%
	NATIONAL FINANCIAL SERVICES LLC	14.56%
	TD AMERITRADE CLEARING, INC	11.51%
	E*TRADE SECURITIES LLC	6.79%

ULTRAPRO S&P500®
	SG AMERICAS SECURITIES, LLC	18.86%
	NATIONAL FINANCIAL SERVICES LLC	18.57%
	CHARLES SCHWAB & CO., INC.	12.72%
	TD AMERITRADE CLEARING, INC	9.06%
	E*TRADE SECURITIES LLC	6.14%
	MERRILL LYNCH	5.42%

ULTRAPRO SHORT 20+ YEAR TREASURY
	NATIONAL FINANCIAL SERVICES LLC	24.57%
	CHARLES SCHWAB & CO., INC.	17.28%
	TD AMERITRADE CLEARING, INC	12.13%
	CITIBANK, NA	9.05%
	MERRILL LYNCH	5.62%
	VANGUARD BROKERAGE SERVICES	5.12%

ULTRAPRO SHORT MIDCAP400
	TD AMERITRADE CLEARING, INC	24.72%
	NATIONAL FINANCIAL SERVICES LLC	17.17%
	GOLDMAN SACHS & CO. LLC	14.88%
	CHARLES SCHWAB & CO., INC.	7.31%
	MERRILL LYNCH	6.90%
	VANGUARD BROKERAGE SERVICES	5.60%

ULTRAPRO SHORT NASDAQ BIOTECHNOLOGY
	CHARLES SCHWAB & CO., INC.	20.29%
	MERRILL LYNCH	14.57%
	NATIONAL FINANCIAL SERVICES LLC	13.35%
	HSBC	8.81%
	HSBC GLOBAL CUSTODY, HONG KONG	8.81%
	TD AMERITRADE CLEARING, INC	8.06%
	SCOTTRADE INC	5.68%

Fund	Beneficial Owner	Percent Owned
ULTRAPRO SHORT S&P500®
	NATIONAL FINANCIAL SERVICES LLC	18.86%
	CHARLES SCHWAB & CO., INC.	13.40%
	TD AMERITRADE CLEARING, INC	11.56%
	BROWN BROTHERS HARRIMAN & CO.	8.24%
	CITIBANK, NA	6.75%
	E*TRADE SECURITIES LLC	5.05%

ULTRASHORT 20+ YEAR TREASURY
	CHARLES SCHWAB & CO., INC.	16.22%
	NATIONAL FINANCIAL SERVICES LLC	14.12%
	CITIBANK, NA	9.03%
	TD AMERITRADE CLEARING, INC	7.76%
	MERRILL LYNCH	7.32%
	BROWN BROTHERS HARRIMAN & CO.	5.21%

ULTRASHORT 7-10 YEAR TREASURY
	CHARLES SCHWAB & CO., INC.	20.37%
	NATIONAL FINANCIAL SERVICES LLC	13.51%
	CITIBANK, NA	9.18%
	UBS FINANCIAL SERVICES, INC.	6.57%
	TD AMERITRADE CLEARING, INC	6.55%
	WELLS FARGO CLEARING SERVICES	5.58%
	BROWN BROTHERS HARRIMAN & CO.	5.46%
	PERSHING LLC	5.00%

ULTRASHORT BASIC MATERIALS
	MERRILL LYNCH	19.16%
	NATIONAL FINANCIAL SERVICES LLC	17.92%
	CHARLES SCHWAB & CO., INC.	14.29%
	TD AMERITRADE CLEARING, INC	10.10%
	SCOTTRADE INC	7.33%
	E*TRADE SECURITIES LLC	6.50%

ULTRASHORT CONSUMER GOODS
	CITIBANK, NA	25.38%
	GOLDMAN SACHS & CO. LLC	18.16%
	CHARLES SCHWAB & CO., INC.	14.32%
	MERRILL LYNCH	11.63%
	NATIONAL FINANCIAL SERVICES LLC	9.49%

ULTRASHORT CONSUMER SERVICES
	MERRILL LYNCH	22.88%
	GOLDMAN SACHS & CO. LLC	18.63%
	TD AMERITRADE CLEARING, INC	18.10%
	NATIONAL FINANCIAL SERVICES LLC	9.01%
	CHARLES SCHWAB & CO., INC.	6.53%
	PERSHING LLC	6.16%

Fund	Beneficial Owner	Percent Owned
ULTRASHORT DOW30SM
	CHARLES SCHWAB & CO., INC.	21.65%
	NATIONAL FINANCIAL SERVICES LLC	19.44%
	TD AMERITRADE CLEARING, INC	9.84%
	E*TRADE SECURITIES LLC	8.22%
	BROWN BROTHERS HARRIMAN & CO.	7.50%
	SCOTTRADE INC	5.06%

ULTRASHORT FINANCIALS
	NATIONAL FINANCIAL SERVICES LLC	21.31%
	CHARLES SCHWAB & CO., INC.	11.46%
	TD AMERITRADE CLEARING, INC	10.07%
	BROWN BROTHERS HARRIMAN & CO.	8.01%
	CITIBANK, NA	7.65%
	SCOTTRADE INC	6.93%
	E*TRADE SECURITIES LLC	6.55%

ULTRASHORT FTSE CHINA 50
	TD AMERITRADE CLEARING, INC	11.93%
	CHARLES SCHWAB & CO., INC.	10.79%
	MERRILL LYNCH	10.78%
	NATIONAL FINANCIAL SERVICES LLC	10.69%
	CITIBANK, NA	7.75%
	E*TRADE SECURITIES LLC	6.40%
	PERSHING LLC	5.88%
	SCOTTRADE INC	5.36%

ULTRASHORT FTSE EUROPE
	BROWN BROTHERS HARRIMAN & CO.	16.63%
	NATIONAL FINANCIAL SERVICES LLC	14.29%
	CHARLES SCHWAB & CO., INC.	14.14%
	TD AMERITRADE CLEARING, INC	9.84%
	MERRILL LYNCH	7.29%
	CITIBANK, NA	5.47%
	SCOTTRADE INC	5.11%

ULTRASHORT GOLD MINERS
	MERRILL LYNCH	19.35%
	JPMORGAN	15.07%
	CITIBANK, NA	13.64%
	BROWN BROTHERS HARRIMAN & CO.	11.67%
	CHARLES SCHWAB & CO., INC.	9.25%
	TD AMERITRADE CLEARING, INC	6.42%
	NATIONAL FINANCIAL SERVICES LLC	5.45%

Fund	Beneficial Owner	Percent Owned
ULTRASHORT HEALTH CARE
	MERRILL LYNCH	51.65%
	CHARLES SCHWAB & CO., INC.	10.53%
	GOLDMAN SACHS & CO. LLC	7.61%
	VANGUARD BROKERAGE SERVICES	7.52%
	NATIONAL FINANCIAL SERVICES LLC	6.47%
	UBS FINANCIAL SERVICES, INC.	5.24%

ULTRASHORT INDUSTRIALS
	NATIONAL FINANCIAL SERVICES LLC	40.91%
	TD AMERITRADE CLEARING, INC	11.43%
	GOLDMAN SACHS & CO. LLC	10.65%
	CHARLES SCHWAB & CO., INC.	7.29%
	MERRILL LYNCH	6.83%
	CITIBANK, NA	6.38%

ULTRASHORT MIDCAP400
	MERRILL LYNCH	22.45%
	ABN AMRO CLEARING CHICAGO LLC.	17.28%
	NATIONAL FINANCIAL SERVICES LLC	12.96%
	CHARLES SCHWAB & CO., INC.	12.46%
	E*TRADE SECURITIES LLC	7.41%
	TD AMERITRADE CLEARING, INC	5.72%

ULTRASHORT MSCI BRAZIL CAPPED
	E*TRADE SECURITIES LLC	13.53%
	CITIBANK, NA	12.30%
	NATIONAL FINANCIAL SERVICES LLC	10.94%
	CHARLES SCHWAB & CO., INC.	7.19%
	TD AMERITRADE CLEARING, INC	6.89%
	MERRILL LYNCH	5.90%
	BROWN BROTHERS HARRIMAN & CO.	5.87%

ULTRASHORT MSCI EAFE
	MERRILL LYNCH	34.45%
	ABN AMRO CLEARING CHICAGO LLC.	16.35%
	NATIONAL FINANCIAL SERVICES LLC	16.15%
	CHARLES SCHWAB & CO., INC.	8.87%
	JPMORGAN	4.99%

ULTRASHORT MSCI EMERGING MARKETS
	CITIBANK, NA	15.37%
	TD AMERITRADE CLEARING, INC	14.87%
	NATIONAL FINANCIAL SERVICES LLC	11.03%
	CHARLES SCHWAB & CO., INC.	8.04%
	PICTET AND CIE	6.49%
	ABN AMRO CLEARING CHICAGO LLC.	5.83%

Fund	Beneficial Owner	Percent Owned
ULTRASHORT MSCI JAPAN
	MERRILL LYNCH	15.18%
	NATIONAL FINANCIAL SERVICES LLC	14.05%
	BROWN BROTHERS HARRIMAN & CO.	13.83%
	CHARLES SCHWAB & CO., INC.	10.46%
	CITIBANK, NA	9.25%
	TD AMERITRADE CLEARING, INC	6.89%

ULTRASHORT NASDAQ BIOTECH
	NATIONAL FINANCIAL SERVICES LLC	18.35%
	CHARLES SCHWAB & CO., INC.	11.98%
	BROWN BROTHERS HARRIMAN & CO.	8.34%
	CITIBANK, NA	7.57%
	TD AMERITRADE CLEARING, INC	6.07%
	E*TRADE SECURITIES LLC	5.83%
	MERRILL LYNCH	5.40%

ULTRASHORT OIL & GAS
	NATIONAL FINANCIAL SERVICES LLC	18.25%
	MERRILL LYNCH	15.32%
	CHARLES SCHWAB & CO., INC.	13.69%
	TD AMERITRADE CLEARING, INC	13.61%
	SCOTTRADE INC	6.57%
	DEUTSCHE BANK SECURITIES	5.15%

ULTRASHORT QQQ®
	NATIONAL FINANCIAL SERVICES LLC	19.02%
	CHARLES SCHWAB & CO., INC.	16.81%
	TD AMERITRADE CLEARING, INC	12.00%
	E*TRADE SECURITIES LLC	6.48%

ULTRASHORT REAL ESTATE
	PERSHING LLC	20.38%
	NATIONAL FINANCIAL SERVICES LLC	15.40%
	TD AMERITRADE CLEARING, INC	12.34%
	CHARLES SCHWAB & CO., INC.	11.89%
	MERRILL LYNCH	6.66%
	E*TRADE SECURITIES LLC	5.85%
	SCOTTRADE INC	5.60%

ULTRASHORT RUSSELL2000
	NATIONAL FINANCIAL SERVICES LLC	17.31%
	CHARLES SCHWAB & CO., INC.	14.44%
	TD AMERITRADE CLEARING, INC	9.66%
	PERSHING LLC	6.66%
	DEUTSCHE BANK SECURITIES	6.31%
	GMP SECURITIES L.P.	5.43%
	MORGAN STANLEY & CO LLC.	5.14%

Fund	Beneficial Owner	Percent Owned
ULTRASHORT S&P500®
	NATIONAL FINANCIAL SERVICES LLC	16.73%
	CHARLES SCHWAB & CO., INC.	15.51%
	TD AMERITRADE CLEARING, INC	9.91%
	MERRILL LYNCH	6.97%
	CITIBANK, NA	6.47%

ULTRASHORT SEMICONDUCTORS
	CHARLES SCHWAB & CO., INC.	17.25%
	NATIONAL FINANCIAL SERVICES LLC	14.04%
	TD AMERITRADE CLEARING, INC	13.33%
	E*TRADE SECURITIES LLC	10.74%
	MERRILL LYNCH	8.35%
	SCOTTRADE INC	7.91%
	D.A. DAVIDSON & CO.	5.47%

ULTRASHORT SMALL CAP600
	NATIONAL FINANCIAL SERVICES LLC	21.13%
	MERRILL LYNCH	17.98%
	VANGUARD BROKERAGE SERVICES	17.81%
	CHARLES SCHWAB & CO., INC.	10.69%
	SCOTTRADE INC	10.64%
	E*TRADE SECURITIES LLC	7.93%
	TD AMERITRADE CLEARING, INC	5.04%

ULTRASHORT TECHNOLOGY
	NATIONAL FINANCIAL SERVICES LLC	17.18%
	MERRILL LYNCH	15.01%
	E*TRADE SECURITIES LLC	8.13%
	TD AMERITRADE CLEARING, INC	8.13%
	CHARLES SCHWAB & CO., INC.	8.03%
	TD WATERHOUSE	6.61%
	CITIBANK, NA	6.36%

ULTRASHORT UTILITIES
	CHARLES SCHWAB & CO., INC.	37.85%
	NATIONAL FINANCIAL SERVICES LLC	14.64%
	MERRILL LYNCH	11.59%
	TD AMERITRADE CLEARING, INC	10.58%

ULTRAPRO SHORT FINANCIAL SELECT SECTOR
	MERRILL LYNCH	31.96%
	PICTET AND CIE	24.93%
	NATIONAL FINANCIAL SERVICES LLC	7.67%
	CITIBANK, NA	7.13%
	E*TRADE SECURITIES LLC	5.62%
	TD AMERITRADE CLEARING, INC	5.14%

ULTRAPRO FINANCIAL SELECT SECTOR
	NATIONAL FINANCIAL SERVICES LLC	29.35%
	MERRILL LYNCH	19.27%
	CHARLES SCHWAB & CO., INC.	11.07%

Fund	Beneficial Owner	Percent Owned
	TD AMERITRADE CLEARING, INC	10.44%
	VANGUARD BROKERAGE SERVICES	8.03%
	E*TRADE SECURITIES LLC	7.09%
	SCOTTRADE INC	5.33%

EQUITIES FOR RISING RATES ETF
	UBS SECURITIES LLC	97.49%

*	A person who beneficially owns, directly or indirectly, 25% or more of the voting securities of a Fund may be deemed to “control” (as defined in the 1940 Act) that Fund, and may be able to exercise a controlling influence over any matter submitted to shareholders of that Fund.